                        As filed with the Securities and
                          Exchange Commission on May 1,
                           2001 Registration File Nos.
                               333-86231/811-9115

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 4

                                       TO
                                    FORM S-6

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                  LEGACY BUILDER VARIABLE LIFE SEPARATE ACCOUNT
                              (Exact Name of Trust)

                       TRANSAMERICA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                             4333 Edgewood Road, NE
                            Cedar Rapids, Iowa 52499
          (Complete Address of Depositor's Principal Executive Offices)

                             Brenda D. Sneed, Esq.
                           Assistant General Counsel

                       Transamerica Life Insurance Company
                             4333 Edgewood Road, NE
                            Cedar Rapids, Iowa 52499
                (Name and Complete Address of Agent for Service)

                                   Copies to:

                           Frederick R. Bellamy, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2404


Approximate Date of Proposed Public Offering:  May 1, 2002


Title of securities being registered: Legacy Builder Plus flexible premium variable life insurance policy.

It is proposed that this filing will become effective:

[X]      Immediately upon filing pursuant to paragraph (b).
[ ]      On ___________pursuant to paragraph (b).
[ ]      60 days after filing pursuant to paragraph (a)(1).
[ ]      On (date) pursuant to paragraph (a)(1) of Rule 485.

PROSPECTUS
May 1, 2002

Transamerica Life Insurance Company is offering Legacy Builder Plus (the "Policy"), the flexible premium variable life insurance policy described in this prospectus. This prospectus provides information that a prospective owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own.


You can allocate your Cash Value to:

  . the Legacy Builder Variable Life Separate Account (the "variable account"), which invests in the portfolios listed on this page; or
  .  a fixed account, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the variable account must accompany this prospectus. Please read these documents before investing and save them for future reference.

Please note that the Policies and the portfolios:

  .  are not bank deposits
  .  are not federally insured
  .  are not endorsed by any bank or government agency
  .  are not guaranteed to achieve their goals
  .  are subject to risks, including loss of the amount invested.

The Policy generally will be a "modified endowment contract" for Federal income tax purposes. This means all loans, surrenders and partial surrenders are treated first as distributions of taxable income, and then as a return of basis. Prior to your age 59 1/2, all these distributions generally are subject to a 10% penalty tax.

  The Securities and Exchange Commission has not approved or disapproved this
    Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                              Legacy Builder Plus
                        Flexible Premium Variable Life
                               Insurance Policy
                                   issued by
                     Legacy Builder Variable Life Separate
                                    Account
                                      and
                      Transamerica Life Insurance Company
                             4333 Edgewood Road NE
                           Cedar Rapids, Iowa 52499
                                (800) 732-7754


The available portfolios are:
..AEGON/Transamerica Series Fund, Inc.
    Janus Growth

    Transamerica Equity

    Van Kampen Emerging Growth

..  AIM Variable Insurance Funds--Series I Shares

    AIM V.I. Capital Appreciation Fund
    AIM V.I. Government Securities Fund

    AIM V.I. Core Equity Fund


    AIM V.I. Premier Equity Fund

..Dreyfus Stock Index Fund--Initial Class
..Dreyfus Variable Investment Fund
    Dreyfus VIF--Money Market Portfolio
..  Dreyfus Variable Investment Fund--Initial Class
    Dreyfus VIF--Small Company Stock Portfolio
..MFS(R) Variable Insurance TrustSM
    MFS Emerging Growth Series
    MFS Research Series
    MFS Total Return Series
    MFS Utilities Series
..Oppenheimer Variable Account Funds
    Oppenheimer Capital Appreciation Fund/VA
    Oppenheimer Global Securities Fund/VA
    Oppenheimer High Income Fund/VA
    Oppenheimer Main Street Growth & Income Fund/VA
    Oppenheimer Strategic Bond Fund/VA


..Variable Insurance Products Fund
  (VIP)--Service Class 2

    Fidelity--VIP Balanced Portfolio


    Fidelity--VIP Contrafund(R) Portfolio


    Fidelity--VIP Equity-Income Portfolio


    Fidelity--VIP Growth Portfolio


    Fidelity--VIP Growth & Income Portfolio


    Fidelity--VIP High Income Portfolio


    Fidelity--VIP Investment Grade Bond Portfolio


    Fidelity--VIP Mid Cap Portfolio

Table of Contents
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Glossary....................................................................   1

Policy Summary..............................................................   3

Portfolio Expense Table.....................................................   7

Risk Summary................................................................  11

The Company and the Fixed Account...........................................  13
  Transamerica Life Insurance Company.......................................  13
  The Fixed Account.........................................................  13

The Variable Account and the Portfolios.....................................  14
  The Variable Account......................................................  14
  The Portfolios............................................................  15
  Your Right to Vote Portfolio Shares.......................................  16

The Policy..................................................................  17
  Purchasing a Policy.......................................................  17
  When Insurance Coverage Takes Effect......................................  17
  Extending the Maturity Date...............................................  17
  Ownership Rights..........................................................  18
    Changing the Owner......................................................  18
    Selecting and Changing the Beneficiary..................................  18
    Assigning the Policy....................................................  18
  Canceling a Policy........................................................  19

Premiums....................................................................  20
  Premium Payments..........................................................  20
  Allocating Premiums.......................................................  21

Policy Values...............................................................  23
  Cash Value................................................................  23
  Growth Accelerator........................................................  23
  Cash Surrender Value......................................................  23
  Subaccount Value..........................................................  23
  Unit Value................................................................  24
  Fixed Account Value.......................................................  24

Charges and Deductions......................................................  25
  Premium Expense Charge....................................................  25
  Monthly Deduction.........................................................  25
    Cost of Insurance.......................................................  26
    Monthly Policy Charge...................................................  26
  Daily Charge..............................................................  26
  Surrender Charge..........................................................  27
  Partial Surrender Charge..................................................  27
  Transfer Charge...........................................................  27
  Portfolio Expenses........................................................  27



Death Benefit...............................................................  28
  Death Benefit.............................................................  28
  Accelerated Death Benefit Riders..........................................  29
  Payment Options...........................................................  29
  Terminal Illness Accelerated Death
  Benefit Rider.............................................................  29
Full and Partial Surrenders.................................................  30
  Full Surrenders...........................................................  30
  Partial Surrenders........................................................  30

Transfers...................................................................  32
  Dollar Cost Averaging.....................................................  33
  Asset Rebalancing Program.................................................  33

Loans.......................................................................  35
Fixed Account Policy Loan...................................................  35
  Collateral................................................................  35
  Interest Rate.............................................................  36
Variable Interest Policy Loan...............................................  36
  Collateral................................................................  36
  Interest Rate.............................................................  37

Policy Lapse and Reinstatement..............................................  38
  Lapse.....................................................................  38
  Reinstatement.............................................................  38

Federal Tax Considerations..................................................  39

Other Policy Information....................................................  42
  Our Right to Contest the Policy...........................................  42
  Suicide Exclusion.........................................................  42
  Misstatement of Age or Sex................................................  42
  Modifying the Policy......................................................  42
  Payments We Make..........................................................  43
  Reports to Owners.........................................................  43
  Records...................................................................  44
  Policy Termination........................................................  44

Performance Data............................................................  44

Additional Information......................................................  59
  Sale of Policies..........................................................  59
  Associate Policies........................................................  59
  Legal Matters.............................................................  59
  Legal Proceedings.........................................................  59
  Experts...................................................................  59
  Financial Statements......................................................  60
  Additional Information about Transamerica Life Insurance Company..........  60
  Transamerica's Executive Officers and Directors...........................  60

Illustrations...............................................................  62

Glossary
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Cash Value
The sum of your Policy's value in the subaccounts and the fixed account (including amounts held in the fixed account to secure any Fixed Account Policy Loans).

Cash Surrender Value
The amount we pay when you surrender your Policy. It is equal to: (1) the Cash Value as of the date of surrender; minus (2) any surrender charge; minus (3) any outstanding Policy loan; minus (4) any loan interest you owe.

Death benefit proceeds
The amount we will pay to the beneficiary when we receive proof of the insured's death. We will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid monthly deductions.

Fixed Account Collateral
The Cash Value held in the Loan Reserve of the Fixed Account that is used to secure a Fixed Account Policy Loan.

Fixed Account Policy Loan
A Policy Loan secured by the Cash Value held in the Loan Reserve, which is part of the Fixed Account.

Initial premium
The amount you must pay before insurance coverage begins under this Policy. Your Policy's schedule page shows the initial premium. It must be at least $10,000.

Insured
The person whose life is insured by this Policy.

Lapse
If the Policy has an outstanding loan and it does not have enough Cash Value to pay the monthly deduction, the surrender charge and any outstanding loan amount (including any interest you owe on the loan(s)), the Policy will enter a 61-day grace period. The Policy will lapse (terminate without value) if you do not make a sufficient payment by the end of a grace period.

Maturity Date
The Policy anniversary when the insured reaches age 100 and life insurance coverage under this Policy ends. You may elect to continue the Policy beyond insured's age 100 under the extended maturity provision. However, the extended maturity provision may not be available in all states.

Monthly Date
This is the same day of each month as the Policy Date. If there is no Valuation Date in a calendar month that coincides with the Policy Date, the Monthly Date is the next Valuation Date. On each Monthly Date, we determine Policy charges and deduct them from the Cash Value.

Monthly Deduction
The amount we deduct from the Cash Value each month. The monthly deduction includes the cost of insurance charge, and any monthly administration charge.

Net Premium
The amount we receive as premium, less the premium expense charge.

Office
Our administrative and service office is Financial Markets Division, P.O. Box 3183, Cedar Rapids, Iowa 52406-3183; or 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. The telephone number is 1-800-732-7754.

Owner (you, your)
The person entitled to exercise all rights as owner under the Policy.

Policy Date
The date when we complete our underwriting process, full life insurance coverage goes into effect, we issue the Policy, and we begin to deduct the Monthly Deductions. Your Policy's schedule page shows the Policy Date. The free look period begins on the Policy Date. We measure Policy months, years, and anniversaries from the Policy Date.

Premiums
All payments you make under the Policy other than loan repayments.

Reallocation Date
The date shown on the Policy schedule page when we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The Reallocation Date varies by state according to a state's free look requirement. In states that require a full refund of premium upon exercise of the free look right, the Reallocation Date is 5 days after the end of the free look period. In other states, the Reallocation Date is the Policy Date.

Subaccount
A subdivision of the Legacy Builder Variable Life Separate Account. We invest each subaccount's assets exclusively in shares of one investment portfolio.

Surrender
To cancel the Policy by signed request from the owner.

Valuation Date
Each day that both the New York Stock Exchange and Transamerica Life Insurance Company are open for business, except for any days when a subaccount's corresponding investment portfolio does not value its shares. As of the date of this prospectus, there are no days when both the New York Stock Exchange and Transamerica are open for business and an investment portfolio does not value its shares.

Valuation Period
The period beginning at the close of business of the New York Stock Exchange on one Valuation Date and continuing to the close of business on the next Valuation Date.

Variable Account
Legacy Builder Variable Life Separate Account. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated mutual fund.

Variable Interest Policy Loan
A Policy Loan secured by the Cash Value held in the Variable Account, the Fixed Account or both the Fixed and Variable Accounts.

Written Notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept,
(2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified, and (3) be received at our Office.

Policy Summary
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This summary describes important features of the Policy and corresponds to sections in this prospectus which discuss the topics in more detail. All capitalized words and phrases, and a number of others, are defined or explained in the Glossary.
                                    Premiums

.. You can select a premium payment plan but you are not required to pay premiums according to the plan. You can vary the frequency and amount, and can skip premium payments. We will not accept any premiums after the insured reaches age 100.

..  Paying planned premiums does not guarantee that the Policy will not lapse.

.. In general, the minimum initial premium is $10,000, and the minimum additional premium is $5,000.

..  If the insured qualifies for simplified underwriting:

  /\ Conditional life insurance coverage begins as soon as you complete an application and pay an initial premium.

  /\ The maximum initial premium you may pay is $1,500 multiplied by the insured"s age at issue. (For example, if the insured is age 50 at issue, the maximum initial premium for simplified underwriting is $75,000.)

  /\ You may pay the maximum initial premium at issue or at any time during the first 2 Policy years; however, premiums paid in the second Policy year may not exceed premiums paid in the first Policy year.

..  If the insured undergoes full underwriting:

  /\ You designate the total premium for which we will underwrite the insured
     (the "underwriting premium").

  /\ In the second and subsequent Policy years, you have different premium payment options depending on what premiums you paid in the previous Policy year. See "Premiums" for further information.

  /\ At issue, you must pay an amount equal to the greater of: (1) 50% of the underwriting premium; or (2) the underwriting premium minus $100,000.

  /\ In the second and subsequent Policy years, you have different premium payment options depending on what premiums you paid in the previous Policy year. See "Premiums" for further information.

.. If you have no outstanding loans then we guarantee that your Policy will never lapse.

.. If you have an outstanding loan, your Policy will enter a 61-day grace period whenever the loan amount exceeds the Cash Value minus any surrender charge. The loan amount is the total amount of all outstanding Policy loans, including both principal and interest due. If that occurs, then your Policy will terminate without value unless you make a sufficient payment during the grace period. See "Risk of Lapse," and "Policy Lapse and Reinstatement."

.. Once we issue your Policy, the free look period begins. The free look period is the period when you may return the Policy and receive a refund. The length of the free look period varies by state. See "Canceling a Policy."
   The front cover of your Policy shows the applicable free look period.

.. We put all premiums (minus any premium expense charge) in the fixed account until the Reallocation Date.

                               Investment Options

You may allocate your money among the variable account investment options, and the fixed account options.

Variable Account:

.. You may allocate the money in your Policy to any of the subaccounts of the variable account. We do not guarantee any money you place in the subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

.. Each subaccount invests exclusively in one of the following investment portfolios:

  .  AEGON/Transamerica Series Fund,
     Inc.


     Subadvised by Janus Capital
     Corporation


      Janus Growth


     Subadvised by Transamerica
     Investment Management, LLC


      Transamerica Equity


     Subadvised by Van Kampen
     Asset Management Inc.


      Van Kampen Emerging Growth


  .  AIM Variable Insurance Funds--
     Series I Shares


     Managed by A I M Advisors,
     Inc.


      AIM V.I. Capital
      Appreciation Fund


      AIM V.I. Core Equity Fund


      AIM V.I. Government
      Securities Fund


      AIM V.I. Premier Equity
      Fund


  .  Dreyfus Stock Index Fund


     Managed by The Dreyfus
     Corporation and Mellon Equity
     Associates as index fund
     manager


  .  Dreyfus Variable Investment
     Fund


     Managed by The Dreyfus
     Corporation


      Dreyfus VIF--Money Market
      Portfolio


  .  Dreyfus Variable Investment
     Fund-- Initial Class


     Managed by The Dreyfus
     Corporation


      Dreyfus VIF--Small Company
      Stock Portfolio


  .  MFS(R) Variable Insurance
     TrustSM


     Managed by Massachusetts Financial Services Company


      MFS Emerging Growth Series


      MFS Research Series


      MFS Total Return Series


      MFS Utilities Series


  .  Oppenheimer Variable Account Funds


     Managed by OppenheimerFunds, Inc.


      Oppenheimer Capital Appreciation Fund/VA


      Oppenheimer Global Securities Fund/VA


      Oppenheimer High Income Fund/VA


      Oppenheimer Main Street Growth & Income Fund/VA


      Oppenheimer Strategic Bond Fund/VA


  .  Variable Insurance Products Fund


  .  (VIP)--Service Class 2


     Managed by Fidelity Management & Research Company


      Fidelity--VIP Balanced Portfolio


      Fidelity--VIP Contrafund(R) Portfolio


      Fidelity--VIP Equity-Income Portfolio


      Fidelity--VIP Growth Portfolio


      Fidelity--VIP Growth & Income Portfolio


      Fidelity--VIP High Income Portfolio


      Fidelity--VIP Investment Grade Bond Portfolio


      Fidelity--VIP Mid Cap Portfolio


Fixed Account:

.. You may also place money in the basic fixed account where it earns interest at an annual rate of at least 3%. We may declare a higher rate of interest, but we are not obligated to do so.

.. At the time of purchase, you may place or all of your initial net premium in the Dollar Cost Averaging Fixed Account ("DCA Fixed Account"). Money you place in the DCA Fixed Account will earn interest at an annual rate of at least 3.0%. We equal installments over a period of 6 months (or other periods available at the time of issue) and place it in the variable subaccounts according to your instructions.

                                  Cash Value

.. Cash Value is the sum of your amounts in the subaccounts and the fixed account. If you have a Fixed Account Policy Loan outstanding, Cash Value also includes amounts we hold in our fixed account to secure such loans.

.. Cash Value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest we credit to the fixed account, the charges we deduct, and any other transactions (transfers, partial surrenders, and loans.)

.. Cash Value is the starting point for calculating important values under the Policy, such as the Cash Surrender Value and the death benefit.

.. Your Policy may lapse if you do not have sufficient Cash Surrender Value to pay the monthly deductions when a Policy Loan is outstanding.

Growth Accelerator: At the end of each month in any Policy year, we will credit your Cash Value with additional interest at an annual rate of 0.50% if your Policy satisfies the following requirements at the beginning of the Policy year:

  X  Cash Value is greater than 200% of the total premiums paid; and

  X  Cash Value exceeds $50,000.

..  We do not guarantee a minimum Cash Value. Cash Value can go down--all the way to zero.
                            Charges and Deductions

$ Premium expense charge: We deduct a premium expense charge equal to the actual premium tax rate imposed by the state where we issue your Policy. Premium taxes currently range from 0.00% to 3.50% of each premium payment. We credit the remaining net premium to your Cash Value. Unless the state where we issued your Policy requires otherwise, we will charge an additional premium which is equal to 3% of the life insurance premium paid for your Policy if you purchase the optional Accelerated Death Benefit Rider for long-term care.


$ Monthly Deduction. On the Policy Date and on each Monthly Date, we deduct the following charges on a pro-rata basis from each subaccount and the fixed account:

  /\ a cost of insurance charge for the Policy

  /\ a monthly Policy charge including two components:

    (1) a monthly administrative charge of $2.50 if the Cash Value at the beginning of a Policy year is less than $50,000; and

    (2) a monthly asset based charge equal to 0.55% annually of the assets in the variable account. We deduct this charge from the assets in the variable account only during the first 10 Policy years.

$ Surrender charge: During the first 6 years after a premium payment, we deduct a 7% surrender charge on any surrender attributable to the premium. A separate surrender charge applies to each premium payment.

We deduct a 7% surrender charge on the entire amount of any full or partial surrender during the first Policy year. After the first Policy year, you may partially surrender amounts up to your Policy's gain (Cash Value minus indebtedness minus premiums) free of charge; however, the 7% surrender charge will apply to the portion of any partial surrender that exceeds the gain and is attributable to a premium paid within the 6 years prior to the partial surrender.


$ Daily Charge: We deduct a daily charge equal (on an annual basis) to 0.75% of the average daily net assets of the variable account. This charge compensates us for certain mortality and expense risks we assume. The mortality risk is that the mortality experience of the insureds under the Policy will be different than we anticipated. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

$ Transfer charge: We currently assess no charge for transfers. We reserve the right to charge $10 for the 13th and each additional transfer in a Policy year.

   Loan Interest Charge: We assess an interest charge on the amount of outstanding loan. Interest is due and payable at the end of each calendar quarter. Unpaid interest becomes part of the outstanding loan. The loan interest rate charged is determined as follows:

  (1) Variable Interest Policy Loans (may not be available in all states). We will notify you of the interest rate to be charged on the loan at the time the loan is made. The loan interest rate may be adjusted at the end of the calendar quarter. The rate will never be more than the maximum permitted by law. We will notify you in advance of any change in the interest rate applicable to any existing loan(s). The loan interest rate we charge will not exceed the greater of:

    . The "Published Monthly Average" for the calendar month ending two months before the date on which the rate is determined; or

    . The interest rate used to determine the Cash Surrender Value in the Fixed Account under the Policy during the applicable period plus 1% per year.

  The "Published Monthly Average" is Moody's Corporate Bond Yield Average-- Monthly Average Corporates, as published by Moody's Investors Service, Inc., or any successor to it.

  (2) Fixed Account Policy Loan (may not be available in all states). We currently charge you an interest rate of 4.5% per year on your outstanding loan. We guarantee that this interest rate will not exceed 6% per year. Interest is due and payable at the end of each calendar quarter. Unpaid interest becomes part of the outstanding loan.


$ Portfolio Expenses: The portfolios deduct investment advisory (management) fees and other expenses from their assets. These charges vary by portfolio and in 1999 the total annual amount of these charges ranged from 0.26% to 1.25% of average portfolio assets.

Portfolio Expense Table
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The following table shows the fees and expenses charged by the portfolios. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2001. Expenses of the portfolios may be higher or lower in the future. For more information on the management fees described in this table, see the portfolios' prospectuses.


Annual Portfolio Operating Expenses (1) (as a percentage of average net assets and after fee waivers and expense reimbursements)


                                    Management  Other      Rule    Total Annual
Portfolio                              Fees    Expenses 12b-1 Fees   Expenses
---------                           ---------- -------- ---------- ------------
Janus Growth                          0.80%     0.09%       --        0.89%
Transamerica Equity                   0.75%     0.10%       --        0.85%
Van Kampen Emerging Growth            0.80%     0.12%       --        0.92%
AIM V.I. Capital Appreciation
 Fund - Series I Shares               0.61%     0.24%       --        0.85%
AIM V.I. Government Securities
 Fund - Series I Shares               0.50%     0.58%       --        1.08%
AIM V.I. Core Equity Fund - Series
 I Shares                             0.61%     0.21%       --        0.82%
AIM V.I. Premier Equity Fund -
  Series I Shares                     0.60%     0.25%       --        0.85%
Dreyfus Stock Index Fund - Initial
 Class                                0.25%     0.01%       --        0.26%
Dreyfus VIF - Money Market
 Portfolio                            0.50%     0.08%       --        0.58%
Dreyfus VIF - Small Company Stock
 Portfolio - Initial Class            0.75%     0.28%       --        1.03%
MFS Emerging Growth Series (2)        0.75%     0.12%       --        0.87%
MFS Research Series (2)               0.75%     0.15%       --        0.90%
MFS Total Return Series (2)           0.75%     0.14%       --        0.89%
MFS Utilities Series (2)              0.75%     0.18%       --        0.93%
Oppenheimer Capital Appreciation
 Fund/VA                              0.64%     0.04%       --        0.68%
Oppenheimer Global Securities
 Fund/VA                              0.64%     0.06%       --        0.70%
Oppenheimer High Income Fund/VA       0.74%     0.05%       --        0.79%
Oppenheimer Main Street Growth &
 Income Fund/VA                       0.68%     0.05%       --        0.73%
Oppenheimer Strategic Bond Fund/VA    0.74%     0.05%       --        0.79%
Fidelity - VIP Balanced
 Portfolio - Service Class 2 (3)      0.43%     0.15%     0.25%       0.83%
Fidelity - VIP Contrafund(R)
 Portfolio - Service Class 2 (3)      0.58%     0.11%     0.25%       0.94%
Fidelity - VIP Equity-Income
 Portfolio - Service Class 2 (3)      0.48%     0.11%     0.25%       0.84%
Fidelity - VIP Growth Portfolio -
  Service Class 2 (3)                 0.58%     0.10%     0.25%       0.93%
Fidelity - VIP Growth & Income
 Portfolio -
 Service Class 2 (3)                  0.48%     0.11%     0.25%       0.84%
Fidelity - VIP High Income
 Portfolio - Service Class 2 (3)      0.58%     0.15%     0.25%       0.98%
Fidelity - VIP Investment Grade
 Bond Portfolio -
 Service Class 2                      0.43%     0.14%     0.25%       0.82%
Fidelity - VIP Mid Cap Portfolio -
  Service Class 2 (3)                 0.58%     0.11%     0.25%       0.94%


(1) The fee table information relating to the underlying funds was provided to Transamerica by the underlying funds, their investment advisers or managers, and Transamerica has not independently verified such information. Actual future expenses of the underlying funds may be greater or less than those shown in the Table.

(2) Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Other expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. The ratios for Other Expenses and Total Underlying Fund Annual Expenses (reduced by custodial offset arrangements), respectively, would have been as follows: 0.11%, 0.86%--MFS Emerging Growth Series; 0.14%, 0.89%--MFS Research Series; 0.13%, 0.88%-- MFS Total Return Series; and 0.17%, 0.92%--MFS Utilities Series.


(3) The expenses presented in the table are shown without brokerage/custodial expense reductions. With these reductions, the portfolios' other expenses and total expenses would have been: Equity-Income Portfolio--0.10% and 0.83%; Growth Portfolio--0.07% and 0.90%; Contrafund(R) Portfolio--0.07% and 0.90%; Growth & Income Portfolio--0.09% and 0.82%; Balanced Portfolio-- 0.13% and 0.81%; Mid Cap Portfolio--0.05% and 0.88%.

                                   Surrenders

.. Full surrender: At any time while the Policy is in force, you may make a written request to surrender your Policy and receive the Cash Surrender Value (that is, the Cash Value minus any surrender charge, and minus any outstanding loan amount including any accrued interest). Surrendering the Policy may have tax consequences. (See "Federal Tax Considerations.")

.. Partial surrenders: You may make a written request to withdraw part of the Cash Surrender Value, subject to the following rules:

  /\ You must request at least $500;

  /\ At least $5,000 of Cash Surrender Value must remain in the Policy after the partial surrender;

  /\ During the first Policy year, any amount you surrender is subject to a surrender charge; and

  /\ After the first Policy year, you may surrender amounts up to your Policy's gain (Cash Value minus indebtedness minus premiums paid) free of charge.


  If you have a Variable Interest Policy Loan outstanding, there are certain conditions under which we must secure all or a portion of your Policy Loan by automatically transferring a required amount from your Cash Value held in the Variable Account to the Fixed Account.

  The transfer is required if both of the following conditions apply:

  (i) the outstanding Variable Interest Policy Loan exceeds 50% of the Cash Surrender Value; and

  (ii) the partial surrender causes your Fixed Account (excluding any DCA amounts) to fall below a specific amount. That amount is two times the excess of your Variable Interest Policy Loan minus 50% of the Cash Surrender Value.

  If both of these conditions apply, you cannot make the partial surrender unless the transfer is made.

  If you have an outstanding Fixed Account Policy Loan, your Policy Loan has already been secured by your Cash Value held in the Loan Account in the Fixed Account and you can make a partial surrender of up to the amount remaining in the Cash Surrender Value for the policy, subject to the rules outlined above.

  /\ A partial surrender automatically causes a pro-rata reduction in the death benefit.

  /\ Full and partial surrenders may be taxable and, prior to your age 59
     1/2, may be subject to a 10% tax penalty.

  /\ When assessing the 7% surrender charge, we deem premiums to be withdrawn on a "first-in-first-out" (FIFO) basis.

  /\ Partial surrenders may have tax consequences. (See "Federal Tax
     Considerations.")

                                 Death Benefit

.. While the Policy is in force, the death benefit is the greater of: (1) the Basic Death Benefit; or (2) the Guaranteed Minimum Death Benefit ("GMDB").

.. Basic Death Benefit: The Basic Death Benefit is equal to the Cash Value divided by the net single premium. The net single premium is calculated using guaranteed cost of insurance charges with a 4% interest rate. The Basic Death Benefit will change monthly due to changes in the Cash Value. The net single premium will change annually.

.. Guaranteed Minimum Death Benefit: The GMDB is the greater of premiums paid or highest Cash Value on a Policy anniversary prior to the insured's age 75 (both adjusted for partial surrenders). At the insured's age 75, the GMDB remains fixed for the remainder of the Policy. For Policies issued after age 74, the GMDB will be the premiums paid less partial surrenders.

..  We deduct any unpaid loans from the proceeds payable on the insured's death.

.. You may apply for the Accelerated Death Benefit Rider for long-term care under the Policy. This Accelerated Death Benefit Rider is a portion of the Death Benefit under the Policy that may be payable monthly to Insured as reimbursement of actual charges incurred for long-term care. (Not available in all states.)


.. You may also apply for the Terminal Illness Accelerated Death Benefit, if the Insured has been diagnosed with a terminal condition (a disease or injury that is expected to result in death within 12 months). There is no charge for this Terminal Illness Accelerated Death Benefit Rider. However, this rider may be considered taxable income to you. Please consult your personal tax advisor or attorney.


                                   Transfers

Each year, you may make an unlimited number of transfers of Cash Value from the subaccounts and the fixed account. However, if you have an outstanding Variable Interest Policy Loan, certain transfers between the Variable Account and the Fixed Account, and the Fixed Account and the Variable Account may be restricted.

.. Transfers from the fixed account each Policy year may not exceed the greater of:

  /\ 25% of the amount in the fixed account; or

  /\ $1,000.

  If the balance after the transfer is less than $1,000, we will transfer the entire amount in the fixed account.

.. We may charge $10 for the 13th and each additional transfer during a Policy year.

..  We do not impose transfer charges for Dollar Cost Averaging or Asset
   Rebalancing.

                                     Loans

.. You may take a loan against the Policy for any amount from $500 up to 90% of the Cash Value net of surrender charge, minus any outstanding loans and interest you owe.

.. You may take a Fixed Account Policy Loan (secured by the Cash Value held in the Loan Reserve of the Fixed Account), or a Variable Interest Policy Loan (secured by the Cash Value in the Fixed Account, the Variable Account or both the Fixed and Variable Accounts) as set forth by the provisions of your policy.

.. Interest is due and payable at the end of each calendar quarter. Unpaid interest becomes part of the outstanding loan.

.. Loan interest generally is not tax deductible (consult your tax advisor for possible exceptions).

.. You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $500, and must be clearly marked as "loan repayments" or they will be credited as premiums if they equal or exceed minimum premium amounts.

..  We deduct any unpaid loans from the proceeds payable on the insured's death.

.. Loans taken from, or secured by, this Policy generally will be taxed as distributions and, prior to age 59 1/2, a tax penalty may apply.

..  The "no-lapse guarantee" does not apply if there is an outstanding loan.

..  Policy loans may have tax consequences. (See "Federal Tax Considerations.")

Variable Interest Policy Loans

This variable interest Policy Loan provision may not be available in all states.

..  The loan interest rate may be adjusted at the end of the calendar quarter.
   The rate will never be more than the maximum permitted by law. Loan interest rates will be guaranteed for one calendar quarter. This means that the loan interest rate will not change more often than once a calendar quarter. If there is a change in the loan interest rate, it will be made at the end of that calendar quarter.

..  The loan interest rate we charge will not exceed the greater of:

  . The "Published Monthly Average" for the calendar month ending two months before the date on which the rate is determined; or

  . The interest rate used to determine the Cash Surrender Value in the Fixed Account under the Policy during the applicable period plus 1% per year.

..  The "Published Monthly Average" is Moody's Corporate Bond Yield Average--
   Monthly Average Corporates, as published by Moody's Investors Service, Inc., or any successor to it.

..  In the event that Moody's Corporate Bond Yield Average--Monthly Average
   Corporates is no longer published, the "Published Monthly Average" will be a substantially similar average established by regulation issued by the Iowa Commissioner of Insurance.

..  The maximum loan interest rate on the Policy will be determined quarterly.
   If this maximum rate exceeds the existing interest rate charged on loans by 0.5% or more, the rate charged may be increased at the end of the calendar quarter. If the maximum rate is less than the existing interest rate charged on loans by a difference of 0.5% or more, the rate charged will be lowered at the end of the calendar quarter.

.. We will notify you of the initial interest rate to be charged on the loan at the time the loan is made. We will notify you in advance of any increase in the interest rate applicable to any existing loan(s).

Fixed Account Policy Loan

This Fixed Account Policy Loan provision is not available in all states.

.. To secure the Fixed Account loan, we transfer an amount equal to the loan from the variable account and fixed account to the loan account (part of our general account).

.. Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.

.. We currently charge you an interest rate of 4.5% per year on your loan. We guarantee that this interest rate will not exceed 6% per year. Interest is due and payable at the end of each calendar quarter. Unpaid interest becomes part of the outstanding loan.

Risk Summary
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                If you invest your Cash Value in one or more subaccounts, then you will be subject to the risk that investment performance
 Investment     will be unfavorable and that the Cash Value will decrease. You
    Risk        could lose everything you invest. If you select the fixed
                account, then we credit your Cash Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%

                Because we deduct charges from Cash Value every month, if investment results are negative or not sufficiently favorable, then your Cash Surrender Value may fall to zero. If your Cash Surrender Value is zero and you have an outstanding loan, then your Policy will enter a 61-day grace period. Unless you make a sufficient payment during the grace period, the Policy will lapse without value and insurance coverage will no longer be in effect. However, if investment experience is sufficiently favorable and you have kept the Policy in force for a substantial time, then you may be able to draw upon Cash
                Value, through partial surrenders and loans.
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   Risk of      If you do not have an outstanding loan, we guarantee that your
    Lapse       Policy will never lapse (terminate without value), regardless of investment performance.

                If you have an outstanding loan and your Cash Surrender Value becomes zero, then the Policy will enter a 61-day grace period.

                Whenever your Policy enters the grace period, if you do not make a sufficient payment before the grace period ends, your Policy will lapse, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be sufficient enough to cause the Cash Surrender Value to exceed zero, after deducting all due and unpaid monthly deductions and outstanding loans. You might not be able to reinstate a policy that has lapsed (depending on applicable state law).
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  Tax Risks     We anticipate that the Policy should be deemed a life
                insurance contract under Federal tax law. However, there is some uncertainty in this regard. The Policy generally will be treated as a modified endowment contract ("MEC") under Federal tax laws (except, in some cases for a Policy issued in
                exchange for another life issuance policy that was not a MEC).
                If a Policy is treated as a MEC, then surrenders, partial
                surrenders, and loans under a Policy will be taxable as
                ordinary income to the extent there are earnings in the
                Policy. In addition, a 10% penalty tax may be imposed on
                surrenders, partial surrenders, and loans taken before you reach age 59 1/2. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.
--------------------------------------------------------------------------------

                The 7% surrender charge under this Policy applies for 6 years
  Surrender     after each premium payment. You should purchase this Policy
   Charge       only if you have the financial ability to keep it in force for a substantial period of time.

                Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse. Cash Surrender Value (that is, Cash Value minus any surrender charges and outstanding loans) is one measure we use to determine whether your Policy will enter a grace period, and possibly lapse.
--------------------------------------------------------------------------------

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                You may request partial surrenders of a portion of the Cash
   Partial      Surrender Value. We impose a 7% surrender charge on all
  Surrender     partial surrenders in the first Policy year. After the first
   Limits       Policy year, you may request partial surrenders of amounts up to your Policy's gain free of charge. The amount partially surrendered must be at least $500 and must not cause the Cash
                Surrender Value after the partial surrender to be less than $5,000. We impose a 7% surrender charge on the portion of any surrender that exceeds the gain in the Policy and is attributable to a premium paid within the 6 years prior to the surrender.

                A partial surrender reduces the Cash Surrender Value, so it will increase the risk that the Policy will lapse. A partial surrender will reduce the death benefit and also may have tax consequences.
--------------------------------------------------------------------------------

 Loan Risks     A Policy loan affects the death benefit because a loan reduces the death benefit proceeds and Cash Surrender Value by the amount of the outstanding loan, plus any interest you owe on Policy loans.

                While a loan is outstanding, the "no-lapse guarantee" does not apply. See Policy Lapse and Reinstatement.

                A Policy loan could make it more likely that a Policy would terminate. There is a risk that if the loan reduces your Cash Surrender Value to too low an amount and investment results are unfavorable, then the Policy will lapse, resulting in loss of insurance and possibly adverse tax consequences. A loan will likely be taxed as a partial surrender and a 10% penalty tax may apply.

                A Fixed Account Policy loan, whether or not repaid, will
                affect Cash Value over time because we subtract the amount of the loan from the subaccounts and fixed account as collateral. We then credit a fixed interest rate of 3.0% to the collateral in the loan account. As a result, the loan collateral does not participate in the investment results of the subaccounts nor does it receive any higher current interest rate credited to the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.
--------------------------------------------------------------------------------

 Comparison     Like fixed benefit life insurance, the Policy offers a death
 With Other     benefit and provides a Cash Value, loan privileges and a value
  Insurance     on surrender. However, the Policy differs from a fixed benefit
  Policies      policy because it allows you to place your premiums in
                investment subaccounts. The amount and duration of life insurance protection will vary with the investment performance of the amounts you place in the subaccounts. In addition, the Cash Surrender Value will always vary with the investment results of your selected subaccounts.

                As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.
--------------------------------------------------------------------------------

Illustrations   The hypothetical illustrations in this prospectus or used in connection with the purchase of a Policy are based on
                hypothetical rates of return. These rates are not guaranteed, and are provided only to illustrate how the Policy charges and hypothetical rates of return affect death benefit levels, Cash
                Value and Cash Surrender Value of the Policy. We may also
                illustrate Policy values based on the adjusted historical
                performance of the portfolios since the portfolios' inception, reduced by Policy and subaccount charges. The hypothetical and adjusted historic portfolio rates illustrated should not be considered to represent past or future performance. Actual rates of return undoubtedly will be higher or lower than those illustrated, so the values under your Policy will be different from those illustrated.
--------------------------------------------------------------------------------

The Company and the Fixed Account

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Transamerica Life Insurance Company

Transamerica Life Insurance Company ("Transamerica," "Company," "we," "us" or "our") is the insurance company issuing the Policy. Transamerica was incorporated under Iowa law on April 19, 1961. Transamerica established the separate account to support the investment options under this Policy and under other variable life insurance policies we may issue. Our general account supports the fixed account options under the Policy. As of March 1, 2001, PFL Life Insurance Company changed its name to Transamerica Life Insurance Company


IMSA. Transamerica is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards inthe sales and advertising of individual life insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self- and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 202-624-2121.


The Fixed Account

The basic fixed account is part of Transamerica's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica has sole discretion over investment of the fixed account's assets. Transamerica bears the full investment risk for all amounts contributed to the fixed account. Transamerica guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective interest rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. You bear the risk that we will credit only 3% interest.

The Dollar Cost Averaging Fixed Account. At the time you purchase a Policy, you may place some or all of your initial net premium in the Dollar Cost Averaging Fixed Account ("DCA Fixed Account"). Money you place in the DCA Fixed Account will earn interest at an annual rate of at least 3%. We may declare a higher rate of interest at our sole discretion. We will transfer money out of the DCA Fixed Account in equal installments over a period of 6 months (or other periods available at the time of issue) and place it in the subaccounts and basic fixed account according to your instructions. The first such transfer occurs on the Monthly Date after the Reallocation Date. In the last month of the DCA Fixed Account term, we will transfer interest accrued on the premium.

There is no charge for participating in the DCA Fixed Account, and transfers under this program do not count in determining any transfer charge.

We reserve the right to stop offering the DCA Fixed Account at any time for any reason.

The fixed account is not registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Variable Account and the Portfolios
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The Variable Account

Transamerica established the variable account as a separate investment account under Iowa law on November 20, 1998. Transamerica owns the assets in the variable account and is obligated to pay all benefits under the Policies. Transamerica may use the variable account to support other variable life insurance policies Transamerica issues. The variable account is registered with the Securities and Exchange Commission as an unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.

The variable account is divided into subaccounts, each of which invests in shares of a specific portfolio of one of the following mutual funds:

..  AEGON/Transamerica Series Fund, Inc.



  Subadvised by Janus Capital
  Corporation


  Janus Growth


  Subadvised by Transamerica
  Investment Management, LLC



  Transamerica Equity


  Subadvised by Van Kampen Asset
  Management Inc.



  Van Kampen Emerging Growth


..  AIM Variable Insurance Funds--
   Series I Shares


  Managed by A I M Advisors, Inc.


  AIM V.I. Capital Appreciation Fund


  AIM V.I. Core Equity Fund


  AIM V.I. Government Securities
  Fund


  AIM V.I. Premier Equity Fund




..  Dreyfus Stock Index Fund


  Managed by The Dreyfus
  Corporation and Mellon Equity
  Associates as index fund manager



..  Dreyfus Variable Investment Fund


  Managed by The Dreyfus
  Corporation


  Dreyfus VIF--Money Market
  Portfolio


..  Dreyfus Variable Investment
   Fund--Initial Class


  Managed by The Dreyfus
  Corporation


  Dreyfus VIF--Small Company Stock
  Portfolio


..  MFS(R) Variable Insurance Trustsm


   Managed by Massachusetts Financial
   Services Company



   MFS Emerging Growth Series


   MFS Research Series


   MFS Total Return Series


   MFS Utilities Series


..  Oppenheimer Variable Account
   Funds


   Managed by OppenheimerFunds, Inc.


   Oppenheimer Capital Appreciation
   Fund/VA


   Oppenheimer Global Securities
   Fund/VA


   Oppenheimer High Income Fund/VA



   Oppenheimer Main Street Growth &
   Income Fund/VA


   Oppenheimer Strategic Bond Fund/VA


..  Variable Insurance Products Fund
   (VIP)--Service Class 2


   Managed by Fidelity Management &
   Research Company


   Fidelity--VIP Balanced Portfolio


   Fidelity--VIP Contrafund(R)
   Portfolio


   Fidelity--VIP Equity-Income
   Portfolio



   Fidelity--VIP Growth Portfolio


   Fidelity--VIP Growth & Income
   Portfolio


   Fidelity--VIP High Income Portfolio


   Fidelity--VIP Investment Grade Bond
   Portfolio


   Fidelity--VIP Mid Cap Portfolio


The subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the variable account reflect the subaccount's own investment experience and not the investment experience of our other assets. The variable account's assets may not be used to pay any of Transamerica's liabilities other than those arising from the Policies. If the variable account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The variable account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. Where permitted by applicable law, Transamerica reserves the right to:

  1. Create new separate accounts;

  2. Combine separate accounts, including the variable account;

  3. Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

  4. Make new portfolios available under the variable account or remove existing portfolios;

  5. Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investment or if we determine that investment in a portfolio is no longer appropriate in light of the variable account's purposes;

  6. Deregister the variable account under the Investment Company Act of 1940 if such registration is no longer required;

  7. Operate the variable account as a management investment company under the Investment Company Act of 1940 or as any other form permitted by law; and

  8. Make any changes required by the Investment Company Act of 1940 or any other law.

We will not make any such changes without receiving any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

The Portfolios

The variable account invests in shares of certain portfolios of the Funds. Each of the Funds is registered with the Securities and Exchange Commission as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including an explanation of the portfolios' investment objectives and a description of the risks, in the current prospectuses for the underlying fund portfolios, which are attached to this prospectus. You should read the Funds' prospectuses carefully.

In addition to the variable account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither Transamerica nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund's Board of Directors (or Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a fund's Board of Directors (Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, then variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

These portfolios are not available for purchase directly by the general public, and are not the same as other portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Policy may be lower or higher than the investment results of such other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment results of any of the portfolios available under the Policy will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

Please read the attached portfolio prospectuses to obtain more complete information regarding the portfolios. Keep these prospectuses for future reference.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Policy owners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Cash Value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy owners advising you of the action and the reasons we took such action.

The Policy
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Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium to us at our Office. You may also send the application and initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.

We determine the basic death benefit for a Policy based on the age of the insured when we issue the Policy, the initial premium paid, and other characteristics of the proposed insured(s) such as gender and risk class.

Generally, the Policy is available for insureds between issue ages 30-80 for standard risk classes, and between issue ages 30-70 for non-standard risk classes. We use different underwriting standards (simplified underwriting, or full underwriting) in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right: (1) to modify our underwriting requirements at any time; or (2) to reject an application for any reason permitted by law. There is no insurance coverage until we complete our underwriting process and accept the application.

When Insurance Coverage Takes Effect

Once we determine that the insured meets our underwriting requirements, insurance coverage begins, we issue the Policy, and we begin to deduct monthly charges from your premium. This date is the Policy Date. On the Policy Date, we will allocate your premium (less charges) to the fixed account. On the Reallocation Date, we will transfer your Cash Value from the fixed account to the subaccounts or maintain your Cash Value in the fixed account as you directed on your application. The Reallocation Date varies by state according to a state's free look requirement. In states that require a full refund of premium upon exercise of the free look right, the Reallocation Date is 5 days after the end of the free look period. In other states, the Reallocation Date is the Policy Date.

Full insurance coverage under the Policy will take effect only if the proposed insured is alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the initial premium is paid.

Extending the Maturity Date

You may request to extend the Maturity Date for your Policy. You must make your request in writing and we must receive it at least 90 days, but no more than 180 days, prior to the scheduled Maturity Date. After you extend the Maturity Date, we will automatically extend your Maturity Date every year unless you direct us in writing to do otherwise. Interest on any outstanding Policy loan will continue to accrue during the period for which the Maturity Date is extended.

The Cash Value at the Maturity Date will be equal to the death benefit, less any indebtedness. If you choose to extend the Maturity Date, the Cash Value will continue to earn interest and no monthly deductions will be deducted from the Cash Value.

The tax consequences of continuing a Policy beyond the Insured's age 100 are unclear: consult a tax advisor.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner

  . You may change the owner by providing a written request to us at any time while the insured is alive.
  . The change takes effect on the date that the written request is signed. . We are not liable for any actions we take before we receive the written request.
  . Changing the owner does not automatically change the beneficiary or the insured.
  .  Changing the owner may have tax consequences.

Selecting and Changing the Beneficiary

  . You designate the beneficiary (the person to receive the death benefit when the insured dies) in the application.
  . If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
  . If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
  . If both the beneficiary and contingent beneficiary die before the insured, then we will pay the death benefit to the owner or the owner's estate once the insured dies.
  . You can change the beneficiary by providing us with a written request while the insured is living.
  . The change in beneficiary is effective as of the date you sign the written request.
  . We are not liable for any actions we take before we receive the written request.

Assigning the Policy

  .  You may assign Policy rights while the insured is alive.
  .  The owner retains any ownership rights that are not assigned.
  . Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
  . Claims under any assignment are subject to proof of interest and the extent of the assignment.
  . If you assign your Policy as collateral for a loan, you should consider that loans secured by this Policy are treated as distributions and could be subject to income tax and a 10% penalty if you are under age 59 1/2.
  .  We are not:
    /\ bound by any assignment unless we receive a written notice of the assignment;
    /\ responsible for the validity of any assignment; or /\ liable for any actions we take before we receive written notice of the assignment.

.. Assigning the Policy may have tax consequences.

Canceling a Policy

You may cancel a Policy during the free-look period by returning it to Transamerica at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, or to the agent who sold it. The free-look period generally expires 10 days after you receive the Policy, but this period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund either (a) an amount equal to the Cash Value plus any charges we deducted, or (b) where required by state law, we will refund all premiums paid for the Policy.

Premiums
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Premium Payments

Before we issue a Policy, you must pay an initial premium equal to at least $10,000. Thereafter, you may pay premiums at any time and in any amount of $5,000 or more. However, because most additional premium payments will increase the death benefit, we will require additional underwriting for most additional premium payments.

We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code. Your Policy's schedule page will show the maximum additional premium you can pay during the first two Policy Years without additional underwriting. As indicated below, it is the Company's policy to use simplified issue underwriting for these Policies. However, the Company reserves the right to impose full underwriting on future premium payments. If we return a portion of your premium based on the maximum premium amount, we will not allow you to make additional premium payments until they are allowed by the maximum premium limitations. We reserve the right to modify our premium limitations at any time. You make all premium payments to our Office or to one of our authorized agents.

You can stop paying premiums at any time and your Policy will continue in force until the earlier of the maturity date (when the insured reaches age 100), or the date when either (1) the insured dies, or (2) the grace period ends without a sufficient payment, or (3) we receive your signed request to surrender the Policy.

The type of underwriting you qualify for depends upon the amount of premium paid at issue. Listed below are the two types of underwriting you may qualify for. See "Policy Summary-Premiums" for more information.

Simplified Issue Guidelines.

If simplified issue underwriting is used, then in the second and subsequent Policy years, you will have different options depending on your actions in the previous Policy year. In the second Policy year, you may have up to three options as follows:

  1. Pay an amount up to the difference between the simplified issue limit and the amount paid in the first Policy year, but not more than the amount paid in the first Policy year, with no additional underwriting. This option is only available if no partial withdrawals have been taken.

  2. Pay an amount that exceeds the limit in option (1) up to your attained Age times 1,500 subject to simplified issue underwriting. "Attained Age" is defined as the insured's age on the Policy Date, plus the number of completed Policy years since the Policy Date.

  3. Pay an amount that exceeds the limit in option (2) on a fully underwritten basis.

In the third and subsequent Policy years you would have one or two options depending on the premium paid in the previous Policy year.

  1. IF you paid a premium in the previous Policy year, you may pay additional premium on a simplified issue basis up to the simplified issue limit (attained Age times 1,500). You may pay more than simplified issue limit on a fully underwritten basis. (Note that the minimum additional premium that we will accept is $5,000.)

  2. IF you did not pay premium in the previous Policy year, additional premium payments can be made subject to underwriting at our discretion, including full underwriting.

Fully Underwritten Guidelines.

If full underwriting is used, then in the second and subsequent Policy years, you will have different options available to you depending on your actions in the previous Policy year. In the second Policy year, you may have up to three options as follows:

  1. Pay an amount up to the difference between the underwriting premium and the amount paid in the first Policy year. The underwriting premium is the total premium that you designate yourself to be underwritten for. This option is only available if no partial withdrawals have been taken and if the underwriting premium actually exceeds total premium paid in the first Policy year.

  2. Pay an amount that exceeds the limit in option (1) up to the attained Age times 1,500 subject to simplified issue underwriting. Note that this option may not exist if the limit in (1) exceeds the attained Age times 1,500.

  3.  Pay an amount that exceeds the greater of the limit in options (1) and
      (2) on a fully underwritten basis.

  With respect to both options 2 and 3, the premium will not be accepted if you do not qualify for the underwriting class under which the Policy was issued.

In the third and subsequent Policy years you would have one or two options depending on the premium paid in the previous Policy year.

  1. IF you paid a premium in the previous Policy year, you may pay additional premium on a simplified issue basis up to the simplified issue limit (attained Age times 1,500). You may pay more than the simplified issue limit on a fully underwritten basis. (Note that the minimum additional premium that we will accept is $5,000.)

  2. IF you did not pay premium in the previous Policy year, additional premium payments can be made subject to underwriting at our discretion, including full underwriting.

Tax-Free Exchanges (1035 Exchanges). We may accept as part of your initial premium money from one contract that qualified for a tax-free exchange under
Section 1035 of the Internal Revenue Code, contingent upon receipt of the cash from that contract. We will accept a Section 1035 exchange of a contract with an outstanding loan; however, we will not preserve the loan (i.e., you will pay off the loan and transfer the net policy value). If you contemplate a tax-free exchange, you should consult a competent tax advisor to discuss the potential tax effects of such a transaction.

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your net premium to one or more subaccounts of the variable account and to the fixed account according to the following rules:

  . You must put at least 1% of each net premium in any subaccount or the fixed account you select (you can, of course, put nothing in some subaccounts or the fixed account).

  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

  . You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory).

  . Any allocation change will be effective on the date we record the change. We record the allocation change on the same day that we receive the request for the change.

  . We reserve the right to limit the number of premium allocation changes; and to limit the number of subaccount allocations in effect at any one time.

We will credit interest on your initial net premium from the date we receive payment and the necessary documents to the Reallocation Date. Interest will be credited at the current fixed account rate. Interest is guaranteed to equal at least 3% annually.

Investment returns from amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the subaccounts.

On the Policy Date, we will allocate your Cash Value to the fixed account. We also allocate any net premiums we receive from the Policy Date to the Reallocation Date to the fixed account. On the Reallocation Date, we will reallocate the Cash Value in the fixed account to the subaccounts or retain it in the fixed account in accordance with the allocation percentages provided in the application. We invest all net premiums paid after the Reallocation Date on the Valuation Date we receive them. We credit these net premiums to the subaccounts (as appropriate) at the unit value next determined after we receive your payment. (Please refer to the Glossary for an explanation of the Reallocation Date.)

Policy Values
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Cash Value      .   serves as the starting point for calculating values under
                    a Policy;
                .  equals the sum of all values in the fixed account and in each subaccount of the variable account;
                .   is determined on the Policy Date and on each Valuation
                    Date; and
                .   has no guaranteed minimum amount and may be more or less
                    than premiums paid (except for amounts allocated to the fixed account).

Growth Accelerator

At the end of each month, we will credit your Cash Value with additional interest at an annual rate of 0.50% if your Policy satisfies the following requirements at the beginning of the Policy year:

  Cash Value is greater than 200% of the total premiums paid; and Cash Value exceeds $50,000.

We will allocate the additional interest to the variable account and the fixed account on a pro-rata basis. We guarantee to credit the monthly interest (0.04167% multiplied by the Cash Value at the end of each month); however, the Policy needs to be requalified to meet the specified requirements on a year-to-year basis. There is no charge for this benefit.

Cash Surrender Value

The Cash Surrender Value is the amount we pay to you when you surrender your Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request.

Cash            .  the Cash Value as of such date; minus
Surrender       .   any surrender charge as of such date; minus
Value on any    .   any outstanding Policy loans; minus
Valuation       .   any interest you owe on the Policy loans.
Date equals:

Subaccount Value

Each subaccount's value is the Cash Value in that subaccount. At the end of any Valuation Period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of   .   the initial units purchased at the unit value on the
units in any        Policy Date; plus
subaccount on   .   units purchased with additional net premiums; plus
any Valuation   .   units purchased via transfers from another subaccount or
Date equals:        the fixed account; plus
                .   units purchased via growth accelerator, if any; minus
                .   units redeemed to pay for monthly deductions; minus
                .   units redeemed to pay for partial surrenders; minus
                .   units redeemed as part of a transfer to another subaccount or the fixed account.

Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount by the unit value for that subaccount at the end of the Valuation Period.

Unit Value

We determine a unit value for each subaccount to reflect how investment results affect the Policy values. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one Valuation Period to the next.

                .   the total value of the assets held in the subaccount,
The unit            determined by multiplying the number of shares of the
value of any        designated portfolio owned by the subaccount times the
subaccount at       portfolio's net asset value per share; minus
the end of a    .   a deduction for the mortality and expense risk charge;
Valuation           minus
Period is       .   the accrued amount of reserve for any taxes or other
calculated          economic burden resulting from applying tax laws that we
as:                 determine to be properly attributable to the subaccount;
                    and the result divided by
                .   the number of outstanding units in the subaccount.

Fixed Account Value

On the Policy Date, the fixed account value is equal to the net premiums allocated to the fixed account, less the portion of the first monthly deduction taken from the fixed account.

The fixed       .   the net premium(s) allocated to the fixed account; plus
account value   .   any amounts transferred to the fixed account; plus
at the end of   .   interest credited to the fixed account; plus
any Valuation   .   amount credited via growth accelerator, if any; minus
Period is       .   amounts charged to pay for monthly deductions; minus
equal to:       .   amounts withdrawn from the fixed account; minus
                .   amounts transferred from the fixed account to a
                    subaccount.

Charges and Deductions
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This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.

Services and    .  the death benefit, cash and loan benefits under the Policy
benefits we     .  investment options, including premium allocations
provide:        .  administration of elective options and the distribution of reports to owners

                ---------------------------------------------------------------

Costs and       .  costs associated with processing and underwriting
expenses we        applications, issuing and administering the Policy
incur:          .  overhead and other expenses for providing services and
                   benefits
                .  sales and marketing expenses
                .  other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees

                ---------------------------------------------------------------

Risks we        .  that the cost of insurance charges we may deduct are
assume:            insufficient to meet our actual claims because insureds die sooner than we estimate
                .  that the costs of providing the services and benefits under the Policies exceed the charges we deduct

                ---------------------------------------------------------------

Premium Expense Charge

When you make a premium payment, we deduct a premium expense charge equal to the premium tax rate imposed by the state where we issue your Policy. State premium taxes currently range from 0.00% to 3.50% of each premium payment. After we deduct any premium expense charge, we apply the remaining amount (the net premium) to the subaccounts and the fixed account according to your allocation instructions. The premium expense charge compensates us for state premium taxes.

Monthly Deduction

We deduct a monthly deduction from the Cash Value on the Policy Date and on each Monthly Date. We will make deductions from each subaccount and the fixed account on a pro rata basis (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total Cash Value on the Monthly Date). If the value of any subaccount or the fixed account is insufficient to pay that subaccount or fixed account's portion of the monthly deduction, we will take the monthly deduction on a pro-rata basis from all accounts. Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

The monthly deduction has two components:

  1. The cost of insurance charge for the Policy; plus

  2. The monthly Policy charge, if applicable.

Cost of Insurance. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit (i.e., the anticipated cost of paying the amount of the death benefit that exceeds your Cash Surrender Value upon the insured's death). The charge depends on a number of variables (age, gender, risk class) that would cause it to vary from Policy to Policy and from Monthly Date to Monthly Date.

                The cost of insurance charge is equal to:
Cost of
Insurance
Charge

                    /\ the cost of insurance rates; multiplied by /\ the net amount at risk for your Policy on the Monthly
                       Date.

                The net amount at risk is equal to:

                    /\ the death benefit at the beginning of the month;
                       divided by
                    /\ a "risk rate divisor" (a factor that reduces the net
                       amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3%); minus
                    /\ the Cash Value at the beginning of the month.

We base the cost of insurance rates on the insured"s age, gender, and risk class. The actual monthly cost of insurance rates are based on our expectations as to future mortality experience. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioner's Standard Ordinary (C.S.O.) Mortality Tables (smoker/non-smoker) and the insured's age and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables. For substandard rate classes, these rates could be higher than the rates in the C.S.O. tables. When required, we use a unisex table.

Monthly Policy Charge. We assess a monthly Policy charge to compensate us for administrative expenses such as record keeping, processing death benefit claims and Policy changes, and overhead costs. The monthly Policy charge includes two components:

  (1) a monthly administrative charge of $2.50 if the Cash Value at the beginning of a Policy year is less than $50,000; and

  (2) a monthly asset based charge equal to an annual rate of 0.55% of the assets in the variable account. We deduct this charge from the assets in the variable account only during the first 10 Policy years.

Daily Charge

We deduct a daily charge from each subaccount to compensate us for certain mortality and expense risks we assume. The mortality risk is that an insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy. The daily charge is equal to:

  .  the assets in each subaccount, multiplied by

  .  the daily pro rata portion of the annual charge rate of 0.75%.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any lawful purpose including covering distribution costs.

Surrender Charge

If you fully surrender your Policy during the first 6 years following any premium payment, we deduct a surrender charge from your Cash Value and pay the remaining amount (less any outstanding loan amount) to you. The payment you receive is called the Cash Surrender Value. The surrender charge is equal to 7% of the premium(s) that was paid within 6 years of the surrender.

The surrender charge may be significant. You should carefully calculate this charge before you request a surrender. Under some circumstances the level of surrender charges might result in no Cash Surrender Value available if you surrender your Policy in the first few years after paying a premium.

Partial Surrender Charge

You may request partial surrenders of a portion of the Cash Surrender Value; however, the entire amount surrendered in the first Policy year is subject to a surrender charge. After the first Policy year, you may partially surrender amounts up to your Policy's gain (Cash Value minus indebtedness minus premium) free of charge. We deduct a 7% surrender charge on the portion of any partial surrender that exceeds the gain and is attributable to a premium paid within 6 years prior to the partial surrender. For this purpose, we deem any gain to be withdrawn first, and then the oldest premiums in the order they were paid (i.e., first-in-first-out, or "FIFO").


Transfer Charge

  . We guarantee that you can make 12 transfers each year free from charge. We currently allow an unlimited number of free transfers.

  . We reserve the right to charge $10 for each transfer in excess of 12 during a Policy Year. We will not increase this charge.

  . For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of subaccounts (or fixed account) affected by the transfer.

  .  We deduct the transfer charge from the amount being transferred.

  . Transfers we effect on the Reallocation Date, and transfers due to dollar cost averaging, asset rebalancing, and loans, do not count as transfers for the purpose of assessing this charge.

Portfolio Expenses

The value of the net assets of each subaccount reflects the investment advisory fees and other expenses incurred by the corresponding portfolio in which the subaccount invests. See the Portfolio Expenses Table in this prospectus, and the portfolios' prospectuses for further information on these fees and expenses.

Death Benefit
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Death Benefit

While the Policy is in force and if no loan is outstanding when the Insured dies, then, the death benefit is the greater of:

    (1) the Basic Death Benefit; or

    (2) the Guaranteed Minimum Death Benefit ("GMDB").

  . Basic Death Benefit: The Basic Death Benefit is the minimum amount that must be payable at the insured's death, before reduction for any outstanding loans, for the Policy to be treated as life insurance under the Internal Revenue Code. We determine the Basic Death Benefit by dividing the Cash Value by the net single premium. The net single premium is the amount of premium needed to provide a paid up death benefit of $1.00, assuming the guaranteed cost of insurance charges, a 4% interest rate, and mortality as set forth in the "Commissioners 1980 Standard Ordinary Mortality Table." The Basic Death Benefit will change monthly, or as of the date of death, due to changes in the Cash Value. The net single premium will change annually. Only the Basic Death Benefit is paid if there is an outstanding Policy Loan when the Insured dies.

  . Guaranteed Minimum Death Benefit: Until the insured's age 75, the GMDB is the greater of premiums paid (less partial surrenders) or the highest Cash Value on a Policy anniversary (adjusted for subsequent partial surrenders). At age 75, the GMDB remains fixed for the remainder of the Policy. For Policies issued after age 74, the GMDB will be the premiums paid less partial surrenders. If you take a partial surrender, the GMDB is reduced on a "dollar for dollar" basis. If you have an outstanding Policy Loan, the Guaranteed Minimum Death Benefit will terminate. If you have an outstanding Policy Loan when the Insured Dies, the Death Benefit Proceeds will be based on the Basic Death Benefit. However, if you repay the Policy Loan before the Insured Dies, we will reinstate the Guaranteed Minimum Death Benefit.

As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary. If the beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the Owner or the Owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options.

Death Benefit   .  the death benefit (described above); minus
Proceeds        .  any past due monthly deductions; minus
equal:          .  any outstanding Policy loan on the date of death; minus
                .  any interest you owe on the Policy loan(s), minus

                . any payments under the Accelerated Death Benefit Riders (see below).


If all or part of the death benefit proceeds are paid in one sum, we will pay interest on this sum only if required by applicable state law, from the date we receive due proof of the insured's death to the date we make payment.

We may further adjust the amount of the death benefit proceeds under certain circumstances. See Our Right to Contest the Policy; and Misstatement of Age or Sex.

The Specified Amount shown in the hypothetical illustrations in this prospectus and on the policy schedule page of your Policy is the Basic Death benefit on the Policy Date.

Accelerated Death Benefit Rider for Long-Term Care (not available in all states)


You may apply for the simplified issue Accelerated Death Benefit Rider for long-term care under the Policy. This Accelerated Death Benefit is a portion of the Death Benefit under the Policy that may be payable monthly as reimbursement of actual charges incurred. The Insured becomes eligible for benefits under the Accelerated Death Benefit Rider by being certified as a chronically ill individual and by being confined to a nursing or assisted living facility, or by receiving home health care from a home health agency or adult or adult day care in an adult day care center. Unless the state where we issued your Policy requires otherwise, we will charge an additional premium which is equal to 3% of the life insurance premium paid for your Policy if you purchase the optional Accelerated Death Benefit Rider.


The Death Benefit under the Policy will be reduced by the amount paid under the Accelerated Death Benefit Rider. If the Insured dies while the Policy is in force and while benefits under the rider are being paid, the remaining Death Benefit proceeds will be paid to the Beneficiary and no further payments under this rider will be made to you. However, if the entire Death Benefit proceeds are paid under the terms of the rider prior to the Insured's death, the Policy will terminate and there will be no Death Benefit payable upon the Insured's death.

Benefits under the Accelerated Death Benefit Rider are not intended to be considered taxable income to you. We urge you to consult your personal tax advisor or attorney on specific points of interest to you.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Information concerning these settlement options is available on request.

Terminal Illness Accelerated Death Benefit Rider


You may apply for the single sum Terminal Illness Accelerated Death Benefit if the Insured has been diagnosed with a terminal condition (a disease or injury that is expected to result in death within 12 months).


The Terminal Illness Accelerated Death Benefit equals the present value of a portion of the Death Benefit elected by the Owner, up to a maximum of 100% of the Death Benefit, less any indebtedness under the contract. At the time of payment of the Terminal Illness Accelerated Death Benefit, we will provide you with revised specification pages, which reflect the reduction of values and benefits. The Terminal Illness Accelerated Death Benefit can only be elected once. The rider will terminate when the benefit is paid.


There is no charge for the Terminal Illness Accelerated Death Benefit Rider. However, this rider may be considered taxable income to you. Please consult your personal tax advisor or attorney.

Full and Partial Surrenders
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Full Surrenders

You may make a written request to surrender your Policy for its Cash Surrender Value as calculated at the end of the Valuation Date when we receive your request.

Full            .  The insured must be alive and the Policy must be in force
Surrender          when you make your written request. A surrender is
Conditions:        effective as of the date when we receive your written
                   request. We may require that you return the Policy.

                . You will incur a surrender charge of 7% of any premium payments made within 6 years before the surrender. See Charges and Deductions--Surrender Charge.

                . Once you surrender your Policy, all coverage and other benefits under it cease.

                . We will pay you the Cash Surrender Value in a lump sum within seven days unless you request other arrangements.

Surrendering the Policy may have adverse tax consequences. See Federal Tax Considerations--Tax Treatment of Policy Benefits.

Partial Surrenders

You may request a partial surrender of a portion of your Cash Value subject to certain conditions.

  /\ You must make your partial surrender request to us in writing.

  /\ You must request at least $500.

  /\ You may withdraw up to the Policy"s gain (Cash Value minus indebtedness minus premiums) free of charge after the first Policy year.


  /\ At least $5,000 of Cash Surrender Value must remain in the Policy after the partial surrender.

  /\ We assess a surrender charge equal to 7% of the whole amount surrendered in the first Policy year.

  /\ We assess a surrender charge equal to 7% of the portion of any partial surrender after the first Policy year that exceeds the gain and is attributable to a premium payment made within 6 years before the partial surrender. See Charges and Deductions--Partial Surrenders.

  /\ We deduct the surrender charge from the remaining Cash Value.

You can specify the subaccount(s) and fixed account from which to make the partial surrender; otherwise we will deduct the amount (including any partial surrender charge) from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Cash Value contained in each subaccount and the fixed account).

  /\ If you have an outstanding Variable Interest Policy Loan which exceeds
     50% of the Cash Surrender Value--and your partial surrender causes your Fixed Account (excluding any DCA amounts) to fall below two times the excess of your Variable Interest Policy Loan minus 50% of the Cash Surrender Value, we then must secure all or a portion of your Policy Loan by automatically transferring the required amount from your Cash Value held in the Variable Account to the Fixed Account or you cannot make the partial surrender.

  /\ If you have an outstanding Fixed Account Policy Loan your Policy Loan has already been secured by your Cash Value held in the Loan Reserve in the Fixed Account and you can make a partial surrender of up to the amount remaining in the Cash Surrender Value for the policy, subject to the rules outlined above.

  /\ We will process the partial surrender at the unit values next determined after we receive your request.

  /\ We generally will pay a partial surrender request within seven days after the Valuation Date when we receive the request.

Partial surrenders may have adverse tax consequences. See Federal Tax Considerations--Tax Treatment of Policy Benefits.

Transfers
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You may make transfers from (i.e., out of) the subaccounts or from the fixed account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

  .  You may make an unlimited number of transfers in a Policy Year.

  . You may request transfers in writing (in a form we accept), or by telephone.

  . For transfers out of the fixed account, you may not transfer more than 25% of the value in the fixed account (not including amounts securing Policy loans), or $1,000 (whichever is greater). If the balance after the transfer is less than $1,000, we will transfer the entire amount in the fixed account. We only allow one transfer out of the fixed account every 12 months.

  . If you have an outstanding Variable Interest Policy Loan, which exceeds 50% of the policy's Cash Surrender Value, transfers out of the Fixed Account will be limited such that the balance remaining in the Fixed Account is sufficient to meet a minimum amount. The minimum amount is two times the excess of your Value Interest Policy Loan minus 50% of the Cash Surrender Value.

  . We may deduct a $10 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Transfers we effect on the Reallocation Date, and transfers resulting from loans, dollar cost averaging and asset rebalancing are not treated as transfers for the purpose of the transfer charge.

  . We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.

  . We process transfers based on the unit values next determined after we receive your request (which is at the end of the Valuation Date during which we receive your request).

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call 1-800-732-7754.

Please note the following regarding telephone transfers:

  /\ We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

  /\ We will employ reasonable procedures to confirm that telephone instructions are genuine.

  /\ Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time), which coincides with the end of each Valuation Period. Therefore, we will process any transfer request we receive after the close of the regular business session of the NYSE, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

The policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to an underlying fund portfolio. We reserve the right to reject any premium payment or transfer request from any person, if, in our judgment, an underlying fund portfolio would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise be potentially adversely affected or if an underlying portfolio would reject our purchase order.

Dollar Cost Averaging

When purchasing a Policy, you may place some or all of your initial net premium in the Dollar Cost Averaging Fixed Account ("DCA Fixed Account"). Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

Money you place in the DCA Fixed Account will earn interest at an annual rate of at least 3%. We will transfer money out of the DCA Fixed Account in equal installments over a specified period of 6 months (or other periods available at issue) and place it in the subaccounts according to your instructions. Transfers from the DCA Fixed Account are not restricted by the requirements limiting transfers from the Fixed Account when there's an outstanding Variable Interest Policy Loan.

We may credit different interest rates for dollar cost averaging programs of varying time periods. If you discontinue the dollar cost averaging program before its completion, then the interest credited on amounts in the DCA Fixed Account may be adjusted downward, but not below the minimum guaranteed effective annual interest rate of 3%.

There is no charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing the transfer fee.

               /\  we receive your request to cancel your participation;
Dollar cost    /\  the value in the DCA Fixed Account is depleted;
Averaging      /\  you elect to participate in the asset rebalancing program;
will               or
Terminate if:  /\  you elect to participate in any asset allocation services provided by a third party.

We may modify, suspend, or discontinue the dollar cost averaging program at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which we will automatically transfer amounts periodically to maintain a particular percentage allocation among the subaccounts. Cash Value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the Cash Value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. The asset rebalancing program will transfer Cash Value from those subaccounts that have increased in value to those subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The asset rebalancing program does not guarantee gains, nor does it assure that any subaccount will not have losses. Cash Value in the fixed account and the DCA Fixed Account are not available for this program.

                /\ you must complete an asset rebalancing request form and
To                 submit it to us before the maturity date
participate     /\ you must have a minimum Cash Value in all subaccounts of
in the asset       $10,000.
rebalancing
program:

You may elect for asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy Date. You may modify your allocations quarterly. Once we receive the asset rebalancing request form, we will effect the initial rebalancing of Cash Value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the New York Stock Exchange ("NYSE") is closed, rebalancing will occur on the next day the NYSE is open. There is no charge for the asset rebalancing program. Any reallocation which occurs under the asset rebalancing program will not be counted towards the 12 free transfers allowed during each Policy Year. You can begin or end this program only once each Policy year. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Asset           /\ you elect to participate in the DCA Fixed Account;
rebalancing     /\ we receive your request to discontinue participation;
will cease if:  /\ you make a transfer to or from any subaccount other than under a scheduled rebalancing; or
                /\ you elect to participate in any asset allocation services provided by a third party

Loans
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While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

To request a Policy Loan, you must complete our Policy Loan Request form and send it to our Office. We cannot process your request until you have completed all items on that form.

A Policy Loan affects the Policy because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by the amount of any outstanding Policy Loan plus interest you owe on the Policy Loans. Repaying the Policy Loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment.

There are risks involved in taking a Policy Loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding Policy Loans, are not achieved. If the Policy is a "modified endowment contract" (see Federal Tax Considerations," page 39), the Policy Loan will be treated as a partial surrender for Federal income tax purposes. A Policy Loan may also have possible adverse tax consequences that could occur if a Policy lapses with Policy Loans outstanding.


Fixed Account Policy Loan

Collateral:

You may take a Fixed Account Policy Loan against the Policy for amounts from $500 up to 90% of the Cash Value net of any surrender charge, minus outstanding loans and any interest you owe. To secure the Fixed Account Policy Loan, we transfer an amount equal to the loan from the variable account and the fixed account to the loan account, which is a part of the fixed account. If your loan application does not specify any allocation instructions, we will transfer the loan from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Cash Value contained in each subaccount and the fixed account).

Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year, compounded annually. We may credit the loan account with an interest rate different than the fixed account. We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See Payments We Make.

You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $500, and must be clearly marked as "loan repayments" or they will be credited as premiums if they meet minimum premium requirements. Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or variable account according to your current premium allocation schedule.

We deduct any unpaid loans from the Cash Surrender Value and death benefit proceeds payable on the insured's death. If any unpaid loan, including interest you owe, equals or exceeds the Cash Value, causing the Cash Surrender Value to become zero, then your Policy will enter a 61-day grace period. (See "Policy Lapse and Reinstatement".)

The Guaranteed Minimum Death Benefit will not be paid if the Insured dies while a Loan is Outstanding. Instead the death benefit under the Policy will be the Basic Death Benefit. The Guaranteed Minimum Death Benefit will be reinstated if all outstanding Policy Loans are repaid before Insured's death.

Interest Rate:

We currently charge you an interest rate of 4.50% (the guaranteed maximum is 6%) per year on your loan. Interest is due and payable at the end of each calendar quarter, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest accordingly. We reserve the right to change the interest rate on any new and existing loans. However, the interest rate will never be raised above the guaranteed rate of 6%.

The Guaranteed Minimum Death Benefit will not be paid if the Insured dies while a Loan is outstanding. Instead, the death benefit under the Policy will be the Basic Death Benefit. The Guaranteed Minimum Death Benefit will be reinstated if all outstanding Policy Loans are repaid before Insured's death.

This Fixed Account Policy Loan provision may not be available in all states.

Variable Interest Policy Loan

You may take a Variable Interest Policy Loan against the Policy while it is in force. The amount of your Policy Loan may not be greater than 90% of the Cash Value of the Policy less the applicable Surrender Charge as of the date of the Policy Loan request, less any Outstanding Loan amount. The Outstanding Loan amount is the total Policy Loan payoff amount, including accrued loan interest and any new loan(s). The minimum amount of any Policy Loan request is $500. Our Policy Loan review procedure generally results in making a Policy Loan within 7 days after review of the request. However, in certain circumstances, we may be required to defer making a Policy Loan for not more than six (6) months after the Policy Loan request is made.

The Loan Date is the date that we process your Policy Loan request. The Policy Loan may be repaid at any time while the Policy is in force.

Collateral:

The Policy is the only Collateral that we require for your Variable Interest Policy Loan. The Cash Value of the Policy becomes the Collateral for the repayment of the Policy Loan. For a Policy Loan of up to 50% of the Cash Value of the Policy, you may choose to have the Collateral in the Fixed Account, the Variable Account or both the Fixed and Variable Accounts. For a Policy Loan greater than 50% of the Cash Surrender Value of the Policy, an amount of Collateral must remain in the Fixed Account equal to two times the portion of the Policy Loan that exceeds 50% of the Cash Surrender Value of the Policy. If the amount in the Fixed Account is not sufficient to meet this requirement, the additional amount necessary will be transferred automatically from the Variable Account to the Fixed Account on a pro-rata basis, according to your existing fund allocation instructions.

We will reevaluate Policy values whenever any of the following occurs:

  /\ A new Policy Loan or an addition to an existing Policy Loan is taken; /\ A partial withdrawal is processed;
  /\ A benefit is paid under the Acceleration of Death Benefit Rider; or /\ A transfer is made from the Fixed Account to the Variable Account.

We will not automatically transfer amounts from the Fixed Account to the Variable Account. You may request a transfer from the Fixed Account to the Variable Account within 30 days after a Variable Interest Policy Loan repayment. A transfer to the Variable Account following a Policy Loan repayment may be for any amount up to the amount of the repayment. No transfer to the Variable Account will be permitted to the extent that such transfer would result in the Fixed Account being less than the required amount.

Interest Rate:

We will charge interest on the Policy Loan while it is outstanding. We may adjust the rate of interest at the end of a calendar quarter. The rate will not exceed the greater of (i) the "Published Monthly Average" for the calendar month ending two months before the date on which the rate is determined; or
(ii) the interest rated used to determine cash surrender value in the Fixed Account under the Policy during the applicable period plus 1% per year. The "Published Monthly Average" is Moody's Corporate Bond Yield Average--Monthly Average Corporates as published by Moody's Investors Service, Inc., for the calendar month ending two months before the date on which the maximum rate is to be determined. (In the event that the Moody's Corporate Bond Yield Average-- Monthly Average Corporates is no longer published, a substantially similar average, established by regulation by the Iowa Commissioner of Insurance will be instituted.)

We will notify you of the initial interest rate to be charged on the loan at the time a Policy Loan is made. We will notify you in advance of any change in the interest rate applicable to any existing Policy Loan(s). Interest on your Policy Loan is payable in arrears. Interest is due at the end of each calendar quarter. Any interest not paid when due will be added to the Policy Loan at the end of each calendar quarter.

The Guaranteed Minimum Death Benefit will not be paid if the Insured dies while a Loan is Outstanding. Instead, the death benefit under the Policy will be the Basic Death Benefit. The Guaranteed Minimum Death Benefit will be reinstated if all outstanding Policy Loans are repaid before Insured's death.

This Variable Interest Policy Loan provision may not be available in all states.

Policy Lapse and Reinstatement
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Lapse

If you have no outstanding Policy loans, then we guarantee that your Policy will not lapse, regardless of investment performance. If you do have an outstanding loan, then certain circumstances will cause your Policy to enter a grace period during which you must make a sufficient payment to keep your Policy in force:

  . If you have an outstanding Policy loan and your Policy's Cash Surrender Value becomes zero (or negative), then the Policy will enter a 61-day grace period.

If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. The 61-day grace period begins on the date of the notice. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. The payment must be sufficient enough to cause the Cash Surrender Value to exceed zero, after deducting all due and unpaid monthly deductions and outstanding loans.

Reinstatement

You may not reinstate your Policy if it lapses unless we issued your Policy in a state which requires that the Policy include a reinstatement provision. If your Policy was issued in a state which requires that the Policy include a reinstatement provision, then you may request a reinstatement of a lapsed Policy within five years of the date of lapse (and prior to the Maturity Date). To reinstate a Policy, you must:

  .  submit a written application for reinstatement;
  .  provide evidence of insurability satisfactory to us; and
  .   make a premium payment that is large enough to cover the sum of:
    /\ the monthly deductions not previously paid during the grace period, plus
    /\  $10,000.

We will not reinstate any outstanding loans (including interest you owe). The amount in the loan account on the reinstatement date will be zero. Your Cash Surrender Value on the reinstatement date will equal the premium you pay at reinstatement minus the sum of:

  (1)  monthly deductions to cover the grace period;
  (2)  one additional monthly deduction; and
  (3)  any surrender charge.

The reinstatement date for your Policy will be the monthly date on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.

Federal Tax Considerations
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The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy. A Policy must satisfy certain requirements set forth in the Internal Revenue Code ("Code") in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The guidance as to how these requirements are to be generally applied is limited and the manner in which such requirements should be applied to certain features of the Policy is not directly addressed by the available legal authorities. Nevertheless, we believe that a Policy should satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of such requirements to the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate premiums and Cash Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over variable account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the variable account assets supporting the Policy.

In addition, the Code requires that the investments of the variable account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the variable account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax advisor on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), then the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs") and receive less favorable tax treatment than other life insurance contracts. The Policy will generally be classified as a MEC, although some policies issued in exchange for life insurance contracts are not. You should consult a tax advisor to determine the circumstances, if any, under which your Policy would not be classified as a MEC.

Distributions other than Death Benefits from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

  . All distributions other than death benefits from a MEC, including distributions upon surrender and partial surrenders, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed.

  . Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.

  . A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

  . If a Policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions other than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions (other than death benefits) from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, if the difference between the interest rate credited on an amount in the loan account and the interest rate changed on the Policy loan is negligible, the tax consequences are uncertain. In these circumstances, you should consult a tax adviser as to such consequences. In addition, if a Policy that is not a MEC lapses when a Policy loan is outstanding, the loan balance will be treated as a distribution and taxed accordingly.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

Continuing the Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the 100th birthday of the insured are uncertain. You should consult a tax advisor as to these consequences.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Possible Tax Law Changes. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Other Policy Information
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Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for you and/or the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the Policy Date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy Date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any loans, and less any partial surrenders previously paid.

Misstatement of Age or Sex

If the insured's age or sex was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance. If the insured's age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured's correct age and sex.

Modifying the Policy

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  /\ to conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject; or

  /\ to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

  /\  to reflect a change in the variable account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with such laws.

Payments We Make

We usually pay the amounts of any surrender, partial surrender, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

  . the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (SEC); or

  . the SEC permits, by an order or less formal interpretation (e.g., no-action letter), the postponement of any payment for the protection of Owners; or

  . the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial surrenders, death benefit proceeds, or payments under a payment option until such check or draft has been honored.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require Transamerica to reject a premium payment and/or "freeze" a Policy. If these laws apply in a particular situation, Transamerica would not be allowed to process any request for withdrawals, surrenders, loans, transfers, or even to pay any life insurance benefits. If a Policy is blocked or frozen, the Cash Value would be moved to a special segregated interest bearing account and held in that account until instructions are received from the appropriate federal regulator.


Reports to Owners

Once each calendar quarter, we plan to mail to Owners at their last known address a report showing the following information as of the end of the report period:

  X  the current Cash Value

  X  the current Cash Surrender Value

  X  the current death benefit

  X any activity (e.g., premiums paid, partial surrenders, deductions, loans or loan repayments, other transactions) since the last report

  X  any other information required by law

We may amend these reporting procedures at any time, and/or provide less frequent reports.

Records

We will maintain all records relating to the variable account and the fixed account.

Policy Termination

Your Policy will terminate on the earliest of:

  /\ the maturity date (insured's age 100)
                                    /\ the end of the grace period without a
  /\ the date the insured dies         sufficient payment
                                    /\ the date you surrender the Policy
Performance Data
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Hypothetical illustrations based on adjusted historic portfolio performance

In order to demonstrate how the actual investment experience of the portfolios could have affected the death benefit, Cash Value and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment experience of each portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated. Hypothetical illustrations are not indicative of future performance.

The values we illustrate for death benefit, Cash Value and Cash Surrender Value take into account any charges and deductions from the Policy, the variable account and the portfolios. We have not deducted any charges for premium taxes. These charges could be substantial and would lower the performance figures significantly if reflected.

The charges and deductions that are used to determine the Cash Value are as follows:

  /\ monthly cost of insurance charges;

  /\ monthly administrative charges; and

  /\ monthly asset based charges.

If the Cash Value is greater than 200% of the total premiums paid, and the Cash Value exceeds $2,000, then we will credit your Cash Value with additional interest at an annual rate of 0.50%.

Each of the following hypothetical illustrations is based on the historical investment performance of the portfolios. Each illustration assumes that the entire premium of $50,000 is allocated to the particular subaccount, and that there are no transfers, no loans, and no partial surrenders. The values would be different for an insured of a different sex, age, or risk class. The adjusted historical annual total return figures are the total returns of the portfolio for each year, less the 0.75% daily charge deducted from the variable account.

                                  JANUS GROWTH
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------   --------------      Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
10/31/1986..  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1987..  114,233  113,929    52,430   52,279    48,930   48,779         N/A
12/31/1988..  128,922  128,245    60,899   60,564    57,399   57,064       17.75%
12/31/1989..  180,435  178,962    87,683   86,944    84,183   83,444       45.97%
12/31/1990..  171,386  169,430    85,644   84,640    82,144   81,140       -0.97%
12/31/1991..  260,982  257,058   134,100  132,040   130,600  128,540       58.64%
12/31/1992..  255,723  250,855   134,987  132,368   134,987  132,368        1.58%
12/31/1993..  254,711  248,736   138,052  134,758   138,052  134,758        3.21%
12/31/1994..  223,794  217,452   124,467  120,885   124,467  120,885       -9.00%
12/31/1995..  315,740  305,098   180,083  173,927   180,083  173,927       46.05%
12/31/1996..  357,633  343,477   209,142  200,753   209,142  200,753       17.09%
12/31/1997..  405,741  387,078   243,016  231,699   243,016  231,699       16.68%
12/31/1998..  644,575  610,444   395,164  373,996   395,164  373,996       63.29%
12/31/1999..  994,629  934,508   623,776  585,657   623,776  585,657       58.52%
12/31/2000..  683,290  636,492   438,108  407,791   438,108  407,791      -29.47%
12/31/2001..  472,994  435,106   309,706  284,540   309,706  284,540      -28.74%


Note: Assuming the policy was purchased on 10/31/1986

                            TRANSAMERICA EQUITY

         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000) Both Current and Guaranteed Cost of Insurance Rates


                                                                               Adjusted
                 Death Benefit          Cash Value      Cash Surrender Value  Historical
              -------------------- -------------------- --------------------    Annual
               Current  Guaranteed  Current  Guaranteed  Current  Guaranteed Total Return
              --------- ---------- --------- ---------- --------- ---------- ------------
12/31/1980..    109,800   109,800     48,943    48,934     45,443    45,434        N/A
12/31/1981..    102,595   102,365     47,085    46,970     43,585    43,470      -2.43%
12/31/1982..    116,338   115,783     54,955    54,679     51,455    51,179      18.38%
12/31/1983..    128,125   127,147     62,263    61,771     58,763    58,271      14.86%
12/31/1984..    118,723   117,438     59,327    58,667     55,827    55,167      -3.39%
12/31/1985..    146,255   144,152     75,118    74,014     71,618    70,514      28.39%
12/31/1986..    156,083   153,225     82,356    80,818     82,356    80,818      11.18%
12/31/1987..    168,216   164,405     93,228    91,078     93,228    91,078      12.23%
12/31/1988..    215,385   209,472    119,740   116,400    119,740   116,400      33.30%
12/31/1989..    276,916   267,851    157,940   152,693    157,940   152,693      33.15%
12/31/1990..    237,001   227,870    138,597   133,184    138,597   133,184     -11.45%
12/31/1991..    323,266   308,767    193,618   184,823    193,618   184,823      40.27%
12/31/1992..    355,275   336,902    217,805   206,407    217,805   206,407      12.96%
12/31/1993..    421,273   396,369    264,199   248,404    264,199   248,404      21.81%
12/31/1994..    438,370   408,970    281,071   262,021    281,071   262,021       6.83%
12/31/1995..    651,058   601,852    426,490   393,956    426,490   393,956      52.38%
12/31/1996..    804,972   737,361    538,378   492,783    538,378   492,783      26.86%
12/31/1997..  1,140,919 1,035,592    778,478   706,073    778,478   706,073      45.44%
12/31/1998..  1,581,334 1,422,300  1,099,842   988,479  1,099,842   988,479      42.23%
12/31/1999..  2,107,582 1,878,389  1,492,858 1,329,505  1,492,858 1,329,505      36.78%
12/31/2000..  1,840,623 1,625,598  1,326,613 1,170,756  1,326,613 1,170,756     -10.36%
12/31/2001..  1,463,622 1,279,247  1,072,392   936,409  1,072,392   936,409     -18.24%


Note: Assuming the policy was purchased on 12/31/1980

                           VAN KAMPEN EMERGING GROWTH
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
3/31/1993...  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1993..  127,872  127,658    56,999   56,893    53,499   53,393         N/A
12/31/1994..  112,638  112,172    51,698   51,473    48,198   47,973       -8.05%
12/31/1995..  157,326  156,238    74,316   73,784    70,816   70,284       45.73%
12/31/1996..  177,988  176,204    86,494   85,604    82,994   82,104       18.00%
12/31/1997..  205,796  203,021   102,839  101,421    99,339   97,921       20.56%
12/31/1998..  270,061  265,381   138,765  136,315   135,265  132,815       36.33%
12/31/1999..  530,626  519,179   280,099  273,955   280,099  273,955      103.70%
12/31/2000..  447,683  435,928   242,641  236,173   242,641  236,173      -12.57%
12/31/2001..  285,767  276,346   158,872  153,523   158,872  153,523      -33.73%


Note: Assuming the policy was purchased on 3/31/1993

                       AIM V.I. CAPITAL APPRECIATION FUND
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
5/31/1993...  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1993..  125,555  125,391    55,966   55,882    52,466   52,382         N/A
12/31/1994..  122,359  121,905    56,159   55,939    52,659   52,439        1.73%
12/31/1995..  157,966  156,948    74,618   74,120    71,118   70,620       34.70%
12/31/1996..  176,759  175,081    85,897   85,059    82,397   81,559       16.71%
12/31/1997..  190,994  188,531    95,442   94,183    91,942   90,683       12.66%
12/31/1998..  217,539  213,912   111,778  109,878   108,278  106,378       18.42%
12/31/1999..  301,254  294,973   159,021  155,648   159,021  155,648       43.56%
12/31/2000..  257,700  250,525   139,330  135,727   139,330  135,727      -11.57%
12/31/2001..  188,982  183,211   105,106  101,850   105,106  101,850      -23.85%


Note: Assuming the policy was purchased on 5/31/1993

                      AIM V.I. GOVERNMENT SECURITIES FUND
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
5/31/1993...  109,800  109,800   48,943    48,934   45,443    45,434        N/A
12/31/1993..  112,393  112,246   50,099    50,024   46,599    46,524        N/A
12/31/1994..  102,829  102,447   47,193    47,008   43,693    43,508      -4.46%
12/31/1995..  113,025  112,297   53,390    53,033   49,890    49,533      14.71%
12/31/1996..  110,016  108,972   53,463    52,941   49,963    49,441       1.53%
12/31/1997..  113,272  111,811   56,603    55,856   53,103    52,356       7.35%
12/31/1998..  116,208  114,270   59,686    58,671   56,186    55,171       6.93%
12/31/1999..  109,243  106,965   57,641    56,418   57,641    56,418      -2.06%
12/31/2000..  114,654  111,735   62,116    60,509   62,116    60,509       9.31%
12/31/2001..  116,326  112,773   64,760    62,666   64,670    62,666       5.62%


Note: Assuming the policy was purchased on 5/31/1993

                         AIM V.I. CORE EQUITY FUND

         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000) Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
5/31/1994...  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1994..  110,404  110,260    49,212   49,139    45,712   45,639         N/A
12/31/1995..  140,537  140,015    64,503   64,249    61,003   60,749       32.88%
12/31/1996..  160,371  159,338    75,754   75,248    72,254   71,748       19.06%
12/31/1997..  191,882  190,060    93,246   92,336    89,746   88,836       24.80%
12/31/1998..  233,893  230,243   116,933  115,021   113,433  111,521       26.57%
12/31/1999..  300,478  293,994   154,394  151,012   150,894  147,512       33.27%
12/31/2000..  245,805  239,480   129,752  126,366   129,752  126,366      -15.19%
12/31/2001..  181,671  176,163    98,464   95,440    98,464   95,440      -23.41%


Note: Assuming the policy was purchased on 5/31/1994

                       AIM V.I. PREMIER EQUITY FUND

         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000) Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
5/31/1993...  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1993..  122,425  122,265    54,571   54,489    51,071   50,989         N/A
12/31/1994..  121,102  120,651    55,582   55,364    52,082   51,864        3.26%
12/31/1995..  156,990  155,979    74,157   73,662    70,657   70,162       35.25%
12/31/1996..  171,844  170,213    83,509   82,694    80,009   79,194       14.17%
12/31/1997..  202,370  199,760   101,127   99,792    97,627   96,292       22.79%
12/31/1998..  255,806  251,541   131,441  129,206   127,941  125,706       31.42%
12/31/1999..  318,177  311,543   167,955  164,392   167,955  164,392       28.95%
12/31/2000..  260,117  253,495   140,982  137,336   140,982  137,336      -15.28%
12/31/2001..  217,934  211,279   121,208  117,453   121,208  117,453      -13.22%


Note: Assuming the policy was purchased on 5/31/1993

                    DREYFUS STOCK INDEX FUND--INITIAL CLASS
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
9/30/1989...  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1989..  111,568  111,505    49,731   49,694    46,231   46,194         N/A
12/31/1990..  102,340  102,046    46,968   46,824    43,468   43,324       -4.21%
12/31/1991..  126,382  125,688    59,699   59,357    56,199   55,857       28.90%
12/31/1992..  128,820  127,734    62,601   62,056    59,101   58,556        6.31%
12/31/1993..  131,436  129,896    65,680   64,891    62,180   61,391        6.38%
12/31/1994..  128,806  126,827    66,157   65,119    62,657   61,619        2.14%
12/31/1995..  167,867  164,610    88,574   86,824    88,574   86,824       35.78%
12/31/1996..  196,060  191,381   106,219  103,642   106,219  103,642       21.63%
12/31/1997..  248,803  241,642   138,376  134,333   138,376  134,333       31.99%
12/31/1998..  305,875  295,417   174,457  168,408   174,457  168,408       27.27%
12/31/1999..  354,391  340,174   207,246  198,823   207,246  198,823       19.72%
12/31/2000..  310,280  295,829   185,840  177,079   185,840  177,079       -9.96%
12/31/2001..  263,119  249,023   161,308  152,567   161,308  152,567      -12.84%


Note: Assuming the policy was purchased on 9/30/1989

                      DREYFUS VIF--MONEY MARKET PORTFOLIO
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
8/31/1990...  109,800  109,800   48,943    48,934   45,443    45,434        N/A
12/31/1990..  111,685  111,601   49,783    49,737   46,283    46,237        N/A
12/31/1991..  112,530  112,183   51,648    51,478   48,148    47,978       5.19%
12/31/1992..  111,488  110,850   52,663    52,349   49,163    48,849       3.37%
12/31/1993..  109,585  108,632   53,253    52,776   49,753    49,276       2.52%
12/31/1994..  108,883  107,576   54,410    53,741   50,910    50,241       3.60%
12/31/1995..  109,558  107,839   56,271    55,369   52,771    51,869       4.87%
12/31/1996..  109,693  107,525   57,674    56,451   57,674    56,451       4.32%
12/31/1997..  109,973  107,305   58,524    56,749   58,524    56,749       4.41%
12/31/1998..  110,198  106,978   59,301    56,899   59,301    56,899       4.31%
12/31/1999..  109,607  105,807   59,584    56,497   59,584    56,497       3.49%
12/31/2000..  110,386  105,900   64,526    61,870   64,526    61,870       4.54%
12/31/2001..  110,209  105,013   65,981    62,833   65,981    62,833       3.19%


Note: Assuming the policy was purchased on 8/31/1990

           DREYFUS VIF--SMALL COMPANY STOCK PORTFOLIO--INITIAL CLASS
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                                               Adjusted
                Death Benefit        Cash Value     Cash Surrender Value      Historical
              ------------------ ------------------ -----------------------     Annual
              Current Guaranteed Current Guaranteed Current     Guaranteed   Total Return
              ------- ---------- ------- ---------- ----------  -----------  ------------
5/31/1996...  109,800  109,800   48,943    48,934       45,443        45,434      N/A
12/31/1996..  113,442  113,295   50,566    50,491       47,066        46,991      N/A
12/31/1997..  131,350  130,862   60,286    60,049       56,786        56,549    20.87%
12/31/1998..  117,484  116,727   55,496    55,125       51,996        51,625    -6.68%
12/31/1999..  123,658  122,484   60,092    59,506       56,592        56,006     9.78%
12/31/2000..  127,751  126,104   63,839    62,996       60,339        59,496     7.72%
12/31/2001..  119,785  117,787   61,523    60,477       58,023        56,977    -2.27%


Note: Assuming the policy was purchased on 5/31/1996

                           MFS EMERGING GROWTH SERIES
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
7/31/1995...  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1995..  126,885  126,767    56,559   56,496    53,059   52,996         N/A
12/31/1996..  141,184  140,719    64,800   64,573    61,300   61,073       16.16%
12/31/1997..  163,747  162,770    77,349   76,869    73,849   73,369       21.01%
12/31/1998..  208,082  207,208   101,604  100,667    98,104   97,167       33.18%
12/31/1999..  352,412  348,077   176,178  173,958   172,678  170,458       75.45%
12/31/2000..  271,149  266,807   139,325  137,047   135,825  133,547      -20.21%
12/31/2001..  172,317  168,816    90,922   89,042    90,922   89,042      -33.99%


Note: Assuming the policy was purchased on 7/31/1995

                              MFS RESEARCH SERIES
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
7/31/1995...  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1995..  120,385  120,272    53,661   53,601    50,161   50,101         N/A
12/31/1996..  140,029  139,568    64,269   64,044    60,769   60,544       21.43%
12/31/1997..  160,215  159,259    75,680   75,211    72,180   71,711       19.37%
12/31/1998..  188,133  186,447    91,424   90,581    87,924   87,081       22.48%
12/31/1999..  222,185  219,451   111,028  109,629   107,528  106,129       23.14%
12/31/2000..  201,656  198,426   103,616  101,923   100,116   98,423       -5.56%
12/31/2001..  151,784  148,729    80,088   78,447    80,088   78,447      -21.84%


Note: Assuming the policy was purchased on 7/31/1995

                            MFS TOTAL RETURN SERIES
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
1/31/1995...  109,800  109,800    48,943   48,934    45,443   45,434        N/A
12/31/1995..  136,430  136,150    60,814   60,678    57,314   57,178        N/A
12/31/1996..  148,389  147,712    68,106   67,781    64,606   64,281      13.52%
12/31/1997..  171,240  169,974    80,888   80,271    77,388   76,771      20.41%
12/31/1998..  183,054  181,122    88,956   87,993    85,456   84,493      11.50%
12/31/1999..  179,620  177,091    89,758   88,468    86,258   84,968       2.32%
12/31/2000..  198,436  194,867   101,920  100,053    98,420   96,553      15.15%
12/31/2001..  190,284  186,041   100,444   98,168   100,444   98,168      -0.50%


Note: Assuming the policy was purchased on 1/31/1995

                              MFS UTILITIES SERIES
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
1/31/1995...  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1995..  140,841  140,552    62,780   62,639    59,280   59,139         N/A
12/31/1996..  158,735  158,010    72,855   72,507    69,355   69,007       17.64%
12/31/1997..  198,895  197,424    93,952   93,235    90,452   89,735       30.74%
12/31/1998..  223,462  221,103   108,593  107,417   105,093  103,917       17.19%
12/31/1999..  279,446  275,512   139,700  137,692   136,200  134,192       29.85%
12/31/2000..  286,348  281,198   147,134  144,440   143,634  140,940        6.28%
12/31/2001..  207,778  203,145   109,679  107,194   109,679  107,194      -24.77%


Note: Assuming the policy was purchased on 1/31/1995

                    OPPENHEIMER CAPITAL APPRECIATION FUND/VA
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
4/30/1985...  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1985..  119,475  119,297    53,256   53,166    49,756   49,666         N/A
12/31/1986..  133,785  133,259    61,403   61,149    57,903   57,649       16.89%
12/31/1987..  131,483  130,604    62,108   61,679    58,608   58,179        2.54%
12/31/1988..  152,775  151,284    74,241   73,497    70,741   69,997       21.19%
12/31/1989..  179,747  177,376    89,822   88,610    86,322   85,110       22.68%
12/31/1990..  157,095  154,424    80,686   79,288    77,186   75,788       -8.90%
12/31/1991..  187,894  183,909    99,258   97,153    99,258   97,153       24.62%
12/31/1992..  205,094  199,791   111,245  108,369   111,245  108,369       13.68%
12/31/1993..  210,339  203,823   116,984  113,308   116,984  113,308        6.45%
12/31/1994..  203,603  196,151   116,125  111,819   116,125  111,819        0.21%
12/31/1995..  267,920  256,468   156,678  149,898   156,678  149,898       35.66%
12/31/1996..  323,763  307,759   193,916  184,220   193,916  184,220       24.28%
12/31/1997..  396,107  373,666   242,838  228,931   242,838  228,931       25.75%
12/31/1998..  474,611  444,036   297,649  278,278   297,649  278,278       23.09%
12/31/1999..  650,109  602,815   416,833  386,214   416,833  386,214       40.63%
12/31/2000..  627,164  576,242   410,838  377,193   410,838  377,193       -0.97%
12/31/2001..  530,072  482,604   354,520  322,528   354,520  322,528      -13.23%


Note: Assuming the policy was purchased on 4/30/1985

                     OPPENHEIMER GLOBAL SECURITIES FUND/VA
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
11/30/1990..  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1990..  110,261  110,240    49,148   49,130    45,648   45,630         N/A
12/31/1991..  108,352  108,087    49,728   49,596    46,228   46,096        2.62%
12/31/1992..   95,689   95,209    45,198   44,960    41,698   41,460       -7.81%
12/31/1993..  155,068  153,843    75,356   74,741    71,856   71,241       69.11%
12/31/1994..  139,165  137,617    69,542   68,748    66,042   65,248       -6.43%
12/31/1995..  135,496  133,503    69,593   68,546    66,093   65,046        1.48%
12/31/1996..  152,071  149,230    80,239   78,711    80,239   78,711       16.93%
12/31/1997..  169,566  165,653    91,486   89,338    91,486   89,338       21.52%
12/31/1998..  175,572  170,667    97,204   94,445    97,204   94,445       13.26%
12/31/1999..  252,672  244,263   143,518  138,672   143,518  138,672       57.34%
12/31/2000..  243,517  233,986   142,408  136,758   142,408  136,758        4.31%
12/31/2001..  206,724  197,317   123,816  118,111   123,816  118,111      -12.70%


Note: Assuming the policy was purchased on 11/30/1990

                        OPPENHEIMER HIGH INCOME FUND/VA
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
1/31/1988...  109,800  109,800    48,943   48,934    45,443   45,434        N/A
12/31/1988..  122,164  121,913    54,454   54,332    50,954   50,832        N/A
12/31/1989..  121,798  121,242    55,902   55,635    52,402   52,135       4.06%
12/31/1990..  121,251  120,354    57,275   56,838    53,775   53,338       3.87%
12/31/1991..  154,532  152,901    75,096   74,283    71,596   70,783      32.94%
12/31/1992..  173,468  171,026    86,684   85,438    83,184   81,938      17.05%
12/31/1993..  208,710  204,956   107,196  105,234   103,696  101,734      25.41%
12/31/1994..  193,293  188,983   102,033   99,721   102,033   99,721      -3.90%
12/31/1995..  222,855  216,826   120,786  117,470   120,786  117,470      19.48%
12/31/1996..  246,129  238,181   136,889  132,408   136,889  132,408      14.40%
12/31/1997..  264,795  254,721   151,027  145,208   151,027  145,208      11.38%
12/31/1998..  256,052  244,703   149,738  143,022   149,738  143,022      -0.45%
12/31/1999..  257,703  244,524   154,350  146,368   154,350  146,368       3.51%
12/31/2000..  239,755  225,729   146,984  138,295   146,984  138,295      -4.37%
12/31/2001..  236,207  220,522   148,136  138,201   148,136  138,201       1.21%


Note: Assuming the policy was purchased on 1/31/1988

                OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
7/31/1995...  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1995..  131,703  131,580    58,706   58,641    55,206   55,141         N/A
12/31/1996..  165,952  165,406    76,167   75,900    72,667   72,400       31.54%
12/31/1997..  209,181  207,934    98,811   98,198    95,311   94,698       31.51%
12/31/1998..  208,763  206,892   101,492  100,555    97,992   97,055        3.92%
12/31/1999..  243,106  240,116   121,534  120,002   118,034  116,502       20.81%
12/31/2000..  212,248  208,848   109,059  107,276   105,559  103,776       -9.46%
12/31/2001..  182,558  178,587    96,366   94,196    96,366   94,196      -10.83%


Note: Assuming the policy was purchased on 7/31/1995

                       OPPENHEIMER STRATEGIC BOND FUND/VA
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                                               Adjusted
                Death Benefit        Cash Value     Cash Surrender Value      Historical
              ------------------ ------------------ -----------------------     Annual
              Current Guaranteed Current Guaranteed Current     Guaranteed   Total Return
              ------- ---------- ------- ---------- ----------  -----------  ------------
5/31/1993...  109,800  109,800   48,943    48,934       45,443        45,434      N/A
12/31/1993..  113,723  113,575   50,692    50,616       47,192        47,116      N/A
12/31/1994..  104,000  103,614   47,731    47,543       44,231        44,043    -4.50%
12/31/1995..  114,081  113,346   53,888    53,528       50,388        50,028    14.48%
12/31/1996..  121,671  120,515   59,126    58,549       55,626        55,049    11.24%
12/31/1997..  125,908  124,284   62,918    62,087       59,418        58,587     7.90%
12/31/1998..  123,370  121,312   63,364    62,287       59,864        58,787     2.13%
12/31/1999..  120,847  118,327   63,764    62,411       63,764        62,411     2.06%
12/31/2000..  118,205  115,195   64,039    62,383       64,039        62,383     1.87%
12/31/2001..  118,163  114,555   65,691    63,656       65,691        63,656     4.06%


Note: Assuming the policy was purchased on 5/31/1993

             FIDELITY--VIP BALANCED PORTFOLIO--SERVICE CLASS 2

         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000) Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
01/31/1995..  109,800  109,800   48,943    48,934   45,443    45,434        N/A
12/31/1995..  122,769  122,517   54,724    54,602   51,224    51,102        N/A
12/31/1996..  128,397  127,811   58,930    58,649   55,430    55,149       9.16%
12/31/1997..  149,353  148,249   70,550    70,011   67,050    66,511      21.37%
12/31/1998..  166,680  164,920   80,999    80,122   77,499    76,622      16.41%
12/31/1999..  165,689  163,356   82,797    81,606   79,297    78,106       3.65%
12/31/2000..  150,654  147,945   77,378    75,961   73,878    72,461      -5.22%
12/31/2001..  140,824  137,684   74,305    72,621   74,305    72,621      -2.60%


Note: Assuming the policy was purchased on 01/31/1995

          FIDELITY--VIP CONTRAFUND(R) PORTFOLIO--SERVICE CLASS 2

         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000) Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
01/31/1995..  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1995..  152,440  152,127    67,950   67,798    64,450   64,298         N/A
12/31/1996..  175,736  174,934    80,658   80,273    77,158   76,773       20.33%
12/31/1997..  207,451  205,917    97,993   97,246    94,493   93,746       23.17%
12/31/1998..  256,534  253,826   124,664  123,315   121,164  119,815       28.98%
12/31/1999..  304,452  300,166   152,201  150,014   148,701  146,514       23.23%
12/31/2000..  271,455  266,573   139,481  136,927   135,981  133,427       -7.53%
12/31/2001..  227,472  222,400   120,074  117,354   120,074  117,354      -13.12%


Note: Assuming the policy was purchased on 01/31/1995

             FIDELITY--VIP EQUITY-INCOME PORTFOLIO--SERVICE CLASS 2
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
10/31/1986..  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1986..  108,431  108,390    48,332   48,305    44,832   44,805         N/A
12/31/1987..  101,896  101,625    46,765   46,631    43,265   43,131       -1.87%
12/31/1988..  118,908  118,284    56,169   55,860    52,669   52,360       21.81%
12/31/1989..  132,795  131,711    64,532   63,988    61,032   60,488       16.48%
12/31/1990..  107,063  105,841    53,498   52,871    49,998   49,371      -15.93%
12/31/1991..  133,976  131,961    68,812   67,754    65,312   64,254       30.48%
12/31/1992..  149,197  146,355    81,022   79,450    81,022   79,450       16.02%
12/31/1993..  168,223  164,275    95,093   92,824    95,093   92,824       17.42%
12/31/1994..  171,742  166,874    96,910   94,120    96,910   94,120        6.27%
12/31/1995..  221,464  213,998   126,313  121,994   126,313  121,994       34.11%
12/31/1996..  243,021  233,400   142,118  136,416   142,118  136,416       13.44%
12/31/1997..  300,382  286,562   179,912  171,532   179,912  171,532       27.12%
12/31/1998..  323,550  306,416   198,356  187,729   198,356  187,729       10.71%
12/31/1999..  332,172  312,092   208,320  195,588   208,320  195,588        5.46%
12/31/2000..  347,262  323,476   222,655  207,246   222,655  207,246        7.33%
12/31/2001..  318,337  293,827   208,534  192,331   208,534  192,331       -5.93%


Note: Assuming the policy was purchased on 10/31/1986

                FIDELITY--VIP GROWTH PORTFOLIO--SERVICE CLASS 2
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
10/31/1986..  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1986..  109,734  109,693    48,913   48,886    45,413   45,386         N/A
12/31/1987..  108,129  107,842    49,626   49,483    46,126   45,983        2.89%
12/31/1988..  118,847  118,223    56,140   55,831    52,640   52,331       14.72%
12/31/1989..  148,764  147,549    72,293   71,683    68,793   68,183       30.55%
12/31/1990..  124,987  123,560    62,457   61,726    58,957   58,226      -12.40%
12/31/1991..  173,235  170,631    88,976   87,609    85,476   84,109       44.46%
12/31/1992..  180,420  176,986    97,016   95,134    97,016   95,134        8.51%
12/31/1993..  205,366  200,548   111,307  108,651   111,307  108,651       18.49%
12/31/1994..  196,760  191,184   109,431  106,282   109,431  106,282       -0.77%
12/31/1995..  255,406  246,797   145,672  140,691   145,672  140,691       34.38%
12/31/1996..  281,301  270,165   164,503  157,904   164,503  157,904       13.85%
12/31/1997..  335,442  320,012   200,911  191,554   200,911  191,554       22.64%
12/31/1998..  451,539  427,629   276,821  261,992   276,821  261,992       38.36%
12/31/1999..  599,048  562,838   375,689  352,731   375,689  352,731       36.29%
12/31/2000..  506,062  471,402   324,474  302,020   324,474  302,020      -13.27%
12/31/2001..  402,010  371,022   263,345  242,861   263,345  242,861      -18.48%


Note: Assuming the policy was purchased on 10/31/1986

         FIDELITY--VIP GROWTH & INCOME PORTFOLIO--SERVICE CLASS 2

         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000) Both Current and Guaranteed Cost of Insurance Rates


                                                                               Adjusted
                Death Benefit        Cash Value     Cash Surrender Value      Historical
              ------------------ ------------------ -----------------------     Annual
              Current Guaranteed Current Guaranteed Current     Guaranteed   Total Return
              ------- ---------- ------- ---------- ----------  -----------  ------------
01/31/1997..  109,800  109,800   48,943    48,934       45,443        45,434      N/A
12/31/1997..  131,619  131,349   58,669    58,538       55,169        55,038      N/A
12/31/1998..  166,326  165,567   76,339    75,974       72,839        72,474    31.90%
12/31/1999..  172,562  171,286   81,513    80,891       78,013        77,391     8.25%
12/31/2000..  157,943  156,276   76,753    75,923       73,253        72,423    -4.53%
12/31/2001..  136,800  134,874   68,360    67,378       64,860        63,878    -9.69%


Note: Assuming the policy was purchased on 01/31/1997

              FIDELITY--VIP HIGH INCOME PORTFOLIO--SERVICE CLASS 2
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
09/30/1985..  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1985..  115,919  115,854    51,670   51,632    48,170   48,132         N/A
12/31/1986..  129,695  129,323    59,526   59,343    56,026   55,843       16.81%
12/31/1987..  124,872  124,187    58,986   58,648    55,486   55,148        0.45%
12/31/1988..  132,671  131,553    64,472   63,912    60,972   60,412       10.81%
12/31/1989..  121,024  119,606    60,477   59,751    56,977   56,251       -4.89%
12/31/1990..  112,672  110,942    57,870   56,962    54,370   53,462       -2.97%
12/31/1991..  145,015  142,201    80,554   78,962    80,554   78,962       34.09%
12/31/1992..  170,242  166,180    94,645   92,349    94,645   92,349       22.26%
12/31/1993..  195,620  189,991   108,797  105,619   108,797  105,619       19.51%
12/31/1994..  184,477  178,170   105,217  101,569   105,217  101,569       -2.37%
12/31/1995..  213,937  205,356   125,109  120,025   125,109  120,025       19.83%
12/31/1996..  235,455  224,490   141,024  134,376   141,024  134,376       13.19%
12/31/1997..  267,358  253,036   163,907  155,025   163,907  155,025       16.71%
12/31/1998..  247,093  231,994   154,963  145,390   154,963  145,390       -5.06%
12/31/1999..  258,184  240,318   165,540  153,968   165,540  153,968        7.27%
12/31/2000..  192,618  177,654   126,179  116,288   126,179  116,288      -23.44%
12/31/2001..  164,042  149,707   109,713   99,992   109,713   99,992      -12.59%


Note: Assuming the policy was purchased on 09/30/1985

         FIDELITY--VIP INVESTMENT GRADE BOND PORTFOLIO--SERVICE CLASS 2 Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates


                                                                        Adjusted
                                                      Cash Surrender   Historical
                Death Benefit        Cash Value           Value          Annual
              ------------------ ------------------ ------------------   Total
              Current Guaranteed Current Guaranteed Current Guaranteed   Return
              ------- ---------- ------- ---------- ------- ---------- ----------
12/31/1988..  109,800  109,800   48,943    48,934   45,443    45,434       N/A
12/31/1989..  115,083  114,826   52,820    52,691   49,320    49,191      9.44%
12/31/1990..  116,293  115,738   54,933    54,658   51,433    51,158      5.42%
12/31/1991..  128,806  127,823   62,594    62,099   59,094    58,599     15.52%
12/31/1992..  130,780  129,365   65,352    64,626   61,852    61,126      5.86%
12/31/1993..  138,204  136,218   70,984    69,940   67,484    66,440     10.14%
12/31/1994..  126,714  124,394   66,860    65,611   66,860    65,611     -4.48%
12/31/1995..  141,703  138,493   77,213    75,433   77,213    75,433     16.46%
12/31/1996..  139,423  135,596   77,651    75,485   77,651    75,485      2.42%
12/31/1997..  145,069  140,320   83,707    80,927   83,707    80,927      8.25%
12/31/1998..  150,723  144,916   88,797    85,329   88,797    85,329      8.04%
12/31/1999..  143,218  136,795   84,772    80,922   84,772    80,922     -1.79%
12/31/2000..  152,317  144,441   93,341    88,456   93,341    88,456      9.86%
12/31/2001..  158,391  149,028   99,292    93,357   99,292    93,357      7.36%


Note: Assuming the policy was purchased on 12/31/1988

             FIDELITY--VIP MID CAP PORTFOLIO--SERVICE CLASS 2

         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000) Both Current and Guaranteed Cost of Insurance Rates


                                                                               Adjusted
                Death Benefit        Cash Value     Cash Surrender Value      Historical
              ------------------ ------------------ -----------------------     Annual
              Current Guaranteed Current Guaranteed Current     Guaranteed   Total Return
              ------- ---------- ------- ---------- ----------  -----------  ------------
12/31/1998..  109,800  109,800   48,943    48,934       45,443        45,434      N/A
12/31/1999..  155,489  155,142   71,365    71,191       67,865        67,691    47.87%
12/31/2000..  197,260  196,319   93,180    92,713       89,680        89,213    32,36%
12/31/2001..  181,122  179,740   88,017    87,322       84,517        83,822    -4.24%


Note: Assuming the policy was purchased on 12/31/1998

Additional Information

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Sale of the Policies

The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG Securities Corporation
(AFSG), the principal underwriter of the Policy. AFSG is located at 4425 North River Blvd. NE, Cedar Rapids, Iowa 52402, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. The maximum sales commission payable to Transamerica agents or other registered representatives will be approximately 7% of the initial premium. In addition, certain production, persistency and managerial bonuses may be paid.

Associate Policies

The Policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their spouse or minor children, or by an officer, director, trustee or bona-fide full-time employee of Transamerica or its affiliated companies or their spouse or minor children. In such a case, Transamerica may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs Transamerica experiences on those purchases. The credit will be reported to the Internal Revenue Service as taxable income to the employee or registered representative. Transamerica may offer certain employer sponsored savings plans, in its discretion reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which Transamerica is not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. Brenda D. Sneed, Assistant General Counsel, Transamerica Life Insurance Company, has passed upon all matters of Iowa law pertaining to the Policy.


Legal Proceedings

Like other life insurance companies, we are involved in lawsuits. We are not aware of any class action lawsuits naming us as a defendant or involving the variable account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. We believe that there are no pending or threatened lawsuits that will adversely impact us or the variable account.

Experts

The statutory-basis financial statements and schedules of Transamerica Life Insurance Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, and the financial statements of the subaccounts of the Legacy Builder Variable Life Separate

Account as of December 31, 2001, and for the periods then ended as indicated thereon, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, Independent Auditors, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, as set forth in their reports thereon appearing elsewhere herein. The statutory-basis financial statements and schedules of Transamerica Life Insurance Company and the subaccounts of the Legacy Builder Variable Life Separate Account referred to above are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


Actuarial matters included in this prospectus have been examined by Richard R. Greer as stated in the opinion filed as an exhibit to the registration statement.

Financial Statements

Transamerica's statutory-basis financial statements and schedules appear in Appendix A. Transamerica's statutory-basis financial statements and schedules should be distinguished from the variable account's financial statements and schedules and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

Additional Information about Transamerica Life Insurance Company

Transamerica Life Insurance Company is a stock life insurance company that is a wholly-owned indirect subsidiary of AEGON USA, Inc. AEGON USA, Inc. is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation that is a publicly traded international insurance group. Transamerica's home office is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.


Transamerica was incorporated in 1961 under Iowa law and is subject to regulation by the Iowa Commissioner of Insurance. Transamerica is engaged in the business of issuing life insurance policies and annuity contracts, and is licensed to do business in the District of Columbia, Guam and all states except New York. Transamerica submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. Transamerica has filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.


Transamerica intends to reinsure a portion of the risks assumed under the Policies.

Transamerica's Executive Officers and Directors

Transamerica is governed by a board of directors. The following table sets forth the name and principal occupation during the past five years of each of Transamerica's directors and senior officers. Each person is located at Transamerica Life Insurance Company, 4333 Edgewood Road, NE, Cedar Rapids, IA 52449.

                     Board of Directors and Senior Officers


        Name                  Principal Occupation During Past 5 years
        ----                  ----------------------------------------
 Larry N. Norman    Director and President
 Patrick S. Baird   Director, Senior Vice President and Chief Operating Officer
 Douglas C. Kolsrud Director, Senior Vice President and Corporate Actuary
 Craig D. Vermie    Director, Vice President, Secretary and General Counsel
 Brenda K. Clancy   Director, Vice President, Treasurer and Chief Financial
                    Officer

Transamerica holds the assets of the variable account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sale of portfolio shares by each of the subaccounts. A blanket bond in the amount of $10 million (subject to a $1 million deductible), covering directors, officers and all employees of AEGON USA, Inc. and its affiliates has been issued to Transamerica and its affiliates. A Stockbrokers Blanket Bond, issued to AEGON USA providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million (subject to a $50,000 deductible).

Illustrations
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The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, Cash Value, and Cash Surrender Value under a Policy covering a male insured of age 55 on the Policy Date, would change over time if the planned premiums were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The tables also show how the Policy would operate if premiums accumulated at 5% interest. The tables illustrate Policy values that would result based on assumptions that you pay the premiums indicated, you do not increase your principal sum, and you do not make any partial surrenders or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown.

The hypothetical investment returns are provided only to illustrate the mechanics of a hypothetical Policy and do not represent past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your Cash Value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy's monthly charges, the portfolios' expense ratios, your Policy loan and partial surrender history, and rates of inflation.

The illustrations assume that the assets in the portfolios are subject to an annual expense ratio of 0.83% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the portfolios for the last fiscal year and takes into account current expense reimbursement arrangements. The figures would be lower if expense reimbursement arrangements were discontinued. For more information on portfolio expenses, see the Portfolio Expense Table in this prospectus. For more specific information on management fees, see the portfolios' prospectuses.

Separate illustrations on each of the following pages reflect our current cost of insurance charges and the higher guaranteed maximum cost of insurance that we have the contractual right to charge. The illustrations assume no charges for Federal or state taxes or charges for supplemental benefits. However, these illustrations assume a premium tax charge of 2%; actual premium tax charges could be higher or lower, depending on the state of issue.

After deducting portfolio expenses and the 0.75% variable account Daily Charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for the variable account of--1.58%, 4.42%, and 10.42%, respectively.

The illustrations are based on Transamerica's sex distinct rates for non-tobacco users. Upon request, we will furnish a comparable illustration based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following illustrations.

        TRANSAMERICA FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 55

  SPECIFIED AMOUNT:  $109,800                          INITIAL PREMIUM:  $50,000

  USING CURRENT PRACTICE CHARGES FOR NON-TOBACCO USERS, APPROVED PREFERRED
CLASS

End of   Premiums
Policy  Accumulated
 Year      at 5%         DEATH BENEFIT            CASH VALUE        CASH SURRENDER VALUE
------  ----------- ----------------------- ---------------------- ----------------------
                       Assuming Hypothetical Gross and Net Annual Investment Return of
            Gross        0%      6%     12%     0%      6%     12%     0%      6%     12%
              Net    -1.58%   4.42%  10.42% -1.58%   4.42%  10.42% -1.58%   4.42%  10.42%
   1       52,500   106,821 112,777 118,705 47,552  50,452  53,352 44,052  46,952  49,852
   2       55,125   100,667 112,826 125,580 46,139  51,971  58,116 42,639  48,471  54,616
   3       57,881    94,894 112,913 132,899 44,763  53,530  63,298 41,263  50,030  59,798
   4       60,775    89,478 113,036 140,688 43,423  55,129  68,936 39,923  51,629  65,436
   5       63,814    84,399 113,199 148,986 42,116  56,771  75,068 38,616  53,271  71,568
   6       67,005    79,633 113,400 157,827 40,844  58,455  81,735 37,344  54,955  78,235
   7       70,355    75,165 113,647 167,259 39,605  60,182  88,986 39,605  60,182  88,986
   8       73,873    70,975 113,941 177,328 38,398  61,952  96,867 38,398  61,952  96,867
   9       77,566    67,047 114,288 188,088 37,222  63,766 105,432 37,222  63,766 105,432
  10       81,445    63,366 114,692 200,515 36,076  65,624 115,314 36,076  65,624 115,314
  11       85,517    60,223 115,745 215,056 35,154  67,904 126,808 35,154  67,904 126,808
  12       89,793    57,294 116,930 230,893 34,253  70,258 139,438 34,253  70,258 139,438
  13       94,282    54,537 118,194 248,036 33,374  72,692 153,324 33,374  72,692 153,324
  14       98,997    51,944 119,545 266,616 32,517  75,211 168,593 32,517  75,211 168,593
  15      103,946    50,000 120,983 286,758 31,680  77,819 185,388 31,680  77,819 185,388
  16      109,144    50,000 122,433 308,407 30,800  80,458 203,704 30,800  80,458 203,704
  17      114,601    50,000 123,884 331,648 29,862  83,120 223,650 29,862  83,120 223,650
  18      120,331    50,000 125,334 356,587 28,849  85,791 245,326 28,849  85,791 245,326
  19      126,348    50,000 126,783 383,348 27,743  88,462 268,838 27,743  88,462 268,838
  20      132,665    50,000 128,232 412,062 26,522  91,120 294,297 26,522  91,120 294,297
  21      139,298    50,000 129,675 442,853 25,162  93,760 321,829 25,162  93,760 321,829
  22      146,263    50,000 131,103 475,830 23,634  96,376 351,568 23,634  96,376 351,568
  23      153,576    50,000 132,510 511,118 21,906  98,963 383,663 21,906  98,963 383,663
  24      161,255    50,000 133,886 548,836 19,935 101,519 418,271 19,935 101,519 418,271
  25      169,318    50,000 133,838 589,080 17,666 104,557 455,542 17,666  104,57 455,542
  26      177,784    50,000 137,845 632,132 15,056 107,602 495,748 15,056 107,602 495,748
  27      186,673    50,000 139,846 678,160 12,016 110,643 539,047 12,016 110,643 539,047
  28      196,006    50,000 141,839 727,346  8,430 113,663 585,583  8,430 113,663 585,583
  29      205,807    50,000 143,824 779,903  4,143 116,650 635,501  4,143 116,650 635,501
  30      216,097    50,000 145,796 836,028   *    119,593 688,970   *    119,593 688,970

Note:

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the portfolio(s). The death benefit, Cash Values and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period years, but fluctuated above or below that average for individual Policy years. No presentation can be made by Transamerica that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

* The policy has no Cash Value, however, the Policy will stay in force with a death benefit if the Policy does not have a Policy loan outstanding.

        TRANSAMERICA FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 55

  SPECIFIED AMOUNT:  $109,800_____________________INITIAL PREMIUM:  $50,000


  USING GUARANTEED CHARGES FOR NON-TOBACCO USERS, APPROVED PREFERRED CLASS

End of   Premiums
Policy  Accumulated
 Year      at 5%         DEATH BENEFIT           CASH VALUE        CASH SURRENDER VALUE
------  ----------- ----------------------- --------------------- ----------------------
                      Assuming Hypothetical Gross and Net Annual Investment Return of
            Gross        0%      6%     12%     0%     6%     12%     0%      6%     12%
              Net    -1.58%   4.42%  10.42% -1.58%  4.42%  10.42% -1.58%   4.42%  10.42%
  1        52,500   106,602 112,546 118,462 47,446 50,339  53,232 43,946  46,839  49,732
  2        55,125   100,208 112,311 125,007 45,919 51,723  57,838 42,419  48,223  54,338
  3        57,881    94,192 112,079 131,917 44,421 53,121  62,815 40,921  49,621  59,315
  4        60,775    88,532 111,843 139,203 42,952 54,533  68,190 39,452  51,033  64,690
  5        63,814    83,209 111,605 146,889 41,510 55,955  73,989 38,010  52,455  70,489
  6        67,005    78,198 111,360 154,989 40,095 57,384  80,239 36,595  53,884  76,739
  7        70,355    73,485 111,113 163,530 38,706 58,818  86,970 38,706  58,818  86,970
  8        73,873    69,050 110,859 172,531 37,341 60,252  94,208 37,341  60,252  94,208
  9        77,566    64,876 110,597 182,014 36,000 61,679 101,980 36,000  61,679 101,980
 10        81,445    60,948 110,328 192,886 34,682 63,096 110,871 34,682  63,096 110,871
 11        85,517    57,544 110,614 205,524 33,572 64,858 121,121 33,572  64,858 121,121
 12        89,793    54,353 110,950 219,084 32,475 66,625 132,228 32,475  66,625 132,228
 13        94,282    51,334 111,279 233,526 31,393 68,395 144,260 31,393  68,395 144,260
 14        98,997    50,000 111,607 248,912 30,304 70,167 157,287 30,304  70,167 157,287
 15       103,946    50,000 111,925 265,288 29,138 71,938 171,377 29,138  71,938 171,377
 16       109,144    50,000 112,235 282,719 27,878 73,701 186,595 27,878  73,701 186,595
 17       114,601    50,000 112,533 301,261 26,502 75,446 203,003 26,502  75,446 203,003
 18       120,331    50,000 112,815 320,970 24,980 77,163 220,654 24,980  77,163 220,654
 19       126,348    50,000 113,082 341,921 23,281 78,842 239,603 23,281  78,842 239,603
 20       132,665    50,000 113,338 364,201 21,364 80,476 259,917 21,364  80,476 259,917
 21       139,298    50,000 113,584 387,901 19,188 82,064 281,682 19,188  82,064 281,682
 22       146,263    50,000 113,821 413,104 16,702 83,609 304,997 16,702  83,609 304,997
 23       153,576    50,000 114,050 439,913 13,847 85,115 329,977 13,847  85,115 329,977
 24       161,255    50,000 114,271 468,432 10,550 86,586 356,746 10,550  86,586 356,746
 25       169,318    50,000 114,479 498,736  6,708 88,021 385,420  6,708  88,021 385,420
 26       177,784    50,000 114,671 530,923  2,185 89,416 416,098  2,185  89,416 416,098
 27       186,673    50,000 114,840 565,077   *    90,761 448,864   *    90,7061 448,864
 28       196,006    50,000 114,984 601,293   *    92,044 483,781   *     92,044 483,781
 29       205,807    50,000 115,104 639,698   *    93,256 520,915   *     93,256 520,915
 30       216,097    50,000 115,119 680,409   *    94,394 560,361   *     94,394 560,361

Note:

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the portfolio(s). The death benefit, Cash Values and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period years, but fluctuated above or below that average for individual Policy years. No presentation can be made by Transamerica that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

* The Policy has no Cash Value, however, the Policy will stay in force with a death benefit if the Policy does not have a Policy loan outstanding.

                                APPENDIX A



                     Financial Statements--Statutory Basis

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)
                 Years Ended December 31, 2001, 2000, and 1999

                    with Report of Independent Auditors

Financial Statements - Statutory Basis

Transamerica Life Insurance Company
(Formerly PFL Life Insurance Company)
Years Ended December 31, 2001, 2000, and 1999

                       Transamerica Life Insurance Company
                      (Formerly PFL Life Insurance Company)

                     Financial Statements - Statutory Basis

                  Years Ended December 31, 2001, 2000, and 1999




                                    Contents

Report of Independent Auditors........................................................................   1

Audited Financial Statements

Balance Sheets - Statutory Basis......................................................................   3
Statements of Operations - Statutory Basis............................................................   5
Statements of Changes in Capital and Surplus - Statutory Basis........................................   6
Statements of Cash Flow - Statutory Basis.............................................................   7
Notes to Financial Statements - Statutory Basis.......................................................   8

Statutory-Basis Financial Statement Schedules

Summary of Investments - Other Than Investments in Related Parties....................................  40
Supplementary Insurance Information...................................................................  41
Reinsurance...........................................................................................  42

                         Report of Independent Auditors

The Board of Directors
Transamerica Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (formerly known as PFL Life Insurance Company), an indirect, wholly-owned subsidiary of AEGON N.V., as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2001. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Life Insurance Company at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2001 Transamerica Life Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Division, Department of Commerce, of the State of Iowa.

                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
February 15, 2002

                       Transamerica Life Insurance Company
                      (Formerly PFL Life Insurance Company)

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)


                                                                                  December 31
                                                                             2001             2000
                                                                       ----------------------------------
Admitted assets
Cash and invested assets:
   Cash and short-term investments                                        $     193,296    $       98,224
   Bonds                                                                     12,891,333         7,009,825
   Stocks:
     Preferred                                                                   51,786            19,987
     Common (cost: 2001 - $91,042; 2000 - $75,141)                               93,367            84,736
     Mutual funds sponsored by affiliated entities (cost:
       2001 - $4,403; 2000 - $4,132)                                              3,947             3,781
     Affiliated entities (cost: 2001 - $10,167; 2000 - $2,153)                    1,018                 -
   Mortgage loans on real estate                                              2,063,388         1,585,896
   Real estate, at cost less accumulated depreciation (2001 -
     $14,304; 2000 - $12,641):
       Home office properties                                                     7,374             7,601
       Properties acquired in satisfaction of debt                               15,082            15,599
       Investment properties                                                     30,034            31,070
   Policy loans                                                                  59,034            57,571
   Net short-term notes receivable from affiliates                              140,000                 -
   Other invested assets                                                        413,500           218,340
                                                                       ----------------------------------
Total cash and invested assets                                               15,963,159         9,132,630

Premiums deferred and uncollected                                                13,860            14,235
Accrued investment income                                                       165,836            89,976
Receivable from affiliate                                                             -            92,235
Net deferred income tax asset                                                    33,961                 -
Other assets                                                                     34,261            19,359
Separate account assets                                                       5,304,781         4,519,029




                                                                       ----------------------------------
Total admitted assets                                                     $  21,515,858    $   13,867,464
                                                                       ==================================

                                                                                  December 31
                                                                            2001                 2000
                                                                     ------------------------------------
Liabilities and capital and surplus
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                                $  2,251,299        $  2,109,505
     Annuity                                                                7,402,612           4,653,643
     Accident and health                                                      384,234             305,365
   Policy and contract claim reserves:
     Life                                                                      13,561              10,071
     Accident and health                                                       28,202              32,323
   Liabilities for deposit-type contracts                                   4,773,460           1,284,572
   Other policyholders' funds                                                   2,147               2,840
   Remittances and items not allocated                                        412,696             332,961
   Asset valuation reserve                                                     58,872             106,192
   Interest maintenance reserve                                                26,415              16,693
   Net short-term notes payable to affiliates                                       -               6,200
   Other liabilities                                                          131,216             101,705
   Provision for reinsurance in unauthorized companies                          1,605                 495
   Federal income taxes payable                                                32,064               3,288
   Funds held under reinsurance treaties with unauthorized
     reinsurers                                                                13,403                   -
   Transfers from separate accounts due or accrued                           (150,654)           (118,075)
   Payable for securities                                                     119,715              24,482
   Payable to affiliates                                                        6,694                   -
   Separate account liabilities                                             5,259,079           4,512,979
                                                                     ------------------------------------
Total liabilities                                                          20,766,620          13,385,239

Commitments and contingencies (Note 10)

Capital and surplus:
   Common stock, $10 par value, 500,000 shares authorized,
     223,500 and 266,000 issued and outstanding shares in
     2001 and 2000, respectively                                                2,235               2,660
   Preferred stock, $10 par value, 42,500 shares authorized, issued
     and outstanding in 2001                                                      425                   -
   Paid-in surplus                                                            534,282             254,282
   Unassigned surplus                                                         212,296             225,283
                                                                     ------------------------------------
Total capital and surplus                                                     749,238             482,225
                                                                     ------------------------------------
Total liabilities and capital and surplus                                $ 21,515,858        $ 13,867,464
                                                                     ====================================

See accompanying notes.

                       Transamerica Life Insurance Company
                      (Formerly PFL Life Insurance Company)

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)


                                                                                       Year Ended December 31
                                                                               2001             2000             1999
                                                                           ----------------------------------------------
Revenues:
   Premiums and other considerations, net of reinsurance:
       Life                                                                 $   554,684       $   882,537     $   227,510
       Annuity                                                                4,118,905         3,223,121       1,413,049
       Accident and health                                                      150,586           152,293         160,570
   Net investment income                                                        825,953           527,313         437,549
   Amortization of interest maintenance reserve                                   3,503             3,867           7,588
   Commissions and expense allowances on reinsurance
     ceded                                                                      160,960            26,942          24,741
   Separate account fee income                                                   60,188            62,982          49,826
                                                                           ----------------------------------------------
                                                                              5,874,779         4,879,055       2,320,833
Benefits and expenses:
   Benefits paid or provided for:
     Life and accident and health benefits                                      127,370           111,054         115,621
     Surrender benefits                                                       1,194,122         1,315,484       1,046,611
     Other benefits                                                             356,649           205,110         169,479
     Increase in aggregate reserves for policies and
       contracts:
         Life                                                                   141,397           556,724         195,606
         Annuity                                                              2,730,317           541,540         111,427
         Accident and health                                                     78,869            50,794          48,835
         Other                                                                        -             5,986          10,480
     Increase in liability for premium and other
       deposit funds                                                                  -         1,183,833               -
                                                                           ----------------------------------------------
                                                                              4,628,724         3,970,525       1,698,059
   Insurance expenses:
     Commissions                                                                290,622           196,101         167,146
     General insurance expenses                                                  81,737            58,019          54,191
     Taxes, licenses and fees                                                    15,934            26,740          12,382
     Net transfers to separate accounts                                         823,622           515,325         309,307
     Other expenses                                                              15,525               776             229
                                                                           ----------------------------------------------
                                                                              1,227,440           796,961         543,255
                                                                           ----------------------------------------------
                                                                              5,856,164         4,767,486       2,241,314
                                                                           ----------------------------------------------
Gain from operations before federal income tax expense
   and net realized capital gains (losses) on investments                        18,615           111,569          79,519
Federal income tax expense                                                       28,149            51,251          25,316
                                                                           ----------------------------------------------
Gain (loss) from operations before net realized capital
   gains (losses) on investments                                                 (9,534)           60,318          54,203

Netrealized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to (from) interest maintenance
   reserve)                                                                    (107,276)           (9,474)          6,365
                                                                           ----------------------------------------------
Net income (loss)                                                            $ (116,810)      $    50,844     $    60,568
                                                                           ==============================================

See accompanying notes.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

        Statements of Changes in Capital and Surplus - Statutory Basis
                            (Dollars in Thousands)

                                                                                                           Total
                                                            Common    Preferred  Paid-in    Unassigned    Capital
                                                             Stock      Stock    Surplus     Surplus    and Surplus
                                                          ----------------------------------------------------------
Balance at January 1, 1999                                    $2,660      $  -     $154,282  $205,586      $362,528
   Net income                                                      -         -            -    60,568        60,568
   Change in net unrealized capital gains/losses                   -         -            -   (20,217)      (20,217)
   Change in non-admitted assets                                   -         -            -      (980)         (980)
   Change in asset valuation reserve                               -         -            -   (11,605)      (11,605)
   Dividend to stockholder                                         -         -            -   (40,000)      (40,000)
   Tax benefit on stock options exercised                          -         -            -     1,305         1,305
   Change in surplus in separate accounts                          -         -            -       245           245
   Settlement of prior period tax returns and other
     tax-related adjustments                                       -         -            -     2,811         2,811
                                                          ----------------------------------------------------------
Balance at December 31, 1999                                   2,660         -      154,282   197,713       354,655
   Net income                                                      -         -            -    50,844        50,844
   Change in net unrealized capital gains/losses                   -         -            -   (19,784)      (19,784)
   Change in non-admitted assets                                   -         -            -    (1,210)       (1,210)
   Change in asset valuation reserve                               -         -            -    (2,999)       (2,999)
   Tax benefit on stock options exercised                          -         -            -     1,438         1,438
   Change in surplus in separate accounts                          -         -            -      (224)         (224)
   Change in provision for reinsurance in unauthorized
     companies                                                     -         -            -      (495)         (495)
   Capital contribution                                            -         -      100,000         -       100,000
                                                          ----------------------------------------------------------
Balance at December 31, 2000                                   2,660         -      254,282   225,283       482,225
   Net loss                                                        -         -            -  (116,810)     (116,810)
   Change in net unrealized capital gains/losses                   -         -            -   (10,700)      (10,700)
   Change in non-admitted assets                                   -         -            -   (51,381)      (51,381)
   Change in asset valuation reserve                               -         -            -    47,320        47,320
   Tax benefit on stock options exercised                          -         -            -       897           897
   Change in surplus in separate accounts                          -         -            -    (3,378)       (3,378)
   Change in provision for reinsurance in unauthorized
     companies                                                     -         -            -    (1,110)       (1,110)
   Change in net deferred income tax                               -         -            -    64,840        64,840
   Cumulative effect of changes in accounting principles           -         -            -    23,045        23,045
   Dividends to stockholder                                        -         -            -    (3,000)       (3,000)
   Exchange of common stock for preferred stock                 (425)      425            -         -             -
   Reinsurance transactions                                        -         -            -    37,290        37,290
   Capital contribution                                            -         -      280,000         -       280,000
                                                          ----------------------------------------------------------
Balance at December 31, 2001                                  $2,235      $425     $534,282  $212,296      $749,238
                                                          ==========================================================

See accompanying notes.

                       Transamerica Life Insurance Company
                      (Formerly PFL Life Insurance Company)

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)

                                                                     Year Ended December 31
                                                                 2001         2000             1999
                                                         ------------------------------------------------
Operating activities
Premiums and other considerations received, net of
   reinsurance                                              $  5,024,130 $  4,285,644     $  1,830,365
Net investment income received                                   763,113      508,646          441,737
Life and accident and health claims paid                        (125,561)    (114,001)        (124,178)
Surrender benefits and other fund withdrawals paid            (1,330,575)  (1,315,484)      (1,046,611)
Other benefits paid to policyholders                            (170,315)    (205,100)        (169,476)
Commissions, other expenses and other taxes                     (399,599)    (267,778)        (238,192)
Net transfers to separate accounts                              (797,040)    (477,575)        (280,923)
Federal income taxes received (paid)                               1,525      (45,190)         (24,709)
                                                         ------------------------------------------------
Net cash provided by operating activities                      2,965,678    2,369,162          388,013

Investing activities
Proceeds from investments sold, matured or repaid:
   Bonds and preferred stocks                                  7,556,980    4,817,508        3,283,038
   Common stocks                                                  76,287       50,953           60,293
   Mortgage loans on real estate                                 178,704      129,336          158,739
   Real estate                                                     2,179        2,042           13,367
   Policy loans                                                        -        2,300              186
   Other                                                          38,584       14,366            6,133
                                                         ------------------------------------------------
                                                               7,852,734    5,016,505        3,521,756
Cost of investments acquired:
   Bonds and preferred stocks                                (13,496,958)  (6,989,279)      (3,398,158)
   Common stocks                                                (102,352)     (54,697)         (76,200)
   Mortgage loans on real estate                                (659,617)    (372,757)        (480,750)
   Real estate                                                         -         (149)          (7,568)
   Policy loans                                                   (1,463)           -                -
   Other                                                        (288,641)    (116,485)         (48,719)
                                                         ------------------------------------------------
                                                             (14,549,031)  (7,533,367)      (4,011,395)
                                                         ------------------------------------------------
Net cash used in investing activities                         (6,696,297)  (2,516,862)        (489,639)

Financing and miscellaneous activities
Other cash provided:
   Capital and surplus paid in                                   280,000      100,000                -
   Borrowed money                                                 (6,200)    (138,300)         135,079
   Deposits on deposit-type contracts                          4,406,794            -                -
   Other sources                                                 354,709      338,402           28,835
                                                         ------------------------------------------------
Total other cash provided                                      5,035,303      300,102          163,914
Other cash applied:
   Dividends to stockholder                                       (3,000)           -          (40,000)
   Withdrawals from deposit-type contracts                      (944,380)           -                -
   Other applications                                           (262,232)    (107,873)         (51,882)
                                                         ------------------------------------------------
Total other cash applied                                      (1,209,612)    (107,873)         (91,882)
                                                         ------------------------------------------------
Net cash provided by financing and miscellaneous
   activities                                                  3,825,691      192,229           72,032
                                                         ------------------------------------------------
Increase (decrease) in cash and short-term investments            95,072       44,529          (29,594)
Cash and short-term investments at beginning of year              98,224       53,695           83,289
                                                         ------------------------------------------------
Cash and short-term investments at end of year             $     193,296 $     98,224     $     53,695
                                                         ================================================

See accompanying notes.

                       Transamerica Life Insurance Company
                      (Formerly PFL Life Insurance Company)

                 Notes to Financial Statements - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                December 31, 2001


1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Life Insurance Company (the Company), formerly PFL Life Insurance Company, is a stock life insurance company and is a wholly-owned subsidiary of Transamerica Holding Company, LLC (Transamerica Holding), which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands. Prior to 2001, the Company was a wholly-owned subsidiary of First AUSA Life Insurance Company, a subsidiary of AEGON.

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products and guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia and Guam. Sales of the Company's products are primarily through the Company's agents and financial institutions.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)


1. Organization and Summary of Significant Accounting Policies (continued)

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

   Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholders' equity for those designated as available-for-sale.

   All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the fair value. If high credit quality securities are adjusted, the retrospective method is used.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)


1. Organization and Summary of Significant Accounting Policies (continued)

   Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholders' equity rather than to income as required for fair value hedges.

   Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Prior to January 1, 2001, valuation allowances were based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)


1. Organization and Summary of Significant Accounting Policies (continued)

   Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

   The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

   Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

   Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)


1. Organization and Summary of Significant Accounting Policies (continued)

   Universal Life and Annuity Policies: Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies are reflected in other benefits. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies, premiums received and benefits paid would be recorded directly to the reserve liability.

   Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

   Reinsurance: A liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

   Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

   Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Deferred Income Taxes: Effective January 1, 2001, deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
                (Dollars in Thousands, Except per Share Amounts)



   1. Organization and Summary of Significant Accounting Policies (continued)

   end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial statement amounts and tax bases of assets and liabilities. Under GAAP, states taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

   Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accretion of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies and affiliated mutual funds are carried at market value. Stocks of affiliated companies are carried at equity in the underlying net

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
                (Dollars in Thousands, Except per Share Amounts)



1. Organization and Summary of Significant Accounting Policies (continued)

assets. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and limited partnerships and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Iowa Insurance Laws.

Net realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. During 2001, 2000, and 1999, the Company excluded investment income due and accrued of $16,146, $6,584, and $530, respectively, with respect to such practices.

The Company uses interest rate swaps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. The Company has entered into several interest rate swap contracts to modify the interest rate characteristics of the underlying assets and liabilities. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

The Company issues a product that provides the customer a return based on the Standard & Poors (S&P) 500 Index. The Company uses swaps that allow for an exchange of the increase in the S&P 500 Index over the life of the contract for payments based upon LIBOR rates. The Company has designated this swap as a hedge and, as such, the

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
                (Dollars in Thousands, Except per Share Amounts)


1. Organization and Summary of Significant Accounting Policies (continued)

change in the value of the contract is recorded consistent with the related liability. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses are included in income in the period they are incurred.

The Company also utilizes credit default swaps in replication transactions. A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap. A premium is received by the Company on a periodic basis and recognized in investment income. In the event that the representative issuer defaults on its obligation referenced in the credit default swap contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. At December 31, 2001, the Company did not have any outstanding replication transactions. During the year ended December 31, 2001, the Company recognized capital losses in the amount of $20,125 related to replication transactions.

The Company has entered into interest rate cap agreements to hedge the exposure of changing interest rates. The cash flows from the interest rate caps will help offset losses that might occur from changes in interest rates. The cost of such agreement is included in interest expense ratably during the life of the agreement. Income received as a result of the cap agreement will be recognized in investment income as earned. The unamortized cost of the agreement is included in other invested assets.

Aggregate Policy Reserves

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
                (Dollars in Thousands, Except per Share Amounts)



1. Organization and Summary of Significant Accounting Policies (continued)

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to
8.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GIC)s and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles (SSAP) No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
                (Dollars in Thousands, Except per Share Amounts)



1. Organization and Summary of Significant Accounting Policies (continued)

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on bases of consistency with those used in accounting policies for the original policies issued and the terms of the reinsurance contracts.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease directly to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
                (Dollars in Thousands, Except per Share Amounts)



1. Organization and Summary of Significant Accounting Policies (continued)

Premiums and Annuity Considerations

Subsequent to January 1, 2001, revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. These revenues are recognized when due. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Prior to January 1, 2001, all life, annuity, accident and health premiums are recognized as revenue when due.

Stock Option Plan

AEGON N.V. sponsors a stock option plan that includes eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

Reclassifications

Certain reclassifications have been made to the 2000 and 1999 financial statements to conform to the 2001 presentation.

2. Accounting Changes

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Iowa. Effective January 1, 2001, the State of Iowa required that insurance companies domiciled in the State of Iowa prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Iowa insurance commissioner.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
                (Dollars in Thousands, Except per Share Amounts)



2. Accounting Changes (continued)

Accounting changes adopted to conform to the previsions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased capital and surplus, of $23,045 as of January 1, 2001. This amount included the establishment of deferred income tax assets of $19,124 and the release of mortgage loan prepayment fees from the IMR of $11,151, offset by the release of mortgage loan origination fees of $3,100, bond writedowns of $3,490, and the establishment of a vacation accrual of $640.

3. Capital Structure

During 2001, the Company exchanged 42,500 shares of its common stock with 42,500 shares of preferred stock. The par value of the preferred stock is $10 per share and the liquidation value is equal to $1,364.70 per share. This per share liquidation value shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages and debt securities and these dividends are cumulative in nature. Holders of the shares of preferred stock have no right to cause mandatory or optional redemption of the shares.

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
                (Dollars in Thousands, Except per Share Amounts)



4. Fair Values of Financial Instruments (continued)

   Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, including affiliated mutual funds, are based on quoted market prices.

   Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

   Interest rate caps and swaps: Estimated fair value of interest rate caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate and currency swaps, are based upon the pricing differential for similar swap agreements. The related carrying value of these items is included with other invested assets.

   Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

   Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts, which include guaranteed interest contracts and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

   Net short-term receivable from/notes payable to affiliates: The fair values for short-term notes receivable from/payable to affiliates are assumed to equal their carrying amount.

   Separate account annuity liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)


4. Fair Values of Financial Instruments (continued)

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of SFAS No. 107 and No. 133:

                                                                              December 31
                                                                  2001                            2000
                                                    -------------------------------  -----------------------------
                                                       Carrying                         Carrying
                                                        Amount         Fair Value        Amount       Fair Value
                                                    -------------------------------  -----------------------------
   Admitted assets
   Cash and short-term investments                   $     193,296   $     193,296    $     98,224   $     98,224
   Bonds                                                12,891,333      12,936,983       7,009,825      7,014,991
   Preferred stocks                                         51,786          49,549          19,987         18,214
   Common stocks                                            93,367          93,367          84,736         84,736
   Mutual funds sponsored by affiliated
     entities                                                1,018           1,018           3,781          3,781
   Mortgage loans on real estate                         2,063,388       2,117,378       1,585,896      1,628,936
   Policy loans                                             59,034          59,034          57,571         57,571
   Net short-term notes receivable from
     affiliates                                            140,000         140,000               -              -
   Interest rate caps                                        1,406               3           3,224             49
   Swaps                                                   (29,268)       (140,307)          3,875        (14,777)
   Separate account assets                               5,304,781       5,304,781       4,519,029      4,519,029

   Liabilities
   Investment contract liabilities                      12,176,072      12,109,052       5,937,734      5,848,592
   Separate account annuity liabilities                  4,172,376       4,102,548       4,070,462      3,986,122
   Net short-term notes payable to affiliates                    -               -           6,200          6,200

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)


5. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

                                                                   Gross          Gross          Estimated
                                                 Carrying        Unrealized     Unrealized         Fair
                                                  Amount           Gains          Losses           Value
                                               -------------------------------------------------------------
   December 31, 2001
   Bonds:
     United States Government and agencies      $   116,098       $  1,806       $    889       $   117,015
     State, municipal, and other government         245,626         13,251         16,610           242,267
     Public utilities                               922,762         20,165         12,901           930,026
     Industrial and miscellaneous                 5,598,744        123,985         94,570         5,628,159
     Mortgage and other asset-backed
       securities                                 6,008,103         61,403         49,990         6,019,516
                                               -------------------------------------------------------------
                                                 12,891,333        220,610        174,960        12,936,983
   Preferred stocks                                  51,786            254          2,491            49,549
   Affiliated preferred stocks                          761              -              -               761
                                               -------------------------------------------------------------
                                                $12,943,880       $220,864       $177,451       $12,987,293
                                               =============================================================

   December 31, 2000
   Bonds:
     United States Government and agencies      $    88,108       $  1,121       $  1,044       $    88,185
     State, municipal, and other government         239,700          8,954          9,465           239,189
     Public utilities                               573,870          9,149          4,213           578,806
     Industrial and miscellaneous                 2,945,326         63,181         73,026         2,935,481
     Mortgage and other asset-backed
       securities                                 3,162,821         43,092         32,583         3,173,330
                                               --------------------------------------------------------------
                                                  7,009,825        125,497        120,331         7,014,991
   Preferred stocks                                  19,987             14          1,787            18,214
                                               --------------------------------------------------------------
                                                $ 7,029,812       $125,511       $122,118       $ 7,033,205
                                               ==============================================================

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

The carrying amounts and estimated fair values of bonds at December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                     Carrying       Estimated
                                                      Amount        Fair Value
                                                   -----------------------------

   Due in one year or less                          $   331,362     $   333,479
   Due after one year through five years              2,231,644       2,267,763
   Due after five years through ten years             2,578,710       2,583,662
   Due after ten years                                1,741,514       1,732,563
                                                   -----------------------------
                                                      6,883,230       6,917,467
   Mortgage and other asset-backed securities         6,008,103       6,019,516
                                                   -----------------------------
                                                    $12,891,333     $12,936,983
                                                   =============================

A detail of net investment income is presented below:

                                                   Year Ended December 31
                                               2001         2000        1999
                                            -----------------------------------

   Interest on bonds and preferred stock     $684,756     $421,931    $347,639
   Dividends on equity investments              1,362          644         734
   Interest on mortgage loans                 147,811      111,356      92,325
   Rental income on real estate                 8,289        8,070       7,322
   Interest on policy loans                     4,269        4,248       4,141
   Other investment income                     16,058        4,549       7,978
                                            -----------------------------------
   Gross investment income                    862,545      550,798     460,139

   Less investment expenses                    36,592       23,485      22,590
                                            -----------------------------------
   Net investment income                     $825,953     $527,313    $437,549
                                            ===================================

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                 Year Ended December 31
                                           2001          2000           1999
                                       -----------------------------------------

   Proceeds                             $7,556,980    $4,817,508     $3,283,038
                                       =========================================

   Gross realized gains                 $   82,314    $   24,440     $   21,171
   Gross realized losses                  (123,094)      (55,422)       (32,259)
                                       -----------------------------------------
   Net realized losses                  $  (40,780)   $  (30,982)    $  (11,088)
                                       =========================================

Gross realized losses for the year ended December 31, 2001 include $86,275 which relates to losses recognized on other than temporary declines in market value of debt securities.

At December 31, 2001, investments with an aggregate carrying value of $57,725 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Realized investment gains (losses) and changes in unrealized gains/losses on investments are summarized below:

                                                                          Realized
                                                         ------------------------------------------
                                                                   Year Ended December 31
                                                             2001           2000           1999
                                                         ------------------------------------------
   Bonds                                                  $ (40,780)      $(30,982)      $(11,088)
   Equity securities                                          6,266          5,551         11,433
   Mortgage loans on real estate                                  -          2,659          4,661
   Real estate                                                  399            220            900
   Short-term investments                                       661              9         (1,407)
   Other invested assets                                    (40,788)        (7,690)           534
                                                         ------------------------------------------
                                                            (74,242)       (30,233)         5,033

   Tax effect                                                (8,658)         5,199         (5,535)
   Transfer from (to) interest maintenance reserve          (24,376)        15,560          6,867
                                                         ------------------------------------------
   Net realized gains (losses)                            $(107,276)      $ (9,474)      $  6,365
                                                         ==========================================

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
              (Dollars in Thousands, Except per Share Amounts)


5. Investments (continued)

                                                  Change in Unrealized
                                          -------------------------------------
                                                 Year Ended December 31
                                             2001         2000         1999
                                          -------------------------------------

   Bonds                                   $ 15,112     $(20,789)    $(12,711)
   Preferred stocks                           3,437        4,462       (2,753)
   Common stocks                             (7,270)        (249)      (4,873)
   Affiliated entities                      (15,246)      (3,506)         893
   Mortgage loans on real estate               (834)         296         (147)
   Other invested assets                        712          183         (626)
   Real estate                                    -         (181)           -
   Derivative instruments                    (6,611)           -            -
                                          -------------------------------------
   Change in unrealized gains/losses       $(10,700)    $(19,784)    $(20,217)
                                          =====================================

Gross unrealized gains and gross unrealized losses on common stocks are as follows:

                                                               December 31
                                                             2001       2000
                                                          ---------------------

   Unrealized gains                                        $ 4,025    $11,387
   Unrealized losses                                        (1,700)    (1,792)
                                                          ---------------------
   Net unrealized gains                                    $(2,325)   $ 9,595
                                                          =====================

During 2001, the Company issued mortgage loans with interest rates ranging from 4.6% to 11.25%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 87%. Mortgage loans with a carrying value of $245 were non-income producing for the previous 180 days. Accrued interest of $160 related to these mortgage loans was excluded from investment income at December 31, 2001. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)


5. Investments (continued)

At December 31, 2001 and 2000, the Company held a mortgage loan loss reserve in the asset valuation reserve of $18,991 and $18,139, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

                Geographic Distribution                            Property-Type Distribution
   --------------------------------------------------- ----------------------------------------------------
                                     December 31                                          December 31
                                   2001       2000                                      2001      2000
                                ----------------------                               ----------------------
   South Atlantic                    30%        26%    Office                            42%       40%
   Pacific                           28         22     Retail                            19        24
   E. North Central                  14         14     Industrial                        18        21
   Middle Atlantic                    9         12     Apartment                         16        10
   Mountain                           8         11     Other                              5         5
   W. South Central                   4          6
   W. North Central                   3          4
   New England                        3          3
   E. South Central                   1          2

The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. These instruments include interest rate swaps and caps. All involve elements of credit and market risks in excess of the amounts recognized in the accompanying financial statements at a given point in time. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process. Interest rate swaps are used to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating-rate interest amounts based upon an underlying notional amount. Generally, no cash is exchanged at the outset of the swap contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)


5. Investments (continued)

The Company owns interest rate caps to hedge against a rising interest rate environment. The cash flows from the interest rate caps will help offset losses that might occur from disintermediation resulting from a rise in interest rates. The caps are designed to hedge against a sharp rise in interest rates and in certain situations, the caps will provide cash flow to offset the lower spread anticipated on in force liabilities during such an environment. A lower spread on in force business is anticipated due to increases in crediting rates (intended to prevent lapses), before the yield on existing assets rises by a commensurate amount. The counterparties are required to provide quarterly financial statements for the Company's review. The market value of the contracts are monitored on a timely basis and the credit exposure is measured by the fair value (market value) of the contract at the reporting date.

The Company may issue foreign denominated assets or liabilities. Cross currency swaps are utilized to convert the asset or liability to a U.S. dollar denominated security. A cash payment is often exchanged at the outset of the swap contract that represents the present value of cash flows of the instrument. This may result because the derivative is being purchased between coupon periods or the rates in the swap are not at market. A single net payment is exchanged each due date as well as at the end of the contract. Each asset or liability is hedged individually and terms of the swap must meet the terms of the underlying instrument. These swaps meet hedge accounting rules and are carried at book value. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in the IMR or AVR if the underlying instrument receives that treatment.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. This exposure includes settlement risk (risk that the counterparty defaults after the Company has delivered funds or securities under the terms of the contract) which results in an accounting loss and replacement cost risk (cost to replace the contract at current market rates should the counterparty default prior to the settlement date). There is no off-balance sheet exposure to credit risk that would result in an immediate accounting loss (settlement risk) associated with counterparty nonperformance on interest rate swap agreements. Interest rate swap agreements are subject to replacement cost risk, which equals the cost to replace those contracts in a net gain position should a counterparty default. These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)


5. Investments (continued)

At December 31, 2001 and 2000, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                                       Notional Amount
                                                                  --------------------------
                                                                      2001            2000
                                                                  --------------------------
   Derivative securities:
     Interest rate and currency swaps:
       Receive fixed - pay floating                                $2,235,687       $451,770
       Receive floating - pay fixed                                 2,283,912        596,388
       Receive floating (uncapped) - pay floating (capped)          1,808,116         32,593
       Receive floating (LIBOR) - pay floating (S&P)                   45,000        345,000
     Interest rate cap agreements                                     541,172        518,515

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Reinsurance assumption and cession treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                                      Year Ended December 31
                                                2001             2000              1999
                                            ----------------------------------------------
   Direct premiums                          $4,855,609        $3,205,023       $1,942,716
   Reinsurance assumed                         261,194         1,177,833            2,723
   Reinsurance ceded                          (292,628)         (124,905)        (144,310)
                                            ----------------------------------------------
   Net premiums earned                      $4,824,175        $4,257,951       $1,801,129
                                            ==============================================

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)


6. Reinsurance (continued)

The Company received reinsurance recoveries in the amount of $135,889, $123,039, and $139,138 during 2001, 2000, and 1999, respectively. At December 31, 2001 and 2000, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $5,419 and $28,080, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2001 and 2000 of $1,447,904 and $1,564,867, respectively.

At December 31, 2001, amounts recoverable from unauthorized reinsurers of $5,747 (2000 - $30,948) and reserve credits for reinsurance ceded of $115,987 (2000 - $85,163) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $55,561 at December 31, 2001, that can be drawn on for amounts that remain unpaid for more than 120 days.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation of future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $13,402 and the reserve credit taken of $64,235 was credited directly to unassigned surplus on a net of tax basis. The Company holds collateral in the form of letters of credit of $70,000.

Additionally, the Company entered into a reinsurance transaction with an unaffiliated company to cede certain annuity benefits on an inforce group of contracts. The effect of this transaction was also credited directly to surplus on a net of tax basis.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)


7. Income Taxes

The components of the net deferred tax asset at January 1, 2001, the date of adoption of the revised NAIC Accounting Practices and Procedures Manual, and December 31, 2001 are as follows:

                                                        December 31,         January 1,
                                                            2001                2001
                                                    ----------------------------------
   Deferred income tax components:
     Gross deferred income tax assets                     $ 215,142        $ 134,020
     Gross deferred income tax liabilities                   31,768           15,486
     Deferred income tax assets nonadmitted                 149,413           99,410
                                                    ----------------------------------
   Net admitted deferred income tax asset                 $  33,961        $  19,124
                                                    ==================================

The main deferred income tax amounts, as well as the net change for the year ended December 31, 2001, are as follow:


                                                      December 31,        January 1,             Net
                                                         2001               2001               Change
                                                 -------------------------------------------------------
   Deferred income tax assets:
     Guaranty funds                                    $   6,362         $    7,066           $    (704)
     Non-admitted assets                                   1,711              1,276                 435
     Pension expenses                                      1,768              1,536                 232
     Deferred acquisition costs                          105,210             82,650              22,560
     Reserves                                             32,767             30,056               2,711
     Unrealized capital losses                            61,483              7,309              54,174
     Other                                                 5,841              4,127               1,714
                                                 -------------------------------------------------------
   Total deferred income tax assets                      215,142            134,020              81,122

   Deferred income tax assets - nonadmitted              149,413             99,410              50,003

   Deferred income tax liabilities:
     Partnerships                                          1,335              2,240                (905)
     Real estate                                           1,222              2,028                (806)
     Unrealized capital gains                             29,184              7,281              21,903
     Other                                                    27              3,937              (3,910)
                                                 -------------------------------------------------------
   Total deferred income tax liabilities               $  31,768         $   15,486           $  16,282
                                                 =======================================================

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)


7. Income Taxes (continued)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

                                                                    December 31
                                                         2001          2000           1999
                                                    ----------------------------------------
   Income tax computed at federal statutory
     rate (35%)                                        $  6,515       $39,049       $27,832
     Deferred acquisition costs - tax basis              22,560        24,629         5,979
     Depreciation                                           104          (207)         (219)
     Dividends received deduction                        (2,228)       (1,802)       (1,666)
     IMR amortization                                    (1,226)       (1,353)       (2,656)
     Investment income items                             (4,937)       (3,866)         (977)
     Low income housing credits                          (5,725)       (4,328)            -
     Prior year over accrual                               (918)       (3,947)       (3,492)
     Reinsurance transactions                            13,051             -             -
     Tax reserve adjustment                               2,705         2,569         1,390
     Other                                               (1,752)          507          (875)
                                                    ----------------------------------------
   Federal income tax expense                          $ 28,149       $51,251       $25,316
                                                    ========================================

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined in the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. An examination is underway for 1996 and 1997.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)

7. Income Taxes (continued)

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements for income deferred in the PSA ($20,387 at December 31, 2001). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $7,135.

8. Policy and Contract Attributes

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relate to liabilities established on a variety of the Company's annuity and deposit-type products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                                      December 31
                                                          2001                           2000
                                              -----------------------------   -----------------------------
                                                                 Percent                        Percent
                                                   Amount       of Total          Amount       of Total
                                              -----------------------------   -----------------------------
   Subject to discretionary withdrawal with
     market value adjustment                    $   567,505         3%         $     221,151        2%
   Subject to discretionary withdrawal at
     book value less surrender charge             4,359,812        25              1,635,769       14
   Subject to discretionary withdrawal at
     market value                                 3,869,101        22              4,006,227       34
   Subject to discretionary withdrawal at
     book value (minimal or no charges or
     adjustments)                                 3,845,030        22              4,279,843       37
   Not subject to discretionary withdrawal
     provision                                    5,061,818        28              1,453,732       13
                                              -----------------------------   -----------------------------
                                                 17,703,266       100%            11,596,722      100%
                                                              =============                    ============
   Less reinsurance ceded                         1,411,628                        1,504,445
                                              ---------------                 ---------------
   Total policy reserves on annuities and
     deposit-type liabilities                   $16,291,638                    $  10,092,277
                                              ===============                 ===============

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes (continued)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2001, 2000, and 1999 is as follows:

                                                                Guaranteed      Nonguaranteed
                                                                 Separate          Separate
                                                                  Account           Account           Total
                                                           ------------------------------------------------
   Premiums, deposits, and other considerations for
     the year ended December 31, 2001                      $      59,498     $   1,221,739      $ 1,281,237
                                                           ================================================

   Reserves for separate accounts with assets at:
     Fair value                                            $           -     $   4,574,436      $ 4,574,436
     Amortized cost                                              175,950                 -          175,950
                                                           ------------------------------------------------
   Total                                                   $     175,950     $   4,574,436      $ 4,750,386
                                                           ================================================

   Premiums, deposits, and other considerations for
     the year ended December 31, 2000                      $     100,000     $     743,550      $   843,550
                                                           ================================================

   Reserves for separate accounts with assets at:
     Fair value                                            $           -     $   4,273,977      $ 4,273,977
     Amortized cost                                              106,754                 -          106,754
                                                           ------------------------------------------------
   Total                                                   $     106,754     $   4,273,977      $ 4,380,731
                                                           ================================================

   Premiums, deposits, and other considerations for
     the year ended December 31, 1999                      $           -     $     486,282      $   486,282
                                                           ================================================

   Reserves for separate accounts with assets at:
     Fair value                                            $           -     $   4,377,676      $ 4,377,676
     Amortized cost                                                    -                 -                -
                                                           ------------------------------------------------
   Total                                                   $           -     $   4,377,676      $ 4,377,676
                                                           ================================================

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)

8. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                                          Year Ended December 31
                                                                   2001             2000           1999
                                                             ----------------------------------------------
   Transfers as reported in the summary of operations
     of the separate accounts statement:
       Transfers to separate accounts                           $ 1,281,237      $ 843,530      $ 486,282
       Transfers from separate accounts                            (456,777)      (325,645)      (175,822)
                                                             ----------------------------------------------
   Net transfers to separate accounts                               824,460        517,885        310,460

   Miscellaneous reconciling adjustments                               (838)        (2,560)        (1,153)
                                                             ----------------------------------------------
   Transfers as reported in the summary of operations of
     the life, accident and health annual statement
                                                                $   823,622      $ 515,325      $ 309,307
                                                             ==============================================

At December 31, 2001, the Company had separate account annuities with guaranteed living benefits as follows:

                                                     Subjected Account     Amount of       Reinsurance
        Benefit and Type of Risk                           Value         Reserve Held     Reserve Credit
   --------------------------------------------------------------------------------------------------------
   Guaranteed minimum income benefit:
      Guaranteed premium                              $   1,262,820      $     3,436       $          -
      Accumulation fund                                       9,157              151                  -

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2001 and 2000, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)


8. Policy and Contract Attributes (continued)

                                                            Gross            Loading           Net
                                                          --------------------------------------------
   December 31, 2001
   Life and annuity:
     Ordinary direct first year business                  $  2,646          $   1,788        $     858
     Ordinary direct renewal business                       18,679              5,914           12,765
     Group life direct business                                245                116              129
                                                          --------------------------------------------
                                                            21,570              7,818           13,752
   Accident and health:
     Direct                                                    108                  -              108
                                                          --------------------------------------------
   Total accident and health                                   108                  -              108
                                                          --------------------------------------------
                                                          $ 21,678          $   7,818        $  13,860
                                                          ============================================

   December 31, 2000
   Life and annuity:
     Ordinary direct first year business                  $  2,763          $   1,854        $     909
     Ordinary direct renewal business                       20,180              6,063           14,117
     Group life direct business                                319                152              167
     Reinsurance ceded                                      (1,088)                 -           (1,088)
                                                          --------------------------------------------
                                                            22,174              8,069           14,105
   Accident and health:
     Direct                                                    151                  -              151
     Reinsurance ceded                                         (21)                 -              (21)
                                                          --------------------------------------------
   Total accident and health                                   130                  -              130
                                                          --------------------------------------------
                                                          $ 22,304          $   8,069        $  14,235
                                                          ============================================

At December 31, 2001 and 2000, the Company had insurance in force aggregating $65,715 and $48,824, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $2,139 and $1,227 to cover these deficiencies at December 31, 2001 and 2000, respectively.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)


9.  Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2002, without the prior approval of insurance regulatory authorities, is $74,658.

The Company paid dividends to its parent of $3,000, $-0-, and $40,000 in 2001, 2000, and 1999, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 2001, the Company meets the RBC requirements.

10. Retirement and Compensation Plans

The Company's employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on expense in accordance with SFAS No. 87 as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $665, $457, and $408 for the years ended December 31, 2001, 2000, and 1999, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)


10.  Retirement and Compensation Plans (continued)

plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $314, $310, and $267 for the years ended December 31, 2001, 2000, and 1999, respectively.

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2001, 2000, and 1999 was negligible. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $94, $41, and $28 for the years ended December 31, 2001, 2000, and 1999, respectively.

11.  Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2001, 2000, and 1999, the Company paid $33,505, $21,115, and $19,983, respectively, for these services, which approximates their costs to the affiliates.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)



11.  Related Party Transactions (continued)

Payables to affiliates bear interest at the thirty-day commercial paper rate of 1.76% at December 31, 2001. During 2001, 2000, and 1999, the Company paid net interest of $1,966, $1,234, and $1,994, respectively, to affiliates.

During 2001 and 2000, the Company received capital contributions of $280,000 and $100,000, respectively, in cash from its parent.

At December 31, 2001, the Company has net short-term notes receivable from an affiliate of $140,000 At December 31, 2000, the Company had net short-term notes payable of $6,200, which consists of short-term notes receivable from affiliates of $99,800 and short-term notes payable to affiliates of $106,000. Interest on these notes accrues based on the 30-day commercial paper rate at the time of issuance.

During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $209,491 and $199,491 at December 31, 2001 and 2000, respectively.

12.  Commitments and Contingencies

The Company has issued Trust (synthetic) GIC contracts to plan sponsors totaling $607,317 and $311,477 at December 31, 2001 and 2000, respectively, pursuant to terms under which the plan sponsor retains ownership of the assets related to these contracts. The Company guarantees to provide benefit responsiveness in the event that plan benefit requests and other contractual commitments exceed plan cash flows. The plan sponsor agrees to reimburse the Company for such benefit payments with interest, either at a fixed or floating rate, from future plan and asset cash flows. In return for this guarantee, the Company receives a premium which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material effect on reported financial results. The assets relating to such contracts are not recognized in the Company's statutory-basis financial statements. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates.

                      Transamerica Life Insurance Company
                     (Formerly PFL Life Insurance Company)

          Notes to Financial Statements - Statutory Basis (continued)
               (Dollars in Thousands, Except per Share Amounts)


12.  Commitments and Contingencies (continued)

The Company may pledge assets as collateral for transactions involving funding agreements and reverse repurchase agreements. At December 31, 2001, the Company has pledged invested assets with a carrying value and market value of $1,129,930 and $1,129,478, respectively, in conjunction with these transactions.

The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business and any additional required collateral is delivered to the Company on the next business day. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2001 and 2000, the value of securities loaned amounted to $496,277 and $148,927, respectively.

The Company has contingent commitments for $180,025 at December 31, 2001 for joint ventures, partnerships, and limited liability companies.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $18,200 and $20,188 and an offsetting premium tax benefit of $7,316 and $7,429 at December 31, 2001 and 2000, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $(1,943), $1,134, and $1,994 for the years ended December 31, 2001, 2000, and 1999, respectively.

                            Statutory-Basis Financial
                               Statement Schedules

                       Transamerica Life Insurance Company
                      (Formerly PFL Life Insurance Company)

                       Summary of Investments - Other Than
                         Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2001

SCHEDULE I

                                                                                                 Amount at
                                                                                                   Which
                                                                                               Shown in the
                                                                                 Market           Balance
                 Type of Investment                            Cost (1)           Value            Sheet
-----------------------------------------------------------------------------------------------------------
Fixed maturities
Bonds:
   United States Government and government agencies
     and authorities                                        $   135,982     $    137,221      $   135,982
   States, municipalities and political subdivisions          1,230,794        1,226,251        1,230,794
   Foreign governments                                          124,811          130,189          124,811
   Public utilities                                             922,762          930,026          922,762
   All other corporate bonds                                 10,476,984       10,513,296       10,476,984
Redeemable preferred stocks                                      51,786           49,549           51,786
                                                            ----------------------------------------------
Total fixed maturities                                       12,943,119       12,986,532       12,943,119

Equity securities
Common stocks:
   Public utilities                                                 541              590              590
   Banks, trust and insurance                                    47,605           47,987           47,987
   Industrial, miscellaneous and all other                       42,896           44,790           44,790
                                                            ----------------------------------------------
Total equity securities                                          91,042           93,367           93,367

Mortgage loans on real estate                                 2,063,388                -        2,063,388
Real estate                                                      22,456                -           22,456
Real estate held for the production of income                    30,034                -           30,034
Policy loans                                                     59,034                -           59,034
Other long-term investments                                     413,500                -          413,500
Cash and short-term investments                                 193,296                -          193,296
                                                            ----------------------------------------------
Total investments                                           $15,815,869     $          -      $15,818,194
                                                            ==============================================

 (1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                       Transamerica Life Insurance Company
                      (Formerly PFL Life Insurance Company)

                       Supplementary Insurance Information
                             (Dollars in Thousands)

SCHEDULE III

                                                                                                                     Benefits,
                                                                                                                      Claims
                                        Future Policy                  Policy and                       Net         Losses and
                                        Benefits and     Unearned       Contract        Premium      Investment     Settlement
                                          Expenses       Premiums      Liabilities      Revenue        Income*       Expenses
                                       ----------------------------------------------------------------------------------------
Year ended December 31, 2001
Individual life                         $  2,249,755    $       -        $13,452        $  553,951     $146,877      $  211,100
Individual health                            241,856       10,971         11,019            97,541       21,406          90,991
Group life and health                        125,564        7,387         17,292            53,778       12,054          61,171
Annuity                                    7,402,612            -              -         4,118,905      645,616       4,265,462
                                       ----------------------------------------------------------------------------------------
                                        $ 10,019,787    $  18,358        $41,763        $4,824,175     $825,953      $4,628,724
                                       ========================================================================================

Year ended December 31, 2000
Individual life                         $  2,107,973    $       -        $ 9,993        $  881,652     $132,477      $  649,924
Individual health                            179,488       10,825         11,585            88,222       14,132          71,399
Group life and health                        109,570        7,014         20,816            64,956       11,008          45,383
Annuity                                    4,577,664            -              -         3,223,121      369,696       3,203,819
                                       ----------------------------------------------------------------------------------------
                                        $  6,974,695    $  17,839        $42,394        $4,257,951     $527,313      $3,970,525
                                       ========================================================================================

Year ended December 31, 1999
Individual life                         $  1,550,188    $       -        $ 8,607        $  226,456     $104,029      $  274,730
Individual health                            133,214       10,311         10,452            77,985       10,036          58,649
Group life and health                        105,035        8,604         27,088            83,639       10,422          61,143
Annuity                                    4,036,751            -              -         1,413,049      313,062       1,303,537
                                       ----------------------------------------------------------------------------------------
                                        $  5,825,188    $  18,915        $46,147        $1,801,129     $437,549      $1,698,059
                                       ========================================================================================
                                            Other
                                          Operating      Premiums
                                          Expenses*       Written
                                       -------------------------------
Year ended December 31, 2001
Individual life                         $    658,786              -
Individual health                             40,757     $   97,144
Group life and health                         24,416         52,600
Annuity                                      503,481              -
                                       -------------
                                        $  1,227,440
                                       =============

Year ended December 31, 2000
Individual life                         $    476,394              -
Individual health                             39,427     $   88,000
Group life and health                         33,422         63,474
Annuity                                      247,718              -
                                       -------------
                                        $    796,961
                                       =============

Year ended December 31, 1999
Individual life                         $    141,030              -
Individual health                             35,329     $   77,716
Group life and health                         38,075         81,918
Annuity                                      328,821              -
                                       -------------
                                        $    543,255
                                       =============


*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                       Transamerica Life Insurance Company
                      (Formerly PFL Life Insurance Company)

                                   Reinsurance
                             (Dollars in Thousands)

SCHEDULE IV

                                                                                                   Percentage of
                                                                   Assumed From                       Amount
                                                 Ceded to Other       Other             Net           Assumed
                                 Gross Amount       Companies       Companies         Amount           to Net
                               ------------------------------------------------------------------------------
Year ended December 31, 2001
Life insurance in force          $  12,213,483      $ 1,679,015     $   100,311      $10,634,779         0.9%
                               =============================================================================

Premiums:
   Individual life               $     547,754      $    (2,497)    $     3,700      $   553,951         0.7%
   Individual health                    98,925            2,167             783           97,541         0.8
   Group life and health               127,085           85,018          11,711           53,778        21.8
   Annuity                           4,081,845          207,940         245,000        4,118,905         5.9
                               -----------------------------------------------------------------------------
                                 $   4,855,609      $   292,628     $   261,194      $ 4,824,175         5.4%
                               =============================================================================

Year ended December 31, 2000
Life insurance in force          $   9,477,758      $ 1,088,937     $    70,808      $ 8,459,629         0.8%
                               =============================================================================

Premiums:
   Individual life               $     882,584      $     4,575     $     3,361      $   881,370         0.4%
   Individual health                    92,426            4,204               -           88,222           -
   Group life and health               173,505          108,550               -           64,955           -
   Annuity                           2,056,508            7,576       1,174,472        3,223,404        36.4
                               -----------------------------------------------------------------------------
                                 $   3,205,023      $   124,905     $ 1,177,833      $ 4,257,951        27.7%
                               =============================================================================

Year ended December 31, 1999
Life insurance in force          $   6,538,901      $  (500,192)    $   415,910      $ 7,455,003         6.4%
                               =============================================================================

Premiums:
   Individual life               $     227,363      $     3,967     $     2,723      $   226,119         1.2%
   Individual health                    83,489            5,504               -           77,985           -
   Group life and health               205,752          122,113               -           83,639           -
   Annuity                           1,426,112           12,726               -        1,413,386           -
                               -----------------------------------------------------------------------------
                                 $   1,942,716      $   144,310     $     2,723      $ 1,801,129         0.2%
                               =============================================================================

FINANCIAL STATEMENTS

Transamerica Life Insurance Company Legacy Builder Variable Life
Separate Account - Legacy Builder Plus
Year Ended December 31, 2001

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                              Financial Statements

                          Year Ended December 31, 2001




                                    Contents

Report of Independent Auditors................................................1

Financial Statements

Statements of Assets and Liabilities..........................................3
Statements of Operations.....................................................19
Statements of Changes in Net Assets..........................................31
Notes to Financial Statements................................................43

                        Report of Independent Auditors

The Board of Directors and Contract Owners of Legacy Builder Plus,
Transamerica Life Insurance Company

We have audited the accompanying statements of assets and liabilities of certain subaccounts of the Legacy Builder Variable Life Separate Account, formerly PFL Legacy Builder Variable Life Separate Account (comprised of the AIM V.I. Capital Appreciation, AIM V.I. Government Securities, AIM V.I. Growth and Income, AIM V.I. Value, Dreyfus Stock Index Fund, Dreyfus VIF - Money Market, Dreyfus VIF - Small Company Stock, MFS Emerging Growth, MFS Research, MFS Total Return, MFS Utilities, Oppenheimer Global Securities, Oppenheimer Capital Appreciation, Oppenheimer Main Street Growth & Income, Oppenheimer High Income, Oppenheimer Strategic Bond, Van Kampen Emerging Growth, Janus Global, Janus Growth, Transamerica VIF Growth, Fidelity - VIP Equity-Income, Fidelity - VIP Growth, Fidelity - VIP High Income, Fidelity - VIP II Contrafund(R), Fidelity - VIP II Investment Grade Bond, Fidelity - VIP III Growth & Income, Fidelity - VIP III Balanced, and Fidelity - VIP III Mid Cap subaccounts), which are available for investment by contract owners of Legacy Builder Plus, as of December 31, 2001, and the related statements of operations and changes in net assets for the periods then ended as indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2001, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Legacy Builder Variable Life Separate Account which are available for investment by contract owners of Legacy Builder Plus at December 31, 2001, and the results of their operations and changes in their net assets for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Des Moines, Iowa
February 1, 2002

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                      Statements of Assets and Liabilities

                                December 31, 2001

                                                                  AIM V.I.
                                                                  Capital
                                                                Appreciation
                                                                 Subaccount
                                                             -------------------
Assets
Cash                                                              $     -
Investments in mutual funds, at current market value:
   AIM Variable Insurance Funds:
     AIM V.I. Capital Appreciation Fund                            64,893
     AIM V.I. Government Securities Fund                                -
     AIM V.I. Growth and Income Fund                                    -
     AIM V.I. Value Fund                                                -
   Dreyfus Stock Index Fund                                             -
   Dreyfus Variable Investment Fund:
     Dreyfus VIF - Money Market Portfolio                               -
     Dreyfus VIF - Small Company Stock Portfolio                        -
   MFS(R) Variable Insurance Trust:
     MFS Emerging Growth Series                                         -
     MFS Research Series                                                -
     MFS Total Return Series                                            -
     MFS Utilities Series                                               -
   Oppenheimer Variable Account Funds:
     Oppenheimer Global Securities Fund/VA                              -
     Oppenheimer Capital Appreciation Fund/VA                           -
     Oppenheimer Main Street Growth & Income Fund/VA                    -
     Oppenheimer High Income Fund/VA                                    -
     Oppenheimer Strategic Bond Fund/VA                                 -
   AEGON/Transamerica Series Fund, Inc.:
     Van Kampen Emerging Growth                                         -
     Janus Global                                                       -
     Janus Growth                                                       -
   Transamerica Variable Insurance Fund, Inc.:
     Transamerica VIF Growth Portfolio                                  -
   Variable Insurance Products Fund (VIP):
     Fidelity - VIP Equity-Income Portfolio                             -
     Fidelity - VIP Growth Portfolio                                    -
     Fidelity - VIP High Income Portfolio                               -
   Variable Insurance Products Fund II (VIP II):
     Fidelity - VIP II Contrafund(R) Portfolio                          -
     Fidelity - VIP II Investment Grade Bond Portfolio                  -
   Variable Insurance Products Fund III (VIP III):
     Fidelity - VIP III Growth & Income Portfolio                       -
     Fidelity - VIP III Balanced Portfolio                              -
     Fidelity - VIP III Mid Cap Portfolio                               -
                                                             -------------------
Total investments in mutual funds                                  64,893
                                                             -------------------
Total assets                                                       64,893

     AIM V.I.          AIM V.I.                                                          Dreyfus VIF -
    Government       Growth and          AIM V.I.       Dreyfus Stock   Dreyfus VIF -    Small Company
    Securities         Income             Value          Index Fund      Money Market        Stock
    Subaccount       Subaccount         Subaccount       Subaccount       Subaccount      Subaccount
-----------------------------------------------------------------------------------------------------------
      $    -            $     -           $      4        $     2           $     1          $     -


           -                  -                  -              -                 -                -
       8,474                  -                  -              -                 -                -
           -             81,431                  -              -                 -                -
           -                  -            167,670              -                 -                -
           -                  -                  -         60,351                 -                -

           -                  -                  -              -            58,404                -
           -                  -                  -              -                 -           34,628

           -                  -                  -              -                 -                -
           -                  -                  -              -                 -                -
           -                  -                  -              -                 -                -
           -                  -                  -              -                 -                -

           -                  -                  -              -                 -                -
           -                  -                  -              -                 -                -
           -                  -                  -              -                 -                -
           -                  -                  -              -                 -                -
           -                  -                  -              -                 -                -

           -                  -                  -              -                 -                -
           -                  -                  -              -                 -                -
           -                  -                  -              -                 -                -

           -                  -                  -              -                 -                -

           -                  -                  -              -                 -                -
           -                  -                  -              -                 -                -
           -                  -                  -              -                 -                -

           -                  -                  -              -                 -                -
           -                  -                  -              -                 -                -

           -                  -                  -              -                 -                -
           -                  -                  -              -                 -                -
           -                  -                  -              -                 -                -
-----------------------------------------------------------------------------------------------------------
       8,474             81,431            167,670         60,351            58,404           34,628
-----------------------------------------------------------------------------------------------------------
       8,474             81,431            167,674         60,353            58,405           34,628

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                Statements of Assets and Liabilities (continued)



                                                                AIM V.I.
                                                                Capital
                                                              Appreciation
                                                               Subaccount
                                                           -------------------
Liabilities
Contract terminations payable                                   $ 8,363
                                                           -------------------
                                                                $56,530
                                                           ===================

Net assets:
   Deferred annuity contracts terminable by owners              $56,530
                                                           -------------------
Total net assets                                                $56,530
                                                           ===================

Accumulation units outstanding                                 88,361.164
                                                           ===================
Accumulation unit value                                        $0.639759
                                                           ===================


See accompanying notes.

    AIM V.I.          AIM V.I.                                                                  Dreyfus VIF -
   Government       Growth and             AIM V.I.       Dreyfus Stock    Dreyfus VIF -        Small Company
   Securities         Income                Value          Index Fund       Money Market            Stock
   Subaccount       Subaccount            Subaccount       Subaccount        Subaccount          Subaccount
---------------------------------------------------------------------------------------------------------------------
      $    -           $ 9,025              $      -          $     -             $     -            $     -
---------------------------------------------------------------------------------------------------------------------
      $8,474           $72,406              $167,674          $60,353             $58,405            $34,628
=====================================================================================================================


      $8,474           $72,406              $167,674          $60,353             $58,405            $34,628
---------------------------------------------------------------------------------------------------------------------
      $8,474           $72,406              $167,674          $60,353             $58,405            $34,628
=====================================================================================================================

   7,326.704       111,586.949           231,744.418       72,614.467          54,095.481         33,533.537
=====================================================================================================================
   $1.156533         $0.648871             $0.723528        $0.831148           $1.079662          $1.032623
=====================================================================================================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                Statements of Assets and Liabilities (continued)




                                                                MFS Emerging
                                                                   Growth
                                                                 Subaccount
                                                             -------------------
Assets
Cash                                                               $     7
Investments in mutual funds, at current market value:
   AIM Variable Insurance Funds:
     AIM V.I. Capital Appreciation Fund                                  -
     AIM V.I. Government Securities Fund                                 -
     AIM V.I. Growth and Income Fund                                     -
     AIM V.I. Value Fund                                                 -
   Dreyfus Stock Index Fund                                              -
   Dreyfus Variable Investment Fund:
     Dreyfus VIF - Money Market Portfolio                                -
     Dreyfus VIF - Small Company Stock Portfolio                         -
   MFS(R) Variable Insurance Trust:
     MFS Emerging Growth Series                                     83,511
     MFS Research Series                                                 -
     MFS Total Return Series                                             -
     MFS Utilities Series                                                -
   Oppenheimer Variable Account Funds:
     Oppenheimer Global Securities Fund/VA                               -
     Oppenheimer Capital Appreciation Fund/VA                            -
     Oppenheimer Main Street Growth & Income Fund/VA                     -
     Oppenheimer High Income Fund/VA                                     -
     Oppenheimer Strategic Bond Fund/VA                                  -
   AEGON/Transamerica Series Fund, Inc.:
     Van Kampen Emerging Growth                                          -
     Janus Global                                                        -
     Janus Growth                                                        -
   Transamerica Variable Insurance Fund, Inc.:
     Transamerica VIF Growth Portfolio                                   -
   Variable Insurance Products Fund (VIP):
     Fidelity - VIP Equity-Income Portfolio                              -
     Fidelity - VIP Growth Portfolio                                     -
     Fidelity - VIP High Income Portfolio                                -
   Variable Insurance Products Fund II (VIP II):
     Fidelity - VIP II Contrafund(R) Portfolio                           -
     Fidelity - VIP II Investment Grade Bond Portfolio                   -
   Variable Insurance Products Fund III (VIP III):
     Fidelity - VIP III Growth & Income Portfolio                        -
     Fidelity - VIP III Balanced Portfolio                               -
     Fidelity - VIP III Mid Cap Portfolio                                -
                                                             -------------------
Total investments in mutual funds                                   83,511
                                                             -------------------
Total assets                                                        83,518

                                                                                                   Oppenheimer
                                                              Oppenheimer       Oppenheimer        Main Street
                       MFS Total                                Global            Capital           Growth &
   MFS Research         Return            MFS Utilities        Securities       Appreciation         Income
    Subaccount        Subaccount            Subaccount         Subaccount        Subaccount        Subaccount
-------------------------------------------------------------------------------------------------------------------

     $     5            $      -              $      5           $      -            $     4          $      4


           -                   -                     -                  -                  -                 -
           -                   -                     -                  -                  -                 -
           -                   -                     -                  -                  -                 -
           -                   -                     -                  -                  -                 -
           -                   -                     -                  -                  -                 -

           -                   -                     -                  -                  -                 -
           -                   -                     -                  -                  -                 -

           -                   -                     -                  -                  -                 -
      99,634                   -                     -                  -                  -                 -
           -             180,141                     -                  -                  -                 -
           -                   -               113,750                  -                  -                 -

           -                   -                     -            120,102                  -                 -
           -                   -                     -                  -             96,333                 -
           -                   -                     -                  -                  -           179,050
           -                   -                     -                  -                  -                 -
           -                   -                     -                  -                  -                 -

           -                   -                     -                  -                  -                 -
           -                   -                     -                  -                  -                 -
           -                   -                     -                  -                  -                 -

           -                   -                     -                  -                  -                 -

           -                   -                     -                  -                  -                 -
           -                   -                     -                  -                  -                 -
           -                   -                     -                  -                  -                 -

           -                   -                     -                  -                  -                 -
           -                   -                     -                  -                  -                 -

           -                   -                     -                  -                  -                 -
           -                   -                     -                  -                  -                 -
           -                   -                     -                  -                  -                 -
-------------------------------------------------------------------------------------------------------------------
      99,634             180,141               113,750            120,102             96,333           179,050
-------------------------------------------------------------------------------------------------------------------
      99,639             180,141               113,755            120,102             96,337           179,054

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                Statements of Assets and Liabilities (continued)





                                                             MFS Emerging
                                                                Growth
                                                              Subaccount
                                                          -------------------
Liabilities
Contract terminations payable                                   $     -
                                                          -------------------
                                                                $83,518
                                                          ===================

Net assets:
   Deferred annuity contracts terminable by owners              $83,518
                                                          -------------------
Total net assets                                                $83,518
                                                          ===================

Accumulation units outstanding                               164,507.298
                                                          ===================
Accumulation unit value                                       $0.507684
                                                          ===================


See accompanying notes.

                                                                                                     Oppenheimer
                                                              Oppenheimer        Oppenheimer         Main Street
                       MFS Total                                Global             Capital             Growth &
   MFS Research          Return          MFS Utilities         Securities        Appreciation           Income
    Subaccount         Subaccount          Subaccount          Subaccount         Subaccount          Subaccount
 --------------------------------------------------------------------------------------------------------------------

        $     -           $      1            $      -           $ 10,087            $     -            $      -
 --------------------------------------------------------------------------------------------------------------------
        $99,639           $180,140            $113,755           $110,015            $96,337            $179,054
 ====================================================================================================================


        $99,639           $180,140            $113,755           $110,015            $96,337            $179,054
 --------------------------------------------------------------------------------------------------------------------
        $99,639           $180,140            $113,755           $110,015            $96,337            $179,054
 ====================================================================================================================

    133,594.783        148,589.911         152,405.675        134,399.817        115,526.683         209,705.139
 ====================================================================================================================
      $0.745828          $1.212328           $0.746393          $0.818566          $0.833894           $0.853839
 ====================================================================================================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                Statements of Assets and Liabilities (continued)


                                                                                             Oppenheimer
                                                                                             High Income
                                                                                             Subaccount
                                                                                        -------------------
Assets
Cash                                                                                          $     -
Investments in mutual funds, at current market value:
   AIM Variable Insurance Funds:
     AIM V.I. Capital Appreciation Fund                                                             -
     AIM V.I. Government Securities Fund                                                            -
     AIM V.I. Growth and Income Fund                                                                -
     AIM V.I. Value Fund                                                                            -
   Dreyfus Stock Index Fund                                                                         -
   Dreyfus Variable Investment Fund:
     Dreyfus VIF - Money Market Portfolio                                                           -
     Dreyfus VIF - Small Company Stock Portfolio                                                    -
   MFS(R) Variable Insurance Trust:
     MFS Emerging Growth Series                                                                     -
     MFS Research Series                                                                            -
     MFS Total Return Series                                                                        -
     MFS Utilities Series                                                                           -
   Oppenheimer Variable Account Funds:
     Oppenheimer Global Securities Fund/VA                                                          -
     Oppenheimer Capital Appreciation Fund/VA                                                       -
     Oppenheimer Main Street Growth & Income Fund/VA                                                -
     Oppenheimer High Income Fund/VA                                                           25,500
     Oppenheimer Strategic Bond Fund/VA                                                             -
   AEGON/Transamerica Series Fund, Inc.:
     Van Kampen Emerging Growth                                                                     -
     Janus Global                                                                                   -
     Janus Growth                                                                                   -
   Transamerica Variable Insurance Fund, Inc.:
     Transamerica VIF Growth Portfolio                                                              -
   Variable Insurance Products Fund (VIP):
     Fidelity - VIP Equity-Income Portfolio                                                         -
     Fidelity - VIP Growth Portfolio                                                                -
     Fidelity - VIP High Income Portfolio                                                           -
   Variable Insurance Products Fund II (VIP II):
     Fidelity - VIP II Contrafund(R) Portfolio                                                      -
     Fidelity - VIP II Investment Grade Bond Portfolio                                              -
   Variable Insurance Products Fund III (VIP III):
     Fidelity - VIP III Growth & Income Portfolio                                                   -
     Fidelity - VIP III Balanced Portfolio                                                          -
     Fidelity - VIP III Mid Cap Portfolio                                                           -
                                                                                        -------------------
Total investments in mutual funds                                                              25,500
                                                                                        -------------------
Total assets                                                                                   25,500

                        Van Kampen                                                             Fidelity -
   Oppenheimer           Emerging         Janus             Janus          Transamerica        VIP Equity-
  Strategic Bond          Growth          Global            Growth          VIF Growth           Income
    Subaccount          Subaccount      Subaccount        Subaccount        Subaccount         Subaccount
-----------------------------------------------------------------------------------------------------------
     $     -            $      -           $  -           $     9          $      3           $      2


           -                   -              -                 -                 -                  -
           -                   -              -                 -                 -                  -
           -                   -              -                 -                 -                  -
           -                   -              -                 -                 -                  -
           -                   -              -                 -                 -                  -

           -                   -              -                 -                 -                  -
           -                   -              -                 -                 -                  -

           -                   -              -                 -                 -                  -
           -                   -              -                 -                 -                  -
           -                   -              -                 -                 -                  -
           -                   -              -                 -                 -                  -

           -                   -              -                 -                 -                  -
           -                   -              -                 -                 -                  -
           -                   -              -                 -                 -                  -
           -                   -              -                 -                 -                  -
      41,945                   -              -                 -                 -                  -

           -             110,386              -                 -                 -                  -
           -                   -            543                 -                 -                  -
           -                   -              -            66,491                 -                  -

           -                   -              -                 -           110,670                  -

           -                   -              -                 -                 -            107,033
           -                   -              -                 -                 -                  -
           -                   -              -                 -                 -                  -

           -                   -              -                 -                 -                  -
           -                   -              -                 -                 -                  -

           -                   -              -                 -                 -                  -
           -                   -              -                 -                 -                  -
           -                   -              -                 -                 -                  -
-----------------------------------------------------------------------------------------------------------
      41,945             110,386            543            66,491           110,670            107,033
-----------------------------------------------------------------------------------------------------------
      41,945             110,386            543            66,500           110,673            107,035

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                Statements of Assets and Liabilities (continued)




                                                             Oppenheimer
                                                             High Income
                                                              Subaccount
                                                         -------------------
Liabilities
Contract terminations payable                                $       -
                                                         -------------------
                                                             $  25,500
                                                         ===================

Net assets:
   Deferred annuity contracts terminable by owners           $  25,500
                                                         -------------------
Total net assets                                             $  25,500
                                                         ===================

Accumulation units outstanding                              26,397.286
                                                         ===================
Accumulation unit value                                      $0.966013
                                                         ===================

See accompanying notes.

                         Van Kampen                                                                  Fidelity -
   Oppenheimer            Emerging           Janus             Janus             Transamerica        VIP Equity-
  Strategic Bond           Growth            Global            Growth             VIF Growth           Income
    Subaccount           Subaccount         Subaccount        Subaccount          Subaccount          Subaccount
---------------------------------------------------------------------------------------------------------------------
   $       -             $   6,859        $       -           $       -             $       -          $       -
---------------------------------------------------------------------------------------------------------------------
   $  41,945             $ 103,527        $     543           $  66,500             $ 110,673          $ 107,035
=====================================================================================================================


   $  41,945             $ 103,527        $     543           $  66,500             $ 110,673          $ 107,035
---------------------------------------------------------------------------------------------------------------------
   $  41,945             $ 103,527        $     543           $  66,500             $ 110,673          $ 107,035
=====================================================================================================================

  39,612.971           207,737.270          957.714         136,285.198           162,239.579        104,496.164
=====================================================================================================================
   $1.058869             $0.498357        $0.566549           $0.487948             $0.682158          $1.024296
=====================================================================================================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                Statements of Assets and Liabilities (continued)



                                                                                            Fidelity -
                                                                                            VIP Growth
                                                                                            Subaccount
                                                                                        -------------------
Assets
Cash                                                                                          $      -
Investments in mutual funds, at current market value:
   AIM Variable Insurance Funds:
     AIM V.I. Capital Appreciation Fund                                                              -
     AIM V.I. Government Securities Fund                                                             -
     AIM V.I. Growth and Income Fund                                                                 -
     AIM V.I. Value Fund                                                                             -
   Dreyfus Stock Index Fund                                                                          -
   Dreyfus Variable Investment Fund:
     Dreyfus VIF - Money Market Portfolio                                                            -
     Dreyfus VIF - Small Company Stock Portfolio                                                     -
   MFS(R)Variable Insurance Trust:
     MFS Emerging Growth Series                                                                      -
     MFS Research Series                                                                             -
     MFS Total Return Series                                                                         -
     MFS Utilities Series                                                                            -
   Oppenheimer Variable Account Funds:
     Oppenheimer Global Securities Fund/VA                                                           -
     Oppenheimer Capital Appreciation Fund/VA                                                        -
     Oppenheimer Main Street Growth & Income Fund/VA                                                 -
     Oppenheimer High Income Fund/VA                                                                 -
     Oppenheimer Strategic Bond Fund/VA                                                              -
   AEGON/Transamerica Series Fund, Inc.:
     Van Kampen Emerging Growth                                                                      -
     Janus Global                                                                                    -
     Janus Growth                                                                                    -
   Transamerica Variable Insurance Fund, Inc.:
     Transamerica VIF Growth Portfolio                                                               -
   Variable Insurance Products Fund (VIP):
     Fidelity - VIP Equity-Income Portfolio                                                          -
     Fidelity - VIP Growth Portfolio                                                           125,573
     Fidelity - VIP High Income Portfolio                                                            -
   Variable Insurance Products Fund II (VIP II):
     Fidelity - VIP II Contrafund(R)Portfolio                                                        -
     Fidelity - VIP II Investment Grade Bond Portfolio                                               -
   Variable Insurance Products Fund III (VIP III):
     Fidelity - VIP III Growth & Income Portfolio                                                    -
     Fidelity - VIP III Balanced Portfolio                                                           -
     Fidelity - VIP III Mid Cap Portfolio                                                            -
                                                                                        -------------------
Total investments in mutual funds                                                              125,573
                                                                                        -------------------
Total assets                                                                                   125,573

                                         Fidelity -        Fidelity -
      Fidelity -       Fidelity -          VIP II           VIP III         Fidelity -      Fidelity -
      VIP High          VIP II           Investment         Growth &         VIP III         VIP III
       Income        Contrafund(R)       Grade Bond          Income          Balanced        Mid Cap
     Subaccount       Subaccount         Subaccount        Subaccount       Subaccount      Subaccount
-----------------------------------------------------------------------------------------------------------
      $    -           $     -           $     -          $     1           $     -          $     -


           -                 -                 -                -                 -                -
           -                 -                 -                -                 -                -
           -                 -                 -                -                 -                -
           -                 -                 -                -                 -                -
           -                 -                 -                -                 -                -

           -                 -                 -                -                 -                -
           -                 -                 -                -                 -                -

           -                 -                 -                -                 -                -
           -                 -                 -                -                 -                -
           -                 -                 -                -                 -                -
           -                 -                 -                -                 -                -

           -                 -                 -                -                 -                -
           -                 -                 -                -                 -                -
           -                 -                 -                -                 -                -
           -                 -                 -                -                 -                -
           -                 -                 -                -                 -                -

           -                 -                 -                -                 -                -
           -                 -                 -                -                 -                -
           -                 -                 -                -                 -                -

           -                 -                 -                -                 -                -

           -                 -                 -                -                 -                -
           -                 -                 -                -                 -                -
       6,104                 -                 -                -                 -                -

           -            39,190                 -                -                 -                -
           -                 -            70,261                -                 -                -

           -                 -                 -           11,179                 -                -
           -                 -                 -                -            27,916                -
           -                 -                 -                -                 -           72,949
-----------------------------------------------------------------------------------------------------------
       6,104            39,190            70,261           11,179            27,916           72,949
-----------------------------------------------------------------------------------------------------------
       6,104            39,190            70,261           11,180            27,916           72,949

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                Statements of Assets and Liabilities (continued)





                                                              Fidelity -
                                                              VIP Growth
                                                              Subaccount
                                                          -------------------
Liabilities
Contract terminations payable                                 $    9,225
                                                          -------------------
                                                              $  116,348
                                                          ===================

Net assets:
   Deferred annuity contracts terminable by owners            $  116,348
                                                          -------------------
Total net assets                                              $  116,348
                                                          ===================

Accumulation units outstanding                              168,105.808
                                                          ===================
Accumulation unit value                                       $0.692112
                                                          ===================

See accompanying notes.


                                           Fidelity -          Fidelity -
     Fidelity -       Fidelity -             VIP II             VIP III             Fidelity -        Fidelity -
     VIP High          VIP II              Investment           Growth &             VIP III           VIP III
      Income         Contrafund(R)         Grade Bond           Income               Balanced          Mid Cap
    Subaccount        Subaccount           Subaccount          Subaccount           Subaccount        Subaccount
---------------------------------------------------------------------------------------------------------------------
   $       -           $       -           $       3            $       -           $       -          $       1
---------------------------------------------------------------------------------------------------------------------
   $   6,104           $  39,190           $  70,258            $  11,180           $  27,916          $  72,948
=====================================================================================================================


   $   6,104           $  39,190           $  70,258            $  11,180           $  27,916          $  72,948
---------------------------------------------------------------------------------------------------------------------
   $   6,104           $  39,190           $  70,258            $  11,180           $  27,916          $  72,948
=====================================================================================================================

   8,666.933          48,690.524          60,309.062           12,579.366          29,787.272         68,051.620
=====================================================================================================================
   $0.704319           $0.804885           $1.164972            $0.888723           $0.937183          $1.071945
=====================================================================================================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                            Statements of Operations

          Year Ended December 31, 2001 and the Period February 11, 2000 (Commencement of Operations) Through December 31, 2000, Except as Noted

                                                    AIM V.I. Capital             AIM V.I. Government
                                                 Appreciation Subaccount        Securities Subaccount
                                            ------------------------------- -------------------------------
                                                 2001           2000             2001           2000
                                            ------------------------------- -------------------------------
Net investment income (loss)
Income:
   Dividends                                   $      -       $      -       $    103       $     49
Expenses:
   Administrative, mortality and expense
     risk charges                                   394            100             10              6
                                            ------------------------------- -------------------------------
Net investment income (loss)                       (394)          (100)            93             43

Net realized and unrealized capital gains
   (losses) on investments
Net realized capital gains (losses) on
   investments:
     Realized gain distributions                  4,547          1,466              -              -
     Proceeds from sales                         25,429         31,288             24          1,003
     Cost of investments sold                    32,476         35,518             22            994
                                            ------------------------------- -------------------------------
Net realized capital gains (losses) on
   investments                                   (2,500)        (2,764)             2              9

Net change in unrealized appreciation/
   depreciation of investments:
     Beginning of the period                     (7,863)             -             40              -
     End of the period                          (18,337)        (7,863)            21             40
                                            ------------------------------- -------------------------------
Net change in unrealized
   appreciation/depreciation of investments     (10,474)        (7,863)           (19)            40
                                            ------------------------------- -------------------------------
Net realized and unrealized capital gains
   (losses) on investments                      (12,974)       (10,627)           (17)            49
                                            ------------------------------- -------------------------------
Increase (decrease) in net assets from
   operations                                  $(13,368)      $(10,727)      $     76       $     92
                                            =============================== ===============================

(1)  Commencement of operations, May 1, 2000.

See accompanying notes.


       AIM V.I. Growth and                       AIM V.I.                     Dreyfus Stock Index
        Income Subaccount                    Value Subaccount                   Fund Subaccount
----------------------------------- ---------------------------------- -----------------------------------
      2001             2000               2001             2000              2001             2000
----------------------------------- ---------------------------------- -----------------------------------

    $     36           $    23           $    223          $    51           $   585         $   189


         455                23              1,074               61               373              97
----------------------------------- ---------------------------------- -----------------------------------
        (419)                -               (851)             (10)              212              92





           -               506              3,384            1,762               314             865
       4,820             1,052             31,194            5,659            24,411           5,808
       6,396             1,069             38,553            6,147            27,340           5,966
----------------------------------- ---------------------------------- -----------------------------------

      (1,576)              489             (3,975)           1,274            (2,615)            707



      (1,421)                -             (3,463)               -            (3,937)              -
     (14,622)           (1,421)           (18,070)          (3,463)           (7,559)         (3,937)
----------------------------------- ---------------------------------- -----------------------------------

     (13,201)           (1,421)           (14,607)          (3,463)           (3,622)         (3,937)
----------------------------------- ---------------------------------- -----------------------------------

     (14,777)             (932)           (18,582)          (2,189)           (6,237)         (3,230)
----------------------------------- ---------------------------------- -----------------------------------

    $(15,196)          $  (932)          $(19,433)         $(2,199)          $(6,025)        $(3,138)
=================================== ================================== ===================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                      Statements of Operations (continued)


                                                  Dreyfus VIF - Money            Dreyfus VIF - Small
                                                    Market Subaccount           Company Stock Subaccount
                                            ------------------------------- -------------------------------
                                                 2001           2000             2001           2000
                                            ------------------------------- -------------------------------
Net investment income (loss)
Income:
   Dividends                                     $1,351        $   138         $      11       $     2
Expenses:
   Administrative, mortality and expense
     risk charges                                   283             17               173            14
                                            ------------------------------- -------------------------------
Net investment income (loss)                      1,068            121              (162)          (12)

Net realized and unrealized capital gains
   (losses) on investments
Net realized capital gains (losses) on
   investments:
     Realized gain distributions                      -              -                 -             -
     Proceeds from sales                          3,180          1,033            10,931         5,424
     Cost of investments sold                     3,180          1,030            11,087         5,544
                                            ------------------------------- -------------------------------
Net realized capital gains (losses) on
   investments                                        -              3              (156)         (120)

Net change in unrealized appreciation/
   depreciation of investments:
     Beginning of the period                          -              -               (15)            -
     End of the period                                -              -               405           (15)
                                            ------------------------------- -------------------------------
Net change in unrealized
   appreciation/depreciation of investments           -              -               420           (15)
                                            ------------------------------- -------------------------------
Net realized and unrealized capital gains
   (losses) on investments                            -              3               264          (135)
                                            ------------------------------- -------------------------------
Increase (decrease) in net assets from
   operations                                    $1,068        $   124         $     102       $  (147)
                                            =============================== ===============================

(1)  Commencement of operations, May 1, 2000.

See accompanying notes.


           MFS Emerging                        MFS Research                     MFS Total Return
        Growth Subaccount                       Subaccount                         Subaccount
----------------------------------- ---------------------------------- -----------------------------------
      2001             2000               2001             2000              2001             2000
----------------------------------- ---------------------------------- -----------------------------------

    $      -          $      -           $      9          $     -         $ 1,600         $   26


         583               161                536               43             862             29
----------------------------------- ---------------------------------- -----------------------------------

        (583)             (161)              (527)             (43)            738             (3)




       4,836               761              8,595               65           2,363             25
      36,886            17,004              7,645            1,127          18,793          1,522
      63,171            16,440             10,720            1,118          18,554          1,469
----------------------------------- ---------------------------------- -----------------------------------

     (21,449)            1,325              5,520               74           2,602             78



     (13,743)                -             (2,299)               -             913              -
     (21,604)          (13,743)           (22,470)          (2,299)         (2,941)           913
----------------------------------- ---------------------------------- -----------------------------------

      (7,861)          (13,743)           (20,171)          (2,299)         (3,854)           913
----------------------------------- ---------------------------------- -----------------------------------

     (29,310)          (12,418)           (14,651)          (2,225)         (1,252)           991
----------------------------------- ---------------------------------- -----------------------------------

    $(29,893)         $(12,579)          $(15,178)         $(2,268)        $  (514)        $  988
=================================== ================================== ===================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                      Statements of Operations (continued)


                                                                                 Oppenheimer Global
                                               MFS Utilities Subaccount         Securities Subaccount
                                            ------------------------------- -------------------------------
                                                 2001           2000             2001           2000
                                            ------------------------------- -------------------------------
Net investment income (loss)
Income:
   Dividends                                   $  2,800        $    10         $    403        $     2
Expenses:
   Administrative, mortality and expense
     risk charges                                   583             35              575             26
                                            ------------------------------- -------------------------------
Net investment income (loss)                      2,217            (25)            (172)           (24)

Net realized and unrealized capital gains
   (losses) on investments
Net realized capital gains (losses) on
   investments:
     Realized gain distributions                  7,344             73            7,478            134
     Proceeds from sales                         37,472          1,713           77,685          6,014
     Cost of investments sold                    42,143          1,814           91,254          6,286
                                            ------------------------------- -------------------------------
Net realized capital gains (losses) on
   investments                                    2,673            (28)          (6,091)          (138)

Net change in unrealized appreciation/
   depreciation of investments:
     Beginning of the period                        334              -              704              -
     End of the period                          (26,064)           334           (1,154)           704
                                            ------------------------------- -------------------------------
Net change in unrealized
   appreciation/depreciation of investments     (26,398)           334           (1,858)           704
                                            ------------------------------- -------------------------------
Net realized and unrealized capital gains
   (losses) on investments                      (23,725)           306           (7,949)           566
                                            ------------------------------- -------------------------------
Increase (decrease) in net assets from
   operations                                  $(21,508)       $   281         $ (8,121)       $   542
                                            =============================== ===============================

(1)  Commencement of operations, May 1, 2000.

See accompanying notes.


      Oppenheimer Capital                 Oppenheimer Main Street              Oppenheimer High
     Appreciation Subaccount             Growth & Income Subaccount            Income Subaccount
----------------------------------- ------------------------------------ ---------------------------------
      2001             2000               2001             2000              2001             2000
----------------------------------- ------------------------------------ ---------------------------------

    $    319           $     1           $    523          $     4         $   1,655         $   100


         580                22              1,015               33               164              17
----------------------------------- ------------------------------------ ---------------------------------

        (261)              (21)              (492)             (29)            1,491              83




       4,782                65                  -               52                 -               -
      49,331             2,994             59,758            1,471            14,029           1,242
      63,018             3,131             68,331            1,529            15,251           1,291
----------------------------------- ------------------------------------ ---------------------------------

      (8,905)              (72)            (8,573)              (6)           (1,222)            (49)



        (618)                -             (1,520)               -              (206)              -
      (3,930)             (618)            (5,294)          (1,520)           (1,055)           (206)
----------------------------------- ------------------------------------ ---------------------------------

      (3,312)             (618)            (3,774)          (1,520)             (849)           (206)
----------------------------------- ------------------------------------ ---------------------------------

     (12,217)             (690)           (12,347)          (1,526)           (2,071)           (255)
----------------------------------- ------------------------------------ ---------------------------------

    $(12,478)          $  (711)          $(12,839)         $(1,555)        $    (580)        $  (172)
=================================== ==================================== =================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                      Statements of Operations (continued)



                                               Oppenheimer Strategic             Van Kampen Emerging
                                                   Bond Subaccount                Growth Subaccount
                                            ------------------------------- -------------------------------
                                                 2001           2000             2001           2000
                                            ------------------------------- -------------------------------
Net investment income (loss)
Income:
   Dividends                                  $     645       $     80          $     66      $  8,596
Expenses:
   Administrative, mortality and expense
     risk charges                                   182              6               592            66
                                            ------------------------------- -------------------------------
Net investment income (loss)                        463             74              (526)        8,530

Net realized and unrealized capital gains
   (losses) on investments
Net realized capital gains (losses) on
   investments:
     Realized gain distributions                    134              -             1,400            25
     Proceeds from sales                         32,983          1,227            31,512         7,292
     Cost of investments sold                    33,954          1,244            51,572        10,668
                                            ------------------------------- -------------------------------
Net realized capital gains (losses) on
   investments                                     (837)           (17)          (18,660)       (3,351)

Net change in unrealized appreciation/
   depreciation of investments:
     Beginning of the period                        (43)             -           (12,331)            -
     End of the period                              528            (43)          (19,118)      (12,331)
                                            ------------------------------- -------------------------------
Net change in unrealized
   appreciation/depreciation of investments         571            (43)           (6,787)      (12,331)
                                            ------------------------------- -------------------------------
Net realized and unrealized capital gains
   (losses) on investments                         (266)           (60)          (25,447)      (15,682)
                                            ------------------------------- -------------------------------
Increase (decrease) in net assets from
   operations                                 $     197       $     14          $(25,973)     $ (7,152)
                                            =============================== ===============================


(1)  Commencement of operations, May 1, 2000.

See accompanying notes.


                                                                                Transamerica VIF
     Janus Global Subaccount             Janus Growth Subaccount               Growth Subaccount
----------------------------------  ----------------------------------  ----------------------------------
      2001             2000               2001             2000              2001           2000 (1)
----------------------------------  ----------------------------------  ----------------------------------
     $   5           $   165            $      -         $  9,992          $      -         $     -


         4                 6                 527              123               539              10
----------------------------------  ----------------------------------  ----------------------------------
         1               159                (527)           9,869              (539)            (10)





         -                16               2,641               32             1,680             525
        11             1,026               4,212            3,292            31,906              26
        25               996               8,006            3,734            34,675              30
----------------------------------  ----------------------------------  ----------------------------------

       (14)               46              (1,153)            (410)           (1,089)            521



      (480)                -             (25,568)               -            (1,206)              -
      (635)             (480)            (50,122)         (25,568)           (7,374)         (1,206)
----------------------------------  ----------------------------------  ----------------------------------

      (155)             (480)            (24,554)         (25,568)           (6,168)         (1,206)
----------------------------------  ----------------------------------  ----------------------------------

      (169)             (434)            (25,707)         (25,978)           (7,257)           (685)
----------------------------------  ----------------------------------  ----------------------------------

     $(168)          $  (275)           $(26,234)        $(16,109)         $ (7,796)        $  (695)
==================================  ==================================  ==================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                      Statements of Operations (continued)


                                                Fidelity - VIP Equity-               Fidelity - VIP
                                                   Income Subaccount               Growth Subaccount
                                            ------------------------------  ------------------------------
                                                 2001         2000 (1)           2001         2000 (1)
                                            ------------------------------  ------------------------------
Net investment income (loss)
Income:
   Dividends                                    $   105           $  -           $     44      $     -
Expenses:
   Administrative, mortality and expense
     risk charges                                   495              5                764           60
                                            ------------------------------  ------------------------------
Net investment income (loss)                       (390)            (5)              (720)         (60)

Net realized and unrealized capital gains
   (losses) on investments
Net realized capital gains (losses) on
   investments:
     Realized gain distributions                    303              -              4,124            -
     Proceeds from sales                          6,314             13             36,876        6,679
     Cost of investments sold                     6,843             13             45,690        7,534
                                            ------------------------------  ------------------------------
Net realized capital gains (losses) on
   investments                                     (226)             -             (4,690)        (855)

Net change in unrealized appreciation/
   depreciation of investments:
     Beginning of the period                        108              -             (2,626)           -
     End of the period                           (2,789)           108            (13,788)      (2,626)
                                            ------------------------------  ------------------------------
Net change in unrealized
   appreciation/depreciation of investments      (2,897)           108            (11,162)      (2,626)
                                            ------------------------------  ------------------------------
Net realized and unrealized capital gains
   (losses) on investments                       (3,123)           108            (15,852)      (3,481)
                                            ------------------------------  ------------------------------
Increase (decrease) in net assets from
   operations                                   $(3,513)          $103           $(16,572)     $(3,541)
                                            ==============================  ==============================

(1)  Commencement of operations, May 1, 2000.

See accompanying notes.


       Fidelity - VIP High                  Fidelity - VIP II             Fidelity - VIP II Investment
        Income Subaccount                 Contrafund(R) Subaccount             Grade Bond Subaccount
----------------------------------  ----------------------------------  ---------------------------------
      2001           2000 (1)             2001           2000 (1)            2001           2000 (1)
----------------------------------  ----------------------------------  ---------------------------------
    $   517           $   -             $    142          $     -          $    233          $   -


         37               5                  271               24               357              6
----------------------------------  ----------------------------------  ---------------------------------
        480              (5)                (129)             (24)             (124)            (6)





          -               -                  531                -                 -              -
      1,409              12               22,553            4,463            16,429            246
      1,913              13               25,373            4,633            15,977            231
----------------------------------  ----------------------------------  ---------------------------------

       (504)             (1)              (2,289)            (170)              452             15



       (184)              -                 (346)               -                88              -
     (1,257)           (184)              (2,093)            (346)            2,884             88
----------------------------------  ----------------------------------  ---------------------------------

     (1,073)           (184)              (1,747)            (346)            2,796             88
----------------------------------  ----------------------------------  ---------------------------------

     (1,577)           (185)              (4,036)            (516)            3,248            103
----------------------------------  ----------------------------------  ---------------------------------

    $(1,097)          $(190)            $ (4,165)         $  (540)         $  3,124          $  97
==================================  ==================================  =================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                      Statements of Operations (continued)



                                                                             Fidelity - VIP III Growth &
                                                                                  Income Subaccount
                                                                            -------------------------------
                                                                                 2001          2000 (1)
                                                                            -------------------------------
Net investment income (loss)
Income:
   Dividends                                                                     $  12           $  -
Expenses:
   Administrative, mortality and expense risk charges                               56              5
                                                                            -------------------------------
Net investment income (loss)                                                       (44)            (5)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
   Realized gain distributions                                                      38              -
   Proceeds from sales                                                             143             13
   Cost of investments sold                                                        170             13
                                                                            -------------------------------
Net realized capital gains (losses) on investments                                  11              -

Net change in unrealized appreciation/depreciation of investments:
   Beginning of the period                                                         (11)             -
   End of the period                                                              (682)           (11)
                                                                            -------------------------------
Net change in unrealized appreciation/depreciation of investments                 (671)           (11)
                                                                            -------------------------------
Net realized and unrealized capital gains (losses) on investments                 (660)           (11)
                                                                            -------------------------------
Increase (decrease) in net assets from operations                                $(704)          $(16)
                                                                            ===============================

(1)  Commencement of operations, May 1, 2000.

See accompanying notes.

          Fidelity - VIP III                  Fidelity - VIP III
          Balanced Subaccount                 Mid Cap Subaccount
   ---------------------------------- -----------------------------------
         2001           2000 (1)            2001           2000 (1)
   ---------------------------------- -----------------------------------


      $    366             $  -             $     -           $  100

           136               14                 345               50
   ---------------------------------- -----------------------------------
           230              (14)               (345)              50



             -                -                   -                -
         2,457               39              35,437            2,079
         2,620               40              37,385            2,049
   ---------------------------------- -----------------------------------
          (163)              (1)             (1,948)              30


            (7)               -               1,172                -
           (88)              (7)              2,906            1,172
   ---------------------------------- -----------------------------------
           (81)              (7)              1,734            1,172
   ---------------------------------- -----------------------------------
          (244)              (8)               (214)           1,202
   ---------------------------------- -----------------------------------
      $    (14)            $(22)            $  (559)          $1,252
   ================================== ===================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                       Statements of Changes in Net Assets

         Year Ended December 31, 2001 and Period From February 11, 2000 (Commencement of Operations) Through December 31, 2000, Except as Noted

                                                  AIM V.I. Capital               AIM V.I. Government
                                               Appreciation Subaccount          Securities Subaccount
                                            ------------------------------- -------------------------------
                                                 2001           2000             2001           2000
                                            ------------------------------- -------------------------------
Operations:
   Net investment income (loss)                 $  (394)       $  (100)          $   93         $   43
   Net realized capital gains (losses) on
     investments                                 (2,500)        (2,764)               2              9
   Net change in unrealized appreciation/
     depreciation of investments                (10,474)        (7,863)             (19)            40
                                            ------------------------------- -------------------------------
Increase (decrease) in net assets from
   operations                                   (13,368)       (10,727)              76             92

Contract transactions:
   Net contract purchase payments                     -         75,370                -            999
   Transfer payments from (to) other
     subaccounts or general account              22,374        (13,828)           7,361              1
   Contract terminations, withdrawals, and
     other deductions                              (585)             -                -              -
   Contract maintenance charges                    (935)        (1,771)             (24)           (31)
                                            ------------------------------- -------------------------------
Increase (decrease) in net assets from
   contract transactions                         20,854         59,771            7,337            969
                                            ------------------------------- -------------------------------
Net increase (decrease) in net assets             7,486         49,044            7,413          1,061

Net assets:
   Beginning of the period                       49,044              -            1,061              -
                                            ------------------------------- -------------------------------
   End of the period                            $56,530        $49,044           $8,474         $1,061
                                            =============================== ===============================

(1)  Commencement of operations, May 1, 2000.

See accompanying notes.

       AIM V.I. Growth and                    AIM V.I. Value                  Dreyfus Stock Index
        Income Subaccount                       Subaccount                      Fund Subaccount
----------------------------------- ----------------------------------------------------------------------
      2001              2000               2001             2000              2001             2000
----------------------------------- ----------------------------------------------------------------------
     $  (419)          $     -           $   (851)         $   (10)          $   212         $    92

      (1,576)              489             (3,975)           1,274            (2,615)            707

     (13,201)           (1,421)           (14,607)          (3,463)           (3,622)         (3,937)
----------------------------------- ----------------------------------------------------------------------

     (15,196)             (932)           (19,433)          (2,199)           (6,025)         (3,138)


       5,350            13,586             28,163           39,262                 -          56,645

      52,530            18,615            101,592           24,190            11,053           4,810

           -                 -                  -                -              (614)              -
      (1,220)             (327)            (2,947)            (954)             (976)         (1,402)
----------------------------------- ----------------------------------------------------------------------

      56,660            31,874            126,808           62,498             9,463         (60,053)
----------------------------------- ----------------------------------------------------------------------
      41,464            30,942            107,375           60,299             3,438          56,915


      30,942                 -             60,299                -            56,915               -
----------------------------------- ----------------------------------------------------------------------
     $72,406           $30,942           $167,674          $60,299           $60,353         $56,915
=================================== ======================================================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                 Statements of Changes in Net Assets (continued)



                                                 Dreyfus VIF - Money            Dreyfus VIF - Small
                                                  Market Subaccount           Company Stock Subaccount
                                            ------------------------------- -------------------------------
                                                 2001           2000             2001            2000
                                            ------------------------------- -------------------------------
Operations:
   Net investment income (loss)                 $ 1,068        $   121          $  (162)        $  (12)
   Net realized capital gains (losses) on
     investments                                      -              3             (156)          (120)
   Net change in unrealized appreciation/
     depreciation of investments                      -              -              420            (15)
                                            ------------------------------- -------------------------------
Increase (decrease) in net assets from
   operations                                     1,068            124              102           (147)

Contract transactions:
   Net contract purchase payments                     -          6,000           25,025            999
   Transfer payments from (to) other
     subaccounts or general account              45,812          6,284            4,705          4,939
   Contract terminations, withdrawals, and
     other deductions                                 -              -                -              -
   Contract maintenance charges                    (724)          (159)            (935)           (60)
                                            ------------------------------- -------------------------------
Increase (decrease) in net assets from
   contract transactions                         45,088         12,125           28,795          5,878
                                            ------------------------------- -------------------------------
Net increase (decrease) in net assets            46,156         12,249           28,897          5,731

Net assets:
   Beginning of the period                       12,249              -            5,731              -
                                            ------------------------------- -------------------------------
   End of the period                            $58,405        $12,249          $34,628         $5,731
                                            =============================== ===============================

(1)  Commencement of operations, May 1, 2000.

See accompanying notes.

           MFS Emerging                        MFS Research                     MFS Total Return
        Growth Subaccount                       Subaccount                         Subaccount
----------------------------------- ---------------------------------- -----------------------------------
      2001              2000               2001             2000              2001             2000
----------------------------------- ---------------------------------- -----------------------------------
     $  (583)          $  (161)          $  (527)          $   (43)         $    738         $    (3)

     (21,449)            1,325             5,520                74             2,602              78

      (7,861)          (13,743)          (20,171)           (2,299)           (3,854)            913
----------------------------------- ---------------------------------- -----------------------------------

     (29,893)          (12,579)          (15,178)           (2,268)             (514)            988


      40,606            65,220             3,850            27,201            29,425          19,154

      17,048             7,631            81,739             6,859           131,460           4,001

        (577)                -              (598)                -            (1,003)              -
      (2,215)           (1,723)           (1,299)             (667)           (2,909)           (462)
----------------------------------- ---------------------------------- -----------------------------------

      54,862            71,128            83,692            33,393           156,973          22,693
----------------------------------- ---------------------------------- -----------------------------------
      24,969            58,549            68,514            31,125           156,459          23,681


      58,549                 -            31,125                 -            23,681               -
----------------------------------- ---------------------------------- -----------------------------------
     $83,518           $58,549           $99,639           $31,125          $180,140         $23,681
=================================== ================================== ===================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                 Statements of Changes in Net Assets (continued)


                                                    MFS Utilities                Oppenheimer Global
                                                      Subaccount                Securities Subaccount
                                            ------------------------------- -------------------------------
                                                 2001           2000             2001           2000
                                            ------------------------------- -------------------------------
Operations:
   Net investment income (loss)                $  2,217        $   (25)         $   (172)       $   (24)
   Net realized capital gains (losses) on
     investments                                  2,673            (28)           (6,091)          (138)
   Net change in unrealized appreciation/
     depreciation of investments                (26,398)           334            (1,858)           704
                                            ------------------------------- -------------------------------
Increase (decrease) in net assets from
   operations                                   (21,508)           281            (8,121)           542

Contract transactions:
   Net contract purchase payments                   156         16,899            57,625         12,307
   Transfer payments from (to) other
     subaccounts or general account             108,886         11,395            41,046         10,033
   Contract terminations, withdrawals, and
     other deductions                              (325)             -                 -              -
   Contract maintenance charges                  (1,604)          (425)           (3,121)          (296)
                                            ------------------------------- -------------------------------
Increase (decrease) in net assets from
   contract transactions                        107,113         27,869            95,550         22,044
                                            ------------------------------- -------------------------------
Net increase (decrease) in net assets            85,605         28,150            87,429         22,586

Net assets:
   Beginning of the period                       28,150              -            22,586              -
                                            ------------------------------- -------------------------------
   End of the period                           $113,755        $28,150          $110,015        $22,586
                                            =============================== ===============================

(1)  Commencement of operations, May 1, 2000.

See accompanying notes.

       Oppenheimer Capital              Oppenheimer Main Street                Oppenheimer High
     Appreciation Subaccount           Growth & Income Subaccount              Income Subaccount
----------------------------------- ----------------------------------- ----------------------------------
      2001              2000               2001             2000              2001             2000
----------------------------------- ----------------------------------- ----------------------------------
     $  (261)          $   (21)          $   (492)         $   (29)          $ 1,491          $   83

      (8,905)              (72)            (8,573)              (6)           (1,222)            (49)

      (3,312)             (618)            (3,774)          (1,520)             (849)           (206)
----------------------------------- ----------------------------------- ----------------------------------

     (12,478)             (711)           (12,839)          (1,555)             (580)           (172)


      30,358            11,386             25,858           15,611            14,652           8,500

      39,958            30,703            127,027           29,935             3,263           1,051

           -                 -             (1,245)               -              (344)              -
      (2,583)             (296)            (3,339)            (399)             (661)           (209)
----------------------------------- ----------------------------------- ----------------------------------

      67,733            41,793            148,301           45,147            16,910           9,342
----------------------------------- ----------------------------------- ----------------------------------
      55,255            41,082            135,462           43,592            16,330           9,170


      41,082                 -             43,592                -             9,170               -
----------------------------------- ----------------------------------- ----------------------------------
     $96,337           $41,082           $179,054          $43,592           $25,500          $9,170
=================================== =================================== ==================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                 Statements of Changes in Net Assets (continued)


                                                Oppenheimer Strategic             Van Kampen Emerging
                                                   Bond Subaccount                 Growth Subaccount
                                            ------------------------------- -------------------------------
                                                 2001            2000             2001           2000
                                            ------------------------------- -------------------------------
Operations:
   Net investment income (loss)                 $   463        $    74           $   (526)     $ 8,530
   Net realized capital gains (losses) on
     investments                                   (837)           (17)           (18,660)      (3,351)
   Net change in unrealized appreciation/
     depreciation of investments                    571            (43)            (6,787)     (12,331)
                                            ------------------------------- -------------------------------
Increase (decrease) in net assets from
   operations                                       197             14            (25,973)      (7,152)

Contract transactions:
   Net contract purchase payments                11,271            999              7,501       31,953
   Transfer payments from (to) other
     subaccounts or general account              30,555              4             80,714       19,897
   Contract terminations, withdrawals, and
     other deductions                                 -              -               (874)           -
   Contract maintenance charges                  (1,064)           (31)            (1,708)        (831)
                                            ------------------------------- -------------------------------
Increase (decrease) in net assets from
   contract transactions                         40,762            972             85,633       51,019
                                            ------------------------------- -------------------------------
Net increase (decrease) in net assets            40,959            986             59,660       43,867

Net assets:
   Beginning of the period                          986              -             43,867            -
                                            ------------------------------- -------------------------------
   End of the period                            $41,945        $   986           $103,527      $43,867
                                            =============================== ===============================

(1)  Commencement of operations, May 1, 2000.

See accompanying notes.

           Janus Global                        Janus Growth                     Transamerica VIF
            Subaccount                          Subaccount                     Growth Subaccount
----------------------------------- --------------------------------- ------------------------------------
      2001              2000               2001             2000              2001           2000 (1)
----------------------------------- --------------------------------- ------------------------------------
       $  1            $   159           $  (527)          $ 9,869          $   (539)        $   (10)

        (14)                46            (1,153)             (410)           (1,089)            521

       (155)              (480)          (24,554)          (25,568)           (6,168)         (1,206)
----------------------------------- --------------------------------- ------------------------------------

       (168)              (275)          (26,234)          (16,109)           (7,796)           (695)


          -                999            13,851            82,386            47,400           1,000

          1                 23            11,043             5,296            62,210          10,760

          -                  -                 -                 -                 -               -
         (7)               (30)           (1,725)           (2,008)           (2,170)            (36)
----------------------------------- --------------------------------- ------------------------------------

         (6)               992            23,169            85,674           107,440          11,724
----------------------------------- --------------------------------- ------------------------------------
       (174)               717            (3,065)           69,565            99,644          11,029


        717                  -            69,565                 -            11,029               -
----------------------------------- --------------------------------- ------------------------------------
       $543            $   717           $66,500           $69,565          $110,673         $11,029
=================================== ================================= ====================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                 Statements of Changes in Net Assets (continued)



                                                Fidelity - VIP Equity-          Fidelity - VIP Growth
                                                  Income Subaccount                  Subaccount
                                            ------------------------------- -------------------------------
                                                 2001          2000 (1)           2001         2000 (1)
                                            ------------------------------- -------------------------------
Operations:
   Net investment income (loss)                 $   (390)       $   (5)          $   (720)     $   (60)
   Net realized capital gains (losses) on
     investments                                    (226)            -             (4,690)        (855)
   Net change in unrealized appreciation/
     depreciation of investments                  (2,897)          108            (11,162)      (2,626)
                                            ------------------------------- -------------------------------
Increase (decrease) in net assets from
   operations                                     (3,513)          103            (16,572)      (3,541)

Contract transactions:
   Net contract purchase payments                 10,220         1,000             44,755       46,859
   Transfer payments from (to) other
     subaccounts or general account              100,249           649             39,703        8,832
   Contract terminations, withdrawals, and
     other deductions                                  -             -                  -            -
   Contract maintenance charges                   (1,645)          (28)            (2,573)      (1,115)
                                            ------------------------------- -------------------------------
Increase (decrease) in net assets from
   contract transactions                         108,824         1,621             81,885       54,576
                                            ------------------------------- -------------------------------
Net increase (decrease) in net assets            105,311         1,724             65,313       51,035

Net assets:
   Beginning of the period                         1,724             -             51,035            -
                                            ------------------------------- -------------------------------
   End of the period                            $107,035        $1,724           $116,348      $51,035
                                            =============================== ===============================

(1)  Commencement of operations, May 1, 2000.

See accompanying notes.

       Fidelity - VIP High                  Fidelity - VIP II             Fidelity - VIP II Investment
        Income Subaccount                 Contrafund(R) Subaccount           Grade Bond Sub-account
----------------------------------- --------------------------------- ------------------------------------
      2001            2000 (1)             2001           2000 (1)            2001           2000 (1)
----------------------------------- --------------------------------- ------------------------------------
      $  480          $    (5)           $  (129)          $   (24)          $  (124)         $   (6)

        (504)              (1)            (2,289)             (170)              452              15

      (1,073)            (184)            (1,747)             (346)            2,796              88
----------------------------------- --------------------------------- ------------------------------------

      (1,097)            (190)            (4,165)             (540)            3,124              97


       5,350            1,000             21,604            12,753            19,862           1,001

       1,283                -              1,203             9,733            46,286           1,344

           -                -                  -                 -                 -               -
        (215)             (27)            (1,059)             (339)           (1,427)            (29)
----------------------------------- --------------------------------- ------------------------------------

       6,418              973             21,748            22,147            64,721           2,316
----------------------------------- --------------------------------- ------------------------------------
       5,321              783             17,583            21,607            67,845           2,413


         783                -             21,607                 -             2,413               -
----------------------------------- --------------------------------- ------------------------------------
      $6,104          $   783            $39,190           $21,607           $70,258          $2,413
=================================== ================================= ====================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                 Statements of Changes in Net Assets (continued)



                                                                             Fidelity - VIP III Growth &
                                                                                  Income Subaccount
                                                                            -------------------------------
                                                                                 2001         2000 (1)
                                                                            -------------------------------
Operations:
   Net investment income (loss)                                                 $   (44)       $    (5)
   Net realized capital gains (losses) on investments                                11              -
   Net change in unrealized appreciation/depreciation of investments               (671)           (11)
                                                                            -------------------------------
Increase (decrease) in net assets from operations                                  (704)           (16)

Contract transactions:
   Net contract purchase payments                                                11,249          1,001
   Transfer payments from (to) other subaccounts or general account                   1              -
   Contract terminations, withdrawals, and other deductions                           -              -
   Contract maintenance charges                                                    (323)           (28)
                                                                            -------------------------------
Increase (decrease) in net assets from contract transactions                     10,927            973
                                                                            -------------------------------
Net increase (decrease) in net assets                                            10,223            957

Net assets:
   Beginning of the period                                                          957              -
                                                                            -------------------------------
   End of the period                                                            $11,180        $   957
                                                                            ===============================

(1)  Commencement of operations, May 1, 2000.

See accompanying notes.

      Fidelity - VIP III Balanced             Fidelity - VIP III
              Subaccount                      Mid Cap Subaccount
   ---------------------------------- -----------------------------------
          2001           2000 (1)             2001           2000 (1)
   ---------------------------------- -----------------------------------

         $   230         $   (14)           $  (345)         $    50
            (163)             (1)            (1,948)              30
             (81)             (7)             1,734            1,172
   ---------------------------------- -----------------------------------
             (14)            (22)              (559)           1,252


               -          10,700             14,130           27,982
          17,868             (93)            27,082            5,265
               -               -                  -                -
            (273)           (250)            (1,497)            (707)
   ---------------------------------- -----------------------------------
          17,595          10,357             39,715           32,540
   ---------------------------------- -----------------------------------
          17,581          10,335             39,156           33,792


          10,335               -             33,792                -
   ---------------------------------- -----------------------------------
         $27,916         $10,335            $72,948          $33,792
   ================================== ===================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                          Notes to Financial Statements

                                December 31, 2001

1. Organization and Summary of Significant Accounting Policies

Organization

Legacy Builder Variable Life Separate Account (the Mutual Fund Account) is a segregated investment account of Transamerica Life Insurance Company (Transamerica Life), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of twenty-eight investment subaccounts, including four in specific portfolios of the AIM Variable Insurance Funds, one in the Dreyfus Stock Index Fund, two in specified portfolios of the Dreyfus Variable Investment Fund, four in specified portfolios of the MFS(R) Variable Insurance Trust, five in specified portfolios of the Oppenheimer Variable Account Funds, three in specified portfolios of the AEGON/Transamerica Series Fund, Inc., one in the Transamerica Variable Insurance Fund, Inc., three in specified portfolios of the Variable Insurance Products Fund (VIP), two in specified portfolios of the Variable Insurance Products Fund II (VIP II), and three in specified portfolios of the Variable Insurance Products Fund III (VIP
III) (each a Series Fund and collectively the Series Funds). Activity in these twenty-eight investment subaccounts is available to contract owners of Legacy Builder Plus.

Transamerica Life changed its name from PFL Life Insurance Company effective March 1, 2001. Effective May 1, 2001, PFL Legacy Builder Variable Life Separate Account changed its name to Transamerica Life Legacy Builder Variable Life Separate Account.

Investments

Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Series Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2001.

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                    Notes to Financial Statements (continued)



1. Organization and Summary of Significant Accounting Policies (continued)

Realized capital gains and losses from sales of shares in the mutual funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses on investments in the Series Funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

Reclassifications

Certain amounts in the 2000 Statements of Operations and Changes in Net Assets have been reclassified to conform to the 2001 financial statement presentation.

2. Investments

A summary of the mutual fund investments at December 31, 2001 follows:

                                                                Net Asset
                                                 Number of        Value         Market
                                                Shares Held     Per Share        Value             Cost
                                              -------------------------------------------------------------
   AIM Variable Insurance Funds:
     AIM V.I. Capital Appreciation Fund          2,987.720       $21.72       $  64,893        $  83,230
     AIM V.I. Government Securities Fund           734.971        11.53           8,474            8,453
     AIM V.I. Growth and Income Fund             4,031.227        20.20          81,431           96,053
     AIM V.I. Value Fund                         7,180.739        23.35         167,670          185,740
   Dreyfus Stock Index Fund                      2,055.560        29.36          60,351           67,910
   Dreyfus Variable Investment Fund:
     Dreyfus VIF - Money Market Portfolio       58,403.670         1.00          58,404           58,404
     Dreyfus VIF - Small Company Stock
       Portfolio                                 1,946.505        17.79          34,628           34,223
   MFS(R) Variable Insurance Trust:
     MFS Emerging Growth Series                  4,644.661        17.98          83,511          105,115
     MFS Research Series                         6,957.694        14.32          99,634          122,104
     MFS Total Return Series                     9,679.820        18.61         180,141          183,082
     MFS Utilities Series                        7,131.659        15.95         113,750          139,814

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                    Notes to Financial Statements (continued)


2. Investments (continued)

                                                                Net Asset
                                                 Number of        Value         Market
                                                Shares Held     Per Share        Value           Cost
                                              -------------------------------------------------------------
   Oppenheimer Variable Account Funds:
     Oppenheimer Global Securities Fund/VA       5,258.424       $22.84        $120,102         $121,256
     Oppenheimer Capital Appreciation
       Fund/VA                                   2,633.501        36.58          96,333          100,263
     Oppenheimer Main Street Growth & Income
       Fund/VA                                   9,428.647        18.99         179,050          184,344
     Oppenheimer High Income Fund/VA             2,985.913         8.54          25,500           26,555
     Oppenheimer Strategic Bond Fund/VA          9,079.055         4.62          41,945           41,417
   AEGON/Transamerica Series Fund, Inc.:
     Van Kampen Emerging Growth                  5,678.274        19.44         110,386          129,504
     Janus Global                                   29.617        18.32             543            1,178
     Janus Growth                                2,036.478        32.65          66,491          116,613
   Transamerica Variable Insurance Fund,
     Inc.:
       Transamerica VIF Growth Portfolio         6,263.160        17.67         110,670          118,044
   Variable Insurance Products Fund (VIP):
     Fidelity - VIP Equity-Income Portfolio      4,738.082        22.59         107,033          109,822
     Fidelity - VIP Growth Portfolio             3,766.442        33.34         125,573          139,361
     Fidelity - VIP High Income Portfolio          959.695         6.36           6,104            7,361
   Variable Insurance Products Fund II
     (VIP II):
       Fidelity - VIP II Contrafund(R)
         Portfolio                               1,959.499        20.00          39,190           41,283
       Fidelity - VIP II Investment Grade
         Bond Portfolio                          5,480.560        12.82          70,261           67,377
   Variable Insurance Products Fund III
     (VIP III):
     Fidelity - VIP III Growth & Income
       Portfolio                                   855.325        13.07          11,179           11,861
     Fidelity - VIP III Balanced Portfolio       2,051.156        13.61          27,916           28,004
     Fidelity - VIP III Mid Cap Portfolio        3,742.905        19.49          72,949           70,043

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:

                                                                             Purchases         Sales
                                                                          ---------------------------------
   AIM Variable Insurance Funds:
     AIM V.I. Capital Appreciation Fund                                       $  58,799        $25,429
     AIM V.I. Government Securities Fund                                          7,453             24
     AIM V.I. Growth and Income Fund                                             70,086          4,820
     AIM V.I. Value Fund                                                        160,531         31,194
   Dreyfus Stock Index Fund                                                      34,398         24,411

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                    Notes to Financial Statements (continued)


2. Investments (continued)

                                                                             Purchases         Sales
                                                                          ---------------------------------
   Dreyfus Variable Investment Fund:
     Dreyfus VIF - Money Market Portfolio                                     $  49,335       $  3,180
     Dreyfus VIF - Small Company Stock Portfolio                                 39,563         10,931
   MFS(R)Variable Insurance Trust:
     MFS Emerging Growth Series                                                  95,994         36,886
     MFS Research Series                                                         99,400          7,645
     MFS Total Return Series                                                    178,867         18,793
     MFS Utilities Series                                                       154,142         37,472
   Oppenheimer Variable Account Funds:
     Oppenheimer Global Securities Fund/VA                                      190,628         77,685
     Oppenheimer Capital Appreciation Fund/VA                                   121,581         49,331
     Oppenheimer Main Street Growth & Income Fund/VA                            207,563         59,758
     Oppenheimer High Income Fund/VA                                             32,430         14,029
     Oppenheimer Strategic Bond Fund/VA                                          74,342         32,983
   AEGON/Transamerica Series Fund, Inc.:
     Van Kampen Emerging Growth                                                 124,878         31,512
     Janus Global                                                                     6             11
     Janus Growth                                                                29,487          4,212
   Transamerica Variable Insurance Fund, Inc.:
     Transamerica VIF Growth Portfolio                                          140,484         31,906
   Variable Insurance Products Fund (VIP):
     Fidelity - VIP Equity-Income Portfolio                                     115,049          6,314
     Fidelity - VIP Growth Portfolio                                            131,391         36,876
     Fidelity - VIP High Income Portfolio                                         8,307          1,409
   Variable Insurance Products Fund II (VIP II):
     Fidelity - VIP II Contrafund(R)Portfolio                                    44,703         22,553
     Fidelity - VIP II Investment Grade Bond Portfolio                           81,029         16,429
   Variable Insurance Products Fund III (VIP III):
     Fidelity - VIP III Growth & Income Portfolio                                11,063            143
     Fidelity - VIP III Balanced Portfolio                                       20,282          2,457
     Fidelity - VIP III Mid Cap Portfolio                                        74,808         35,437

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                    Notes to Financial Statements (continued)


3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding for the year ended December 31, 2001 and the period from February 11, 2000 through December 31, 2000, follows:

                                  AIM V.I.       AIM V.I.       AIM V.I.                        Dreyfus
                                   Capital      Government     Growth and      AIM V.I.       Stock Index
                                Appreciation    Securities       Income          Value            Fund
                                 Subaccount     Subaccount     Subaccount     Subaccount       Subaccount
                               ----------------------------------------------------------------------------
   Units outstanding,
     beginning of period                 -            -                 -             -              -
   Units purchased                  71,483            1            14,450        43,121         52,701
   Units redeemed and
     transferred                   (13,110)         968            22,072        29,203          6,986
                               ----------------------------------------------------------------------------
   Units outstanding at
     December 31, 2000              58,373          969            36,522        72,324         59,687
   Units purchased                       -            -            16,100        35,897              -
   Units redeemed and
     transferred                    29,888        6,358            58,965       123,523         12,927
                               ----------------------------------------------------------------------------
   Units outstanding at
     December 31, 2001              88,361        7,327           111,587       231,744         72,614
                               ============================================================================
                                                  Dreyfus
                                   Dreyfus      VIF - Small        MFS
                                 VIF - Money     Company        Emerging          MFS         MFS Total
                                   Market         Stock          Growth        Research        Return
                                 Subaccount     Subaccount     Subaccount     Subaccount     Subaccount
                               ----------------------------------------------------------------------------
   Units outstanding,
     beginning of period                 -             -                -             -              -
   Units purchased                   4,738             1           67,503        24,878         15,241
   Units redeemed and
     transferred                     6,969         5,423            8,628         7,740          4,195
                               ----------------------------------------------------------------------------
   Units outstanding at
     December 31, 2000              11,707         5,424           76,131        32,618         19,436
   Units purchased                       -        24,150           64,866         3,754         23,119
   Units redeemed and
     transferred                    42,388         3,960           23,510        97,223        106,035
                               ----------------------------------------------------------------------------
   Units outstanding at
     December 31, 2001              54,095        33,534          164,507       133,595        148,590
                               ============================================================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                    Notes to Financial Statements (continued)


3. Accumulation Units Outstanding (continued)

                                                                              Oppenheimer
                                                Oppenheimer    Oppenheimer    Main Street
                                     MFS          Global         Capital       Growth &      Oppenheimer
                                  Utilities     Securities    Appreciation      Income       High Income
                                 Subaccount     Subaccount     Subaccount     Subaccount     Subaccount
                               ----------------------------------------------------------------------------
   Units outstanding,
     beginning of period                  -              -              -             -              -
   Units purchased                   15,637         12,111         10,448        13,547          7,464
   Units redeemed and
     transferred                     12,734         11,978         32,299        31,976          2,144
                               ----------------------------------------------------------------------------
   Units outstanding at
     December 31, 2000               28,371         24,089         42,747        45,523          9,608
   Units purchased                        -         74,809         30,379        27,585         14,303
   Units redeemed and
     transferred                    124,035         35,502         42,401       136,597          2,486
                               ----------------------------------------------------------------------------
   Units outstanding at
     December 31, 2001              152,406        134,400        115,527       209,705         26,397
                               ============================================================================
                                                Van Kampen
                                 Oppenheimer     Emerging         Janus          Janus      Transamerica
                               Strategic Bond     Growth         Global         Growth       VIF Growth
                                 Subaccount     Subaccount     Subaccount     Subaccount     Subaccount
                               ----------------------------------------------------------------------------
   Units outstanding,
     beginning of period                 -              -             -               -              -
   Units purchased                       1         34,760             1          95,157            981
   Units redeemed and
     transferred                       968         23,574           968           6,433         12,237
                               ----------------------------------------------------------------------------
   Units outstanding at
     December 31, 2000                 969         58,334           969         101,590         13,218
   Units purchased                  10,182         22,576             -          17,870         62,634
   Units redeemed and
     transferred                    28,462        126,827           (11)         16,825         86,388
                               ----------------------------------------------------------------------------
   Units outstanding at
     December 31, 2001              39,613        207,737           958         136,285        162,240
                               ============================================================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                    Notes to Financial Statements (continued)


3. Accumulation Units Outstanding (continued)

                                                                                             Fidelity -
                                 Fidelity -                   Fidelity -      Fidelity -       VIP II
                                 VIP Equity-    Fidelity -     VIP High         VIP II       Investment
                                   Income       VIP Growth      Income        Contrafund(R)  Grade Bond
                                 Subaccount     Subaccount    Subaccount      Subaccount     Subaccount
                               ----------------------------------------------------------------------------
   Units outstanding,
     beginning of period                  -             -             -               -              -
   Units purchased                      981        50,716           981          13,326            981
   Units redeemed and
     transferred                        602         9,394            (9)          9,996          1,243
                               ----------------------------------------------------------------------------
   Units outstanding at
     December 31, 2000                1,583        60,110           972          23,322          2,224
   Units purchased                    9,546        67,260         5,983          25,097         17,300
   Units redeemed and
     transferred                     93,367        40,736         1,712             272         40,785
                               ----------------------------------------------------------------------------
   Units outstanding at
     December 31, 2001              104,496       168,106         8,667          48,691         60,309
                               ============================================================================

                                                               Fidelity -
                                                                VIP III       Fidelity -     Fidelity -
                                                                Growth &       VIP III        VIP III
                                                                 Income        Balanced       Mid Cap
                                                               Subaccount     Subaccount     Subaccount
                                                             ----------------------------------------------

   Units outstanding, beginning of period                             -               -              -
   Units purchased                                                  981          10,779         24,776
   Units redeemed and transferred                                    (9)            (38)         5,412
                                                             ----------------------------------------------
   Units outstanding at December 31, 2000                           972          10,741         30,188
   Units purchased                                               11,718               -         14,352
   Units redeemed and transferred                                  (111)         19,046         23,512
                                                             ----------------------------------------------
   Units outstanding at December 31, 2001                        12,579          29,787         68,052
                                                             ==============================================

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                    Notes to Financial Statements (continued)


4. Financial Highlights

Effective with these 2001 annual financial statements, the Mutual Fund Account has presented the following disclosures required by the AICPA Audit and Accounting Guide for Investment Companies.

                                        At December 31, 2001             Year Ended December 31, 2001
                                 ----------------------------------- --------------------------------------
                                                                      Investment
                                           Unit Fair      Net           Income      Expense      Total
             Subaccount            Units     Value       Assets         Ratio*      Ratio**    Return***
   ----------------------------------------------------------------- --------------------------------------
   AIM V.I. Capital Appreciation    88,361    $0.64      $  56,530        0.00%       1.30%     (23.85)%
   AIM V.I. Government Securities    7,327     1.16          8,474        5.59        1.30        5.62
   AIM V.I. Growth and Income      111,587     0.65         72,406        0.06        1.30      (23.41)
   AIM V.I. Value                  231,744     0.72        167,674        0.16        1.30      (13.22)
   Dreyfus Stock Index Fund         72,614     0.83         60,353        1.13        1.30      (12.84)
   Dreyfus VIF - Money Market       54,095     1.08         58,405        3.72        1.30        3.19
   Dreyfus VIF - Small Company
      Stock                         33,534     1.03         34,628        0.05        1.30       (2.27)
   MFS Emerging Growth             164,507     0.51         83,518        0.00        1.30      (33.99)
   MFS Research                    133,595     0.75         99,639        0.01        1.30      (21.84)
   MFS Total Return                148,590     1.21        180,140        1.42        1.30       (0.50)
   MFS Utilities                   152,406     0.75        113,755        3.67        1.30      (24.77)
   Oppenheimer Global Securities   134,400     0.82        110,015        0.54        1.30      (12.70)
   Oppenheimer Capital
      Appreciation                 115,527     0.83         96,337        0.41        1.30      (13.23)
   Oppenheimer Main Street
      Growth & Income              209,705     0.85        179,054        0.39        1.30      (10.83)
   Oppenheimer High Income          26,397     0.97         25,500        7.67        1.30        1.21
   Oppenheimer Strategic Bond       39,613     1.06         41,945        2.55        1.30        4.06
   Van Kampen Emerging Growth      207,737     0.50        103,527        0.09        1.30      (33.73)
   Janus Global                        958     0.57            543        0.89        1.30      (23.42)
   Janus Growth                    136,285     0.49         66,500        0.00        1.30      (28.74)
   Transamerica VIF Growth         162,240     0.68        110,673        0.00        1.30      (18.24)
   Fidelity - VIP Equity-Income    104,496     1.02        107,035        0.16        1.30       (5.93)
   Fidelity - VIP Growth           168,106     0.69        116,348        0.04        1.30      (18.48)
   Fidelity - VIP High Income        8,667     0.70          6,104       11.27        1.30      (12.59)
   Fidelity - VIP II Contrafund(R)  48,691     0.80         39,190        0.39        1.30      (13.12)
   Fidelity - VIP II Investment
      Grade Bond                    60,309     1.16         70,258        0.50        1.30        7.36

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                    Notes to Financial Statements (continued)


4. Financial Highlights (continued)

                                        At December 31, 2001             Year Ended December 31, 2001
                                 ----------------------------------- --------------------------------------
                                                                      Investment
                                           Unit Fair      Net           Income      Expense      Total
             Subaccount            Units     Value       Assets         Ratio*      Ratio**    Return***
   ----------------------------------------------------------------- --------------------------------------
   Fidelity - VIP III Growth &
      Income                        12,579    $0.89      $  11,180        0.17%       1.30%      (9.69)%
   Fidelity - VIP III Balanced      29,787     0.94         27,916        2.04        1.30       (2.60)
   Fidelity - VIP III Mid Cap       68,052     1.07         72,948        0.00        1.30       (4.24)

      *These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.
     **These ratios represent the annualized contract expenses of the Mutual
       Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded.
    ***These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

5. Assets Retained by Transamerica Life

A summary of those subaccounts for which the market value of Transamerica Life's capital contributions exceed 5% of net assets follows:

                                                                     Market
   Subaccount                                                        Value
   ----------------------------------------------------------------------------

   AIM V.I. Government Securities                                    $1,108
   Janus Global                                                         543
   Fidelity - VIP High Income                                           677
   Fidelity - VIP III Growth & Income                                   854

               Transamerica Life Insurance Company Legacy Builder
              Variable Life Separate Account - Legacy Builder Plus

                    Notes to Financial Statements (continued)


6. Administrative, Mortality, and Expense Risk Charges

Transamerica Life deducts a monthly charge from the cash value of the policy from each subaccount to cover administrative expenses. This administration charge is $2.50 per month for policies with a cash value less than $50,000. An additional monthly administration charge of 0.55% of the assets in the variable account is charged during the first ten policy years. Transamerica Life also assesses a monthly cost of insurance charge for underwriting the death benefit of the policy. The cost of insurance charge depends on a number of variables that would cause it to vary from policy to policy and from month to month.

Transamerica Life deducts a daily charge for assuming certain mortality and expense risks. This charge is equal to an effective annual rate of 0.75% of the value of the contract owner's individual account.

7. Income Taxes

Operations of the Mutual Fund Account form a part of Transamerica Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of Transamerica Life for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Transamerica Life. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to Transamerica Life, as long as earnings are credited under the variable life insurance contracts.

                                    PART II.
                                OTHER INFORMATION


                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                REPRESENTATION PURSUANT TO SECTION 26(e) (2) (A)

     Transamerica Life Insurance Company ("Transamerica") hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

                              RULE 484 UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

     The facing sheet
     The Prospectus, consisting of 64 pages

     The undertaking to file reports
     Representation Pursuant to Section 26(e) (2) (A)
     The statement with respect to indemnification
     The Rule 484 undertaking
     The signatures

Written consent of the following persons:

     (a)  Richard R. Greer, Actuary
     (b)  Brenda D. Sneed, Esq.

     (c)  Sutherland Asbill & Brennan LLP
     (d)  Ernst & Young LLP

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

     A.   (1)       Resolutions of the Board of Directors of Transamerica
                    establishing the Separate Account (6)
          (2)       Not Applicable
          (3)       Distribution of Policies:
                    (a)      Form of Principal Underwriting Agreement (10)
                    (b)      Form of Broker-Dealer Supervision and Sales
                             Agreement by and between AFSG Securities
                             Corporation and the Broker-Dealer (4)
          (4)       Not Applicable
          (5)       Specimen Flexible Premium Variable Life Insurance Policy (9)
          (6)       (a)      Certificate of Incorporation of Transamerica (2)
                    (b)      By-Laws of Transamerica (2)
          (7)       Not Applicable
          (8)       Participation Agreements:
                    (a)      Among MFS Variable Insurance Trust and Transamerica
          and Massachusetts
                             Financial Services Company (6)
                    (b)      Among AIM Variable Insurance Funds, Inc.,
                             Transamerica and AFSG Securities Corporation (4)
                    (c)      Among Transamerica and Dreyfus Variable Investment
                             Fund (7)
                    (d)      Amendment to Participation Agreement Among
                             Transamerica and Dreyfus Variable Investment Fund
                             (6)
                    (e)      Amendment to Participation Agreement Among
                             Oppenheimer Variable Account Funds,
                             OppenheimerFunds, Inc. and Transamerica (6)
                    (f)      Among Oppenheimer Variable Account Funds,
                             OppenheimerFunds, Inc. and Transamerica (4)
                    (g)      Among WRL Series Fund, Inc. and Transamerica and
                             AUSA Life Insurance Company, Inc. and amendments
                             thereto (3)
                    (h)      Amendments dated November 27, 1998 to Participation
                             Agreements:
                             (i)     Among MFS Variable Insurance Trust,
                                     Massachusetts Financial Services Company
                                     and Transamerica (8)
                             (ii)    Among Transamerica and Dreyfus Variable
                                     Investment Fund (8)
                             (iii)   Among Oppenheimer Variable Account Funds,
                                     OppenheimerFunds, Inc. and Transamerica (8)
                             (iv)    Among AIM Variable Insurance Funds, Inc.,
                                     AIM Distributors, Inc., Transamerica and
                                     AFSG Securities Corporation (8)
                             (v)     Among WRL Series Fund, Inc., Transamerica
                                     and AUSA Life Insurance Company, Inc. (8)
                    (i)      Amendments dated August 1, 1999 to Participation
                             Agreements:
                             (i)     Among AIM Variable Insurance Funds, Inc.,
                                     AIM Distributors, Inc., Transamerica and
                                     AFSG Securities Corporation (10)
                             (ii)    MFS Variable Insurance Trust, Massachusetts
                                     Financial Services Company and Transamerica
                                     (10)
                             (iii    WRL Series Fund, Inc. Transamerica and AUSA
                                     Life Insurance Company, Inc. (10)
                    (j)      Among Variable Insurance Products Funds and
                             Variable Insurance Products II, Fidelity
                             Distributors Corporation, and Transamerica Life
                             Insurance Company, and Addendums thereto (12)

                    (k) Among Variable Insurance Products Fund III, Fidelity Distributors Corporation, and Transamerica Life Insurance Company (13)
                    (l) Among Transamerica Variable Insurance Fund, Inc., Transamerica Occidental Life Insurance Company and Transamerica Life Insurance Company (14)
                    (m)      Amendments dated April, 2000 to Participation
                             Agreements:
                             (i) Among Variable Insurance Products Funds and Variable Insurance Products II, Fidelity Distributors Corporation, and Transamerica
                                     (14)
                             (ii) Among Variable Insurance Products Fund III, Fidelity Distributors Corporation, and Transamerica (14)
                    (n) Amendment No. 13 dated April 17, 2000 to the Participation Agreement among WRL Series Fund, Inc., Transamerica, AUSA Life Insurance company, Inc., and Peoples Benefit Life Insurance Company.
                             (14)
          (9)       Not Applicable
          (10)      Application for Flexible Premium Variable Life Insurance
                    Policy (9)
          (11) Memorandum describing issuance, transfer and redemption procedures (10)

2.   See Exhibit 1.A.

3.   Opinion of Counsel as to the legality of the securities being registered
     (11)

4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I

5.   Not Applicable

6. Opinion and consent of Richard R. Greer as to actuarial matters pertaining to the securities being registered (15)

7.   Consent of Brenda D. Sneed, Esq. (15)


8.   Consent of Sutherland Asbill & Brennan LLP (15)

9.   Consent of Ernst & Young LLP (15)

10.  Powers of Attorney (9)

------------------
(1) This exhibit was previously filed on Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 33-92226) filed on July 10, 1998 and hereby is incorporated by reference.
(2) This exhibit was previously filed on Pre-Effective Amendment No. 2 to the Registration Statement on Form N-3 (File No. 333-36297) filed on February 27, 1998 and is hereby incorporated by reference.
(3) This exhibit was previously filed on Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-26209) filed on April 29, 1998 and is hereby incorporated by reference.
(4) This exhibit was previously filed on Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (File 333-07509) filed on April 30, 1998 and is hereby incorporated by reference.
(5) This exhibit was previously filed on Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File 333-07509) filed on December 6, 1996 and is hereby incorporated by reference.
(6) This exhibit was previously filed on the Initial Registration Statement on Form S-6 (File 333-68087)
     filed on November 30, 1998 and is hereby incorporated by reference.
(7) This exhibit was previously filed on the Initial Registration Statement on Form N-4 (File 333- 26209) filed on April 30, 1997 and is hereby incorporated by reference.
(8) This exhibit was previously filed on Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File 333-68087) filed June 8, 1999 and is incorporated by reference.
(9) This exhibit was previously filed on the Initial Registration Statement on Form S-6 (File 333-86231) filed August 31, 1999 and is incorporated by reference.
(10) This exhibit was previously filed on Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File 333-86231) filed on December 29, 1999 and is incorporated by reference.
(11) This exhibit was previously filed on Pre-Effective Amendment No. 2 to the Registration Statement on Form S-6 (File 333-86231) filed on January 20, 2000
(12) This exhibit was previously filed on Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File 333-07509) filed on December 6, 1996.
(13) This exhibit was previously filed on Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File 333-07509) filed on April 29, 1997.
(14) This exhibit was previously filed on Post-Effective Amendment No. 1 to Registration Statement on Form S-6 (File 333-86231) filed on April 28, 2000.
(15) Filed Herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, Legacy Builder Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 3 to Registration Statement on Form S-6 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Cedar Rapids, Iowa on the 29th day of April, 2002.


                                        LEGACY BUILDER VARIABLE LIFE
                                        SEPARATE ACCOUNT

                                        TRANSAMERICA LIFE INSURANCE COMPANY
                                        (FORMERLY PFL LIFE INSURANCE COMPANY)
                                        Depositor

                                        LARRY N. NORMAN
                                        ----------------------------------
                                        Larry N. Norman, President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                                       TITLE                              DATE
                                       -----                              ----

PATRICK S. BAIRD*                      Director, Chief Operating  April 29, 2002
---------------------------            Officer and Sr. Vice
Patrick S. Baird                       President

CRAIG D. VERMIE*                       Director, Secretary and    April 29, 2002
---------------------------            Vice President
Craig D. Vermie

LARRY N. NORMAN*                       Director, President        April 29, 2002
---------------------------
Larry N. Norman

DOUGLAS C. KOLSRUD*                    Director, Sr. Vice         April 29, 2002
---------------------------            President
Douglas C. Kolsrud

BRENDA K. CLANCY*                      Treasurer                  April 29, 2002
---------------------------
Brenda K. Clancy**

** Principal Accounting Officer


*     /s/  Frank A. Camp
 --------------------------
      Frank A. Camp
      Attorney-in-Fact

                                  EXHIBIT INDEX



EXHIBIT NO.                   DESCRIPTION OF EXHIBIT
-----------                   ----------------------


6              Opinion and Consent of Richard R. Greer as to actuarial matters

7              Consent of Brenda D. Sneed, Esq.


8              Consent of Sutherland Asbill & Brennan LLP

9              Consent of Ernst & Young LLP